    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 23, 1998

                                                   REGISTRATION NO.:  33-37562
                                                                      811-6208

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               _______________

                                  FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                    [X]
                         PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                        POST-EFFECTIVE AMENDMENT NO. 9                     [X]
                                    AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                               [X]
                               AMENDMENT NO. 10                            [X]
                               _______________

                DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST

                       (A MASSACHUSETTS BUSINESS TRUST)

              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              _______________

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                    ___X___ immediately upon filing pursuant to paragraph (b)
                    _______ on (date) pursuant to paragraph (b)
                    _______ 60 days after filing pursuant to paragraph (a)
                    _______ on (date) pursuant to paragraph (a) of rule 485.

          AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

                DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                            CROSS-REFERENCE SHEET

       FORM N-1A
       PART A
       ITEM         CAPTION PROSPECTUS
       ----------   -------------------------------------------------------
       1. .......   Cover Page
       2. .......   Summary of Fund Expenses; Prospectus Summary
       3. .......   Financial Highlights; Performance Information
       4. .......   Investment Objective and Policies; The Fund and its
                      Management; Cover Page; Investment Restrictions;
                      Prospectus Summary
       5. .......   The Fund and Its Management; Back Cover; Investment
                      Objective and Policies
       6. .......   Dividends, Distributions and Taxes; Additional
                      Information
       7. .......   Purchase of Fund Shares; Shareholder Services
       8. .......   Redemptions and Repurchases; Shareholder Services
       9. .......   Not Applicable

      PART B
      ITEM          STATEMENT OF ADDITIONAL INFORMATION
      -----------   -----------------------------------------------------------
      10. .......   Cover Page
      11. .......   Table of Contents
      12. .......   The Fund and Its Management
      13. .......   Investment Practices and Policies; Investment Restrictions;
                      Portfolio Transactions and Brokerage
      14. .......   The Fund and Its Management; Trustees and
                      Officers
      15. .......   Trustees and Officers
      16. .......   The Fund and Its Management; Purchase of Fund Shares;
                      Custodian and Transfer Agent;
                      Independent Accountants
      17. .......   Portfolio Transactions and Brokerage
      18. .......   Description of Shares; Validity of Shares of Beneficial
                      Interest
      19. .......   Repurchase of Fund Shares; Redemptions and Repurchases;
                      Statement of Assets and Liabilities; Shareholder Services
      20. .......   Dividends, Distributions and Taxes
      21. .......   Not applicable
      22. .......   Dividends, Distributions and Taxes
      23. .......   Performance Information; Financial Statements

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS -- MARCH 23, 1998
-----------------------------------------------------------------------------

  Dean Witter Multi-State Municipal Series Trust (the "Fund") is an open-end non-diversified management investment company currently consisting of ten separate series: the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series (the "State Series"). The investment objective of the State Series is to provide a high level of current income exempt from both federal and the designated State income taxes consistent with the preservation of capital. Each Series ("Series") seeks to achieve its investment objective by investing principally in investment grade tax-exempt securities of municipal issuers in the designated state. (See "Investment Objective and Policies.")


  The Fund, on behalf of each Series, is authorized to reimburse Dean Witter Distributors Inc. (the "Distributor") for specific expenses incurred in promoting the distribution of the Fund's shares pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"). Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15% of the average daily net assets of each Series.


  This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 23, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed below. The Statement of Additional Information is incorporated herein by reference.


       DEAN WITTER MULTI-STATE MUNICIPAL
       SERIES TRUST
       TWO WORLD TRADE CENTER
       NEW YORK, NEW YORK 10048
       (212) 392-2550
       (800) 869-NEWS
       TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

Financial Highlights ..................................................      4

The Fund and its Management ...........................................      8

Investment Objective and Policies .....................................      9

Investment Restrictions ...............................................     15

Purchase of Fund Shares ...............................................     15

Shareholder Services ..................................................     18


Redemptions and Repurchases ...........................................     21

Dividends, Distributions and Taxes ....................................     22

Performance Information ...............................................     30


Additional Information ................................................     30

Appendix ..............................................................     32

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------


 ------------------- ------------------------------------------------------------------
THE                  The Fund is organized as a Trust, commonly known as a Massachusetts
FUND                 business trust, and is an open-end, non-diversified management investment company currently consisting of ten separate series: the Arizona Series, the California Series, the Florida Series, the Massachusetts Series,
                     the Michigan Series, the Minnesota Series, the New Jersey Series, the
                     New York Series, the Ohio Series and the Pennsylvania Series. Each Series
                     invests principally in investment grade, tax-exempt securities of the designated State.
-------------------  ------------------------------------------------------------------
SHARES OFFERED       Shares of beneficial interest with $0.01 par value (see page 30).
-------------------  ------------------------------------------------------------------
OFFERING PRICE       The price of the shares offered by this prospectus varies with the changes in the value of the Fund's investments. The offering price, determined once daily as of 4:00 p.m., New York time, on each day that the New
                     York Stock Exchange is open, is equal to the net asset value plus a sales charge of 4.0% of the offering price, scaled down on purchases of $25,000 or over (see page 15).
-------------------  ------------------------------------------------------------------
MINIMUM PURCHASE     Minimum initial investment, $1,000 ($100 if the account is opened through
                     EasyInvest (Service Mark) ); Minimum subsequent investment, $100 (see page 15).
-------------------  ------------------------------------------------------------------
INVESTMENT           The investment objective of each Series is to provide a high level of
OBJECTIVE            current income exempt from both federal and the designated state income taxes consistent with preservation of capital.
-------------------  ------------------------------------------------------------------
INVESTMENT MANAGER   Dean Witter InterCapital Inc., ("InterCapital"), the Investment Manager
                     of the Fund, and its wholly-owned subsidiary, Dean Witter Services Company
                     Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with assets of approximately $110.1 billion at February 28,
                     1998 (see page 8).
-------------------  ------------------------------------------------------------------
MANAGEMENT FEE       The Investment Manager receives a monthly fee at the annual rate of
                     0.35% of daily net assets of each Series (see page 8).
-------------------  ------------------------------------------------------------------
DIVIDENDS AND        Income dividends are declared daily and paid monthly; capital gains
CAPITAL GAINS        distributions, if any, may be distributed annually or retained for
DISTRIBUTIONS        reinvestment by the Fund. Dividends and distributions are automatically reinvested in additional shares at net asset value (without sales charge), unless the shareholder elects to receive cash (see pages 18 and 21).
-------------------  ------------------------------------------------------------------
PLAN OF              The Fund is authorized to reimburse Dean Witter Distributors Inc. (the
DISTRIBUTION         "Distributor") for specific expenses incurred in promoting the distribution of the Fund's shares pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                     Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15 of 1% of average daily net assets of each Series of the Fund (see page 18).
-------------------  ------------------------------------------------------------------
SALES CHARGE         4.0% of offering price (4.17% of amount invested); reduced charges on purchases of $25,000 or more (see pages 15-17).
-------------------  ------------------------------------------------------------------
REDEMPTION           Shares are redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if shares owned have a net asset value of less than $100 or, if the account was opened through EasyInvest (Service
                     Mark), if after twelve months the shareholder has invested less than
                     $1,000 in the account. (see page 20).
-------------------  ------------------------------------------------------------------

-------------------  ------------------------------------------------------------------
RISKS AND OTHER      The value of each Series' portfolio securities, and therefore the net
CONSIDERATIONS       asset value per share of each Series, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the portfolio securities of each Series to pay interest and principal on such obligations. Additionally, because the Fund is a non-diversified investment company, a relatively high percentage of the assets of each Series may be invested in a limited number of issuers within a single state, thereby causing a greater fluctuation of the net asset value of each Series as a result of changes in the financial condition or in the market's assessment of the various issuers. Each Series, to the extent permitted by applicable state law, also may invest in futures and options which may be considered speculative in nature and involve greater risks than those customarily assumed by certain other investment companies which do not invest in such instruments.
                     Since each Series concentrates its investments in tax-exempt securities of a particular State, each Series is affected by any political, economic or regulatory developments affecting the ability of the issuers of that particular State to pay interest or repay principal. During periods of significant economic slowdowns, the securities of any particular
                     State will be subject to a greater degree of credit risk in which the ratings of such securities have been or may be downgraded or placed on a credit watch, thereby affecting their market value. Investors should refer to the Appendix for specific information regarding the economic situation of their particular State. (See pages 10-14 and the Appendix on page 32). Certain of the tax-exempt securities in which each Series may invest without limit may subject certain investors to the federal, and any applicable state, alternative minimum tax. (see page 9).
-------------------  ------------------------------------------------------------------


 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended November 30, 1997, except as otherwise noted.


Shareholder Transaction Expenses (for each Series)
Maximum Sales Charge Imposed on Purchases................ 4.0%
Maximum Sales Charge Imposed on Reinvested Dividends .... None
Deferred Sales Charge.................................... None
Redemption Fees.......................................... None
Exchange Fee............................................. None


Annual Operating Expenses (as a Percentage of Average Net Assets for the fiscal year ended November 30, 1997)



                           ARIZONA    CALIFORNIA    FLORIDA    MASSACHUSETTS   MICHIGAN
                           SERIES       SERIES      SERIES        SERIES        SERIES
                         ---------- ------------  ---------- ---------------  ----------
Management Fees* .......     .35%        .35%         .35%          .35%          .35%
12b-1 Fees**............     .14         .15          .15           .14           .15
Other Expenses* ........     .17         .09          .12           .32           .24
Total Series Operating*
 Expenses: .............     .66         .59          .62           .81           .74


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                          MINNESOTA    NEW JERSEY   NEW YORK      OHIO     PENNSYLVANIA
                            SERIES       SERIES      SERIES      SERIES       SERIES
                         ----------- ------------  ---------- ----------  --------------
Management Fees* .......     .35%         .35%         .35%       .35%          .35%
12b-1 Fees**............     .15          .14          .15        .14           .15
Other Expenses .........     .47          .17          .34        .25           .16
Total Series Operating*
 Expenses ..............     .97          .66          .84        .74           .66


------------
*"Management Fees" and "Other Expenses" have been restated to reflect current fees and expenses.
**The 12b-1 fee is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").



Example
-------
   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


              ARIZONA    CALIFORNIA    FLORIDA    MASSACHUSETTS   MICHIGAN
              SERIES       SERIES      SERIES        SERIES        SERIES
            ---------- ------------  ---------- ---------------  ----------
1 year.....    $ 46         $ 46        $ 46          $ 48          $ 47
3 years....      60           58          59            65            63
5 years....      75           72          73            83            79
10 years ..     119          111         115           136           128


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


             MINNESOTA    NEW JERSEY   NEW YORK      OHIO     PENNSYLVANIA
               SERIES       SERIES      SERIES      SERIES       SERIES
            ----------- ------------  ---------- ----------  --------------
1 year.....     $ 50         $ 46        $ 48        $ 47         $ 46
3 years....       70           60          66          63           60
5 years....       92           75          85          80           75
10 years ..      154          119         140         129          119



   *The Investment Manager had undertaken to waive management fees and assume expenses to the extent that they exceeded, on an annualized basis, 0.50% of the daily net assets with respect to the Massachusetts Series, Michigan Series, Minnesota Series, New York Series and Ohio Series until December 31, 1996. Effective January 1, 1997, the Investment Manager no longer assumed expenses and waived management fees with respect to any Series of the Fund. The annual Operating Expenses are based upon the restated expenses incurred by the Fund during the fiscal year ended November 30, 1997, assuming no waiver of the management fees and no assumption of other expenses for the entire year.

   The actual total operating expenses for the Massachusetts Series, Michigan Series, Minnesota Series, New York Series and Ohio Series for the fiscal year of the Fund ended November 30, 1997 assuming waiver of management fees and assumption of other expenses were as follows:



                         MASSACHUSETTS    MICHIGAN   MINNESOTA    NEW YORK     OHIO
                             SERIES        SERIES      SERIES      SERIES     SERIES
                        --------------- ----------  ----------- ----------  ----------
Management Fees........       .34%          .33%        .32%        .32%        .34%
12b-1 Fees ............       .14           .15         .15         .15         .14
Other Expenses.........       .31           .24         .47         .35         .25
Total Series Operating
 Expenses..............       .79           .72         .94         .82         .73


   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares" in this Prospectus.

   Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period ended November 30 for each Series have been audited by Price Waterhouse LLP, independent accountants. This data should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                    NET ASSET                                                                                   TOTAL
       YEAR           VALUE         NET       NET REALIZED    TOTAL FROM                                      DIVIDENDS
       ENDED        BEGINNING    INVESTMENT  AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO       AND
    NOVEMBER 30     OF PERIOD      INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS     SHAREHOLDERS    DISTRIBUTIONS
-----------------  ----------- ------------  -------------- ------------  -------------- ----------------  ---------------
ARIZONA SERIES
1991(b)               $ 9.60       $0.36         $ 0.17         $ 0.53        $(0.36)            --             $(0.36)
1992                    9.77        0.64           0.41           1.05         (0.64)              --            (0.64)
1993                   10.18        0.58           0.56           1.14         (0.58)          $(0.02)           (0.60)
1994                   10.72        0.55          (1.29)         (0.74)        (0.55)           (0.01)           (0.56)
1995                    9.42        0.54           1.23           1.77         (0.54)              --            (0.54)
1996                   10.65        0.54          (0.06)          0.48         (0.54)              --            (0.54)
1997                   10.59        0.53           0.05           0.58         (0.53)              --            (0.53)
CALIFORNIA SERIES
1991(a)                 9.60        0.60           0.39           0.99         (0.60)              --            (0.60)
1992                    9.99        0.67           0.34           1.01         (0.67)           (0.01)           (0.68)
1993                   10.32        0.61           0.68           1.29         (0.61)              --            (0.61)
1994                   11.00        0.58          (1.48)         (0.90)        (0.58)           (0.14)           (0.72)
1995                    9.38        0.56           1.29           1.85         (0.56)              --            (0.56)
1996                   10.67        0.56           0.14           0.70         (0.56)              --            (0.56)
1997                   10.81        0.55           0.15           0.70         (0.55)              --            (0.55)
FLORIDA SERIES
1991(a)                 9.60        0.55           0.28           0.83         (0.55)              --            (0.55)
1992                    9.88        0.64           0.41           1.05         (0.64)              --            (0.64)
1993                   10.29        0.59           0.64           1.23         (0.59)              --            (0.59)
1994                   10.93        0.56          (1.33)         (0.77)        (0.56)              --            (0.56)
1995                    9.60        0.56           1.28           1.84         (0.56)              --            (0.56)
1996                   10.88        0.55          (0.02)          0.53         (0.55)              --            (0.55)
1997                   10.86        0.54           0.11           0.65         (0.54)              --            (0.54)
MASSACHUSETTS SERIES
1991(a)                 9.60        0.54           0.38           0.92         (0.54)              --            (0.54)
1992                    9.98        0.66           0.42           1.08         (0.66)           (0.04)           (0.70)
1993                   10.36        0.60           0.72           1.32         (0.60)              --            (0.60)
1994                   11.08        0.56          (1.38)         (0.82)        (0.56)           (0.10)           (0.66)
1995                    9.60        0.57           1.37           1.94         (0.57)              --            (0.57)
1996                   10.97        0.57          (0.03)          0.54         (0.57)           (0.02)           (0.59)
1997                   10.92        0.53           0.18           0.71         (0.53)              --            (0.53)
MICHIGAN SERIES
1991(a)                 9.60        0.54           0.36           0.90         (0.54)              --            (0.54)
1992                    9.96        0.65           0.46           1.11         (0.65)           (0.01)           (0.66)
1993                   10.41        0.61           0.64           1.25         (0.61)              --            (0.61)
1994                   11.05        0.56          (1.41)         (0.85)        (0.56)           (0.18)           (0.74)
1995                    9.46        0.57           1.35           1.92         (0.57)              --            (0.57)
1996                   10.81        0.56          (0.03)          0.53         (0.56)              --            (0.56)
1997                   10.78        0.53           0.16           0.69         (0.53)              --            (0.53)



(a)    January 15, 1991 (commencement of operations) to November 30, 1991.
(b)    April 30, 1991 (commencement of operations) to November 30, 1991.

-----------------------------------------------------------------------------


                                         RATIOS TO AVERAGE NET     RATIOS TO AVERAGE NET
                                                 ASSETS                   ASSETS
                                          (AFTER EXPENSES WERE     (BEFORE EXPENSES WERE
                                                ASSUMED)                 ASSUMED)
                                        ------------------------ ------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                    NET                      NET       PORTFOLIO
   END OF     INVESTMENT      PERIOD                 INVESTMENT               INVESTMENT    TURNOVER
   PERIOD       RETURN+      (000'S)     EXPENSES      INCOME     EXPENSES      INCOME        RATE
-----------  ------------ ------------  ---------- ------------  ---------- ------------  -----------
   $ 9.77         5.66%(1)   $ 20,733      0.15%(2)     6.32%(2)    1.43%(2)     5.04%(2)       8%(1)
    10.18        11.08         38,812      0.15         6.33        0.74         5.74          15
    10.72        11.42         59,877      0.48         5.40        0.65         5.22           5
     9.42        (7.16)        47,628      0.62         5.33        0.63         5.32          11
    10.65        19.21         50,290      0.65 (3)     5.33        0.65         5.33           6
    10.59         4.63         46,248      0.65 (3)     5.12        0.65         5.12           9
    10.64         5.64         41,891      0.66 (3)     5.04        0.66         5.04           2

     9.99        10.29 (1)     41,568      0.15 (2)     6.53 (2)    0.97 (2)     5.71 (2)      24 (1)
    10.32        10.23         95,604      0.15         6.36        0.67         5.84           5
    11.00        12.77        139,308      0.48         5.57        0.60         5.45          11
     9.38        (8.65)       112,450      0.58         5.59        0.59         5.58          12
    10.67        20.15        117,769      0.60 (3)     5.50        0.60         5.50           5
    10.81         6.76        113,859      0.59         5.28        0.59         5.28          19
    10.96         6.55        104,209      0.59         5.08        0.59         5.08          17

     9.88         8.84 (1)     17,719      0.15 (2)     6.45 (2)    1.27 (2)     5.33 (2)      10 (1)
    10.29        10.92         51,560      0.15         6.19        0.73         5.62           6
    10.93        12.20         84,494      0.48         5.39        0.63         5.23           3
     9.60        (7.29)        71,458      0.61         5.34        0.62         5.33           3
    10.88        19.54         74,058      0.63 (3)     5.34        0.63         5.34           8
    10.86         5.03         70,542      0.62 (3)     5.13        0.62         5.13          25
    10.97         6.10         65,088      0.62         5.02        0.62         5.02           7

     9.98         9.87 (1)      3,205      0.15 (2)     6.50 (2)    2.50* (2)    4.08* (2)     40 (1)
    10.36        11.19         10,113      0.14         6.26        1.25         5.16          10
    11.08        13.06         18,344      0.48         5.47        0.84         5.10          12
     9.60        (7.71)        15,507      0.50         5.35        0.78         5.07          10
    10.97        20.58         16,954      0.50 (3)     5.39        0.79         5.11           7
    10.92         5.07         16,021      0.50 (3)     5.23        0.82         4.91          11
    11.10         6.68         14,561      0.79 (3)     4.85        0.81         4.83          10

     9.96         9.54 (1)      6,630      0.15 (2)     6.54 (2)    1.73 (2)     4.96 (2)      46 (1)
    10.41        11.78         13,809      0.14         6.28        1.01         5.42           9
    11.05        12.28         22,083      0.48         5.53        0.80         5.20          15
     9.46        (8.07)        19,831      0.50         5.44        0.75         5.19           9
    10.81        20.69         21,673      0.50 (3)     5.49        0.77         5.22          22
    10.78         5.09         20,863      0.50 (3)     5.27        0.76         5.01           5
    10.94         6.52         19,512      0.72 (3)     4.95        0.74         4.93           3



*      After application of the Fund's expense limitation.
+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%.

-----------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                      NET ASSET                                                                                   TOTAL
        YEAR            VALUE         NET       NET REALIZED    TOTAL FROM                                      DIVIDENDS
        ENDED         BEGINNING    INVESTMENT  AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO       AND
    NOVEMBER 30,      OF PERIOD      INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS     SHAREHOLDERS    DISTRIBUTIONS
-------------------  ----------- ------------  -------------- ------------  -------------- ----------------  ---------------
MINNESOTA SERIES
1991(a)                 $ 9.60       $0.51         $ 0.19         $ 0.70        $(0.51)              --           $(0.51)
1992                      9.79        0.63           0.32           0.95         (0.63)              --            (0.63)
1993                     10.11        0.58           0.67           1.25         (0.58)              --            (0.58)
1994                     10.78        0.55          (1.42)         (0.87)        (0.55)          $(0.08)           (0.63)
1995                      9.28        0.54           1.33           1.87         (0.54)              --            (0.54)
1996                     10.61        0.54          (0.01)          0.53         (0.54)              --            (0.54)
1997                     10.60        0.49           0.10           0.59         (0.49)              --            (0.49)
NEW JERSEY SERIES
1991(a)                   9.60        0.55           0.35           0.90         (0.55)              --            (0.55)
1992                      9.95        0.66           0.44           1.10         (0.66)           (0.04)           (0.70)
1993                     10.35        0.60           0.62           1.22         (0.60)           (0.03)           (0.63)
1994                     10.94        0.55          (1.39)         (0.84)        (0.55)           (0.08)           (0.63)
1995                      9.47        0.56           1.26           1.82         (0.56)              --            (0.56)
1996                     10.73        0.55          (0.03)          0.52         (0.55)              --            (0.55)
1997                     10.70        0.53           0.18           0.71         (0.53)              --            (0.53)
NEW YORK SERIES
1991(a)                   9.60        0.54           0.46           1.00         (0.54)              --            (0.54)
1992                     10.06        0.68           0.34           1.02         (0.68)           (0.06)           (0.74)
1993                     10.34        0.62           0.69           1.31         (0.62)              --            (0.62)
1994                     11.03        0.57          (1.52)         (0.95)        (0.57)           (0.05)           (0.62)
1995                      9.46        0.56           1.42           1.98         (0.56)              --            (0.56)
1996                     10.88        0.56           0.02           0.58         (0.56)              --            (0.56)
1997                     10.90        0.53           0.21           0.74         (0.53)              --            (0.53)
OHIO SERIES
1991(a)                   9.60        0.53           0.25           0.78         (0.53)              --            (0.53)
1992                      9.85        0.66           0.41           1.07         (0.66)           (0.01)           (0.67)
1993                     10.25        0.60           0.72           1.32         (0.60)              --            (0.60)
1994                     10.97        0.55          (1.43)         (0.88)        (0.55)           (0.12)           (0.67)
1995                      9.42        0.56           1.38           1.94         (0.56)              --            (0.56)
1996                     10.80        0.55          (0.03)          0.52         (0.55)              --            (0.55)
1997                     10.77        0.53           0.17           0.70         (0.53)              --            (0.53)
PENNSYLVANIA SERIES
1991(a)                   9.60        0.53           0.30           0.83         (0.53)              --            (0.53)
1992                      9.90        0.66           0.44           1.10         (0.66)              --            (0.66)
1993                     10.34        0.61           0.67           1.28         (0.61)              --            (0.61)
1994                     11.01        0.56          (1.39)         (0.83)        (0.56)           (0.06)           (0.62)
1995                      9.56        0.55           1.29           1.84         (0.55)              --            (0.55)
1996                     10.85        0.55             --           0.55         (0.55)              --            (0.55)
1997                     10.85        0.54           0.14           0.68         (0.54)           (0.02)           (0.56)



(a)    January 15, 1991 (commencement of operations) to November 30, 1991.

-----------------------------------------------------------------------------


                                         RATIOS TO AVERAGE NET     RATIOS TO AVERAGE NET
                                                 ASSETS                    ASSETS
                                          (AFTER EXPENSES WERE     (BEFORE EXPENSES WERE
                                                ASSUMED)                  ASSUMED)
                                        ------------------------ -------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                    NET                       NET       PORTFOLIO
   END OF     INVESTMENT      PERIOD                 INVESTMENT                INVESTMENT    TURNOVER
   PERIOD       RETURN+      (000'S)     EXPENSES      INCOME      EXPENSES      INCOME        RATE
-----------  ------------ ------------  ---------- ------------  ----------- ------------  -----------
   $ 9.79         7.42 %(1)  $ 3,131       0.15%(2)    6.04%(2)     2.50*%(2)    2.87*%(2)       4%(1)
    10.11         9.91         6,420       0.14        6.16         1.46         4.85           23
    10.78        12.64        11,538       0.48        5.39         1.04         4.83            8
     9.28        (8.42)        9,793       0.50        5.41         0.91         5.00           14
    10.61        20.60        11,230       0.50 (3)    5.35         0.98         4.88            3
    10.60         5.21         9,923       0.50 (3)    5.21         0.96         4.75            5
    10.70         5.76         8,742       0.94 (3)    4.68         0.97         4.65           --

     9.95         9.59  (1)   15,812       0.15 (2)    6.43 (2)     1.21  (2)    5.36  (2)      36 (1)
    10.35        11.34        32,123       0.15        6.36         0.79         5.71           19
    10.94        12.03        54,499       0.48        5.41         0.69         5.20            7
     9.47        (7.96)       45,497       0.64        5.38         0.65         5.37            6
    10.73        19.60        47,889       0.67 (3)    5.42         0.67         5.42           14
    10.70         4.93        44,829       0.66 (3)    5.23         0.66         5.23            5
    10.88         6.99        41,520       0.66        5.02         0.66         5.02           14

    10.06        10.73  (1)    3,976       0.15 (2)    6.44 (2)     2.22  (2)    4.37  (2)      51 (1)
    10.34        10.35         9,604       0.15        6.45         1.23         5.37           21
    11.03        12.91        15,955       0.48        5.61         0.88         5.21           11
     9.46        (8.96)       14,522       0.50        5.48         0.82         5.16           14
    10.88        21.40        14,388       0.50 (3)    5.43         0.85         5.09           24
    10.90         5.46        14,020       0.50 (3)    5.25         0.84         4.91           22
    11.11         7.06        12,586       0.82 (3)    4.84         0.84         4.82            4

     9.85         8.35  (1)    6,267       0.15 (2)    6.38 (2)     2.04  (2)    4.48  (2)      22 (1)
    10.25        11.12        13,686       0.15        6.41         1.01         5.56           23
    10.97        13.19        24,849       0.48        5.45         0.78         5.14           20
     9.42        (8.34)       20,693       0.50        5.31         0.71         5.10           18
    10.80        21.02        23,104       0.50 (3)    5.42         0.77         5.16           19
    10.77         5.04        21,207       0.50 (3)    5.23         0.75         4.98           32
    10.94         6.67        18,476       0.73 (3)    4.90         0.74         4.89            5

     9.90         8.77  (1)   12,147       0.15 (2)    6.46 (2)     1.54  (2)    5.07  (2)      12 (1)
    10.34        11.47        31,509       0.15        6.31         0.81         5.65            3
    11.01        12.64        53,378       0.48        5.54         0.68         5.33            5
     9.56        (7.84)       47,557       0.64        5.37         0.66         5.35           19
    10.85        19.65        53,935       0.66 (3)    5.29         0.66         5.29            8
    10.85         5.27        47,055       0.65 (3)    5.17         0.65         5.17           --
    10.97         6.53        44,056       0.66        5.01         0.66         5.01            8



*      After application of the Fund's expense limitation.
+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Multi-State Municipal Series Trust (the "Fund") is an open-end, non-diversified management investment company consisting of ten separate series: the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on October 29, 1990.


   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies, 29 of which are listed on the New York Stock Exchange, with combined assets of approximately $106 billion at January 31, 1998. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $4.1 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, each Series of the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.35% to the net assets of each Series. The Investment Manager had undertaken, from January 1, 1996 until December 31, 1996, to assume expenses and waive management fees with respect to the Massachusetts, Michigan, Minnesota, New York and Ohio Series to the extent that such expenses and compensation, on an annualized basis, exceeded 0.50% of the average daily net assets of each respective Series. For the fiscal year ended November 30, 1997, the Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series each accrued total compensation to the Investment Manager of 0.35%, 0.35%, 0.35%, 0.34%, 0.33%, 0.32%, 0.35%, 0.32%, 0.34% and 0.35% respectively of average daily net assets and the total expenses of each respective Series amounted to 0.66%, 0.59%, 0.62%, 0.79%, 0.72%, 0.94%, 0.66%, 0.82%, 0.73% and 0.66%,
respectively, of the average daily net assets of such Series.


   The Fund's expenses include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; certain legal, transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the State Series is to provide a high level of current income exempt from both federal and the designated State income taxes consistent with preservation of capital. It is a fundamental policy that under normal conditions each Series will invest at least 80% of its total assets in securities, the interest on which is exempt from federal income taxes and the income taxes of the designated State. This policy and the investment objective may not be changed with respect to any Series without the approval of the holders of a majority of the shares of that Series. There is no assurance that the investment objective of any Series will be achieved.

   Each Series seeks to achieve its investment objective by investing principally in tax-exempt, investment grade securities of municipal issuers in that designated State as well as any debt obligations (such as debt obligations of governmental entities and territories such as Puerto Rico, Guam and the Virgin Islands) that generate interest income which is exempt from federal income taxes and the income taxes of the designated State. Tax-exempt securities primarily consist of Municipal Bonds, Municipal Notes and Municipal Commercial Paper. Each Series may only invest in (a) Municipal Bonds which are rated at the time of purchase within the four highest grades by either Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); (b) Municipal Notes which at the time of purchase are rated in the two highest grades by either Moody's or S&P, or, if not rated, have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) above; (c) Municipal Commercial Paper which at the time of purchase is rated P-1 by Moody's or A-1 by S&P; and (d) unrated securities which at the time of purchase are judged by the Investment Manager to be of comparable quality to the securities described in this paragraph. A description of the ratings referred to above is contained in the Appendix to the Statement of Additional Information. Certain of the tax-exempt securities in which each Series may invest without limit may subject certain investors to the federal alternative minimum tax or any applicable state alternative minimum tax and, therefore, a substantial portion of the income produced by each Series may be taxable to such investors under any federal or any applicable state alternative minimum tax. The State Series, therefore, may not be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of the State Series for these investors will depend upon a comparison of the after-tax yield likely to be provided from each designated Series to comparable tax-exempt investments not subject to such tax and also to comparable fully taxable investments in light of each investor's tax position. See "Dividends, Distributions and Taxes."

   Up to 20% of the total assets of each Series may be invested in taxable money market instruments, tax-exempt securities of other states and municipalities and options and futures. With respect to tax-exempt securities of other states, only investment grade securities which satisfy the standards enumerated above for Municipal Bonds, Notes and Paper, will be purchased. (This investment percentage is subject to applicable state laws and may be limited further by specific requirements of certain states. It is the intention of each Series to meet the applicable requirements of its respective State. See "Dividends, Distributions and Taxes--State Taxation"). However, each Series may invest more than 20% of its total assets in taxable money market instruments and the tax-exempt securities of other states and municipalities in order to maintain a temporary "defensive" position, when, in the opinion of the Investment Manager, prevailing market or financial conditions (including unavailability of securities of requisite quality) so warrant. (The types of investments in which each Series may invest when maintaining a temporary "defensive" position may be limited by applicable State requirements). With respect to the purchase of tax-exempt securities of other states for defensive purposes, only the highest grade Municipal Bonds, Notes and Paper, will be purchased. The types of taxable money market instruments in which the State Series may invest are limited to the following short-term fixed income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities (including zero coupon securities); (ii) commercial paper rated P-1 by Moody's or A-1 by S&P;

(iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any of the securities in which each Series may invest.

   Municipal Bonds and Municipal Notes are debt obligations of a state, and its agencies and municipalities which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper refers to short-term obligations of municipalities which may be issued at a discount and are sometimes referred to as Short-Term Discount Notes. Any Municipal Bond or Municipal Note which depends directly or indirectly on the credit of the Federal Government, its agencies or instrumentalities shall be considered to have a Moody's rating of Aaa. An obligation shall be considered a Municipal Bond, Municipal Note or Municipal Commercial Paper only if, in the opinion of bond counsel to the issuer at the time of issuance, the interest payable therefrom is exempt from both regular federal income tax and the regular personal income tax of a designated State.

   The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the net asset value of each respective Series. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in total assets of a Series will not require elimination of any security from the portfolio of such Series. Therefore, each Series may hold securities which have been downgraded to ratings of Ba or BB or lower by Moody's or S&P. However such investments may not exceed 5% of the total assets of any Series. Any investments which exceed this limitation will be eliminated from the portfolio within a reasonable period of time (such time as the Investment Manager determines that it is practicable to sell the investment without undue market or tax consequences to a Series). Municipal Obligations rated below investment grade by Moody's or S&P are considered to be speculative investments, some of which may not be currently paying any interest and may have extremely poor prospects of ever attaining any real investment standing.

   Investments in Municipal Bonds rated either BBB by S&P or Baa by Moody's (investment grade bonds--the lowest rated permissible investments by the Fund) have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

   The ratings assigned by Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate (see the Appendix to the Statement of Additional Information). It should be emphasized, however, that the ratings are general and not absolute standards of quality.

   There are no restrictions on the maturities of most of the tax-exempt securities that may be purchased by each Series and therefore the average portfolio maturity of each Series is not subject to any limit. As a general matter, the longer the average portfolio maturity, the greater will be the impact of fluctuations in interest rates on the values of the portfolio securities of each Series and the respective net asset value per share of that Series.

   The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940 ("the Act") and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, each Series of the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, each Series will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the total assets of such Series will be invested in the securities of a single issuer, within a single State, and (ii) with respect to 50% of the market value of its total assets not more than 5% of the value of its total assets will be invested in the securities of a single issuer within a single State, and each Series will not own more than 10% of the outstanding voting securities of a single issuer. (Since the types of securities ordinarily purchased by each Series are nonvoting securities, there is generally no limit on the percentage of an issuer's obligations that a Series may own). To the extent that these requirements permit a relatively high percentage of each Series' assets to be invested in the obligations of a limited number of issuers within a single State, the value of the portfolio securities of each Series will be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. Additionally, each Series' net asset value will fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the various issuers. The tax limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

   The Fund, on behalf of each Series, may invest more than 25% of the total assets of each Series in Municipal Obligations known as private activity bonds. Such Obligations include health facility obligations, housing obligations, industrial revenue obligations (including pollution control obligations), electric utility obligations and water and sewer obligations, provided that the percentage of the total assets of any Series in private activity bonds in any one category does not exceed 25% of the total assets of that Series. The ability of issuers of such obligations to make timely payments of principal and interest will be affected by events and conditions affecting these projects such as cyclicality of revenues and earnings, regulatory and environmental restrictions and economic downturns, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities. The Fund may purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

   The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports, transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations.

   Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local agencies or authorities issue lease obligations to acquire equipment and facilities.

   Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

   In addition, certain lease obligations may not yet have developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than ten percent of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.


   The Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by a municipality, agency or authority. The risks and characteristics of investments in certificates of participation are similar to the risks and characteristics of lease obligations discussed above.


   Since each Series concentrates its investments in Municipal Obligations of a particular State and its authorities and municipalities, each Series is affected by any political, economic or regulatory developments affecting the ability of issuers in that particular State to make timely payments of interest and principal. For a more detailed discussion of the risks associated with investments in a particular State, see the Appendix at the back of this Prospectus.

   Variable Rate Obligations. The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesigned periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

   When-Issued and Delayed Delivery Securities. Each Series may purchase tax-exempt securities on a when-issued or delayed delivery basis; i.e., the price is fixed at the time of commitment but delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser prior to settlement. At the time any Series makes the commitment to purchase such securities, it will record the transaction and there-after reflect the value each day of such security in determining its net asset value. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the

Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

HEDGING ACTIVITIES

   Subject to applicable state law, the Fund, on behalf of each Series except the New Jersey Series, may enter into financial futures contracts, options on such futures and municipal bond index futures contracts for hedging purposes.

   Financial Futures Contracts and Options on Futures. With respect to each applicable Series, the Fund may invest in financial futures contracts and related options thereon. Each Series may sell a financial futures contract or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of a particular Series' portfolio securities. If the Investment Manager anticipates that interest rates will decline, a Series may purchase a financial futures contract or a call option thereon to protect against an increase in the price of the securities that Series intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

   Unlike a financial futures contract, which requires the parties to buy and sell a security on a set date, an option on such a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the option on the contract is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract as there is by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Series for which it was purchased.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to such futures contracts may correlate imperfectly with the behavior of the cash prices of each Series' portfolio securities. The risk of imperfect correlation will be increased by the fact that the financial futures contracts in which a Series may invest are on taxable securities rather than tax-exempt securities, and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of tax-exempt securities.

   Another risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund, on behalf of any Series, sold financial futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, that Series would lose money on the sale.

   In addition to the risks that apply to all options transactions (see the Statement of Additional Information for a description of the characteristics of, and the risks of investing in, options on debt securities), there are several special risks relating to options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

   Municipal Bond Index Futures. Each applicable Series may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

   No Series may enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of that Series' total assets. The Fund, on behalf of any Series, may not purchase or sell futures contracts or related options if immediately thereafter more than one-third of the net assets of that Series would be hedged.


   Options. The Fund on behalf of any applicable Series, may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of a Series of the Fund's portfolio. The Fund, on behalf of a Series, would only buy options listed on national securities exchanges. The Fund, will not purchase options on behalf of any Series if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

   Year 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGEMENT

   The portfolio of each Series is managed by the Investment Manager with a view to achieving its investment objective. The Fund is managed within InterCapital's Tax-Exempt Fixed Income Group, which manages 39 tax-exempt municipal funds and fund portfolios, with approximately $11.2 billion in assets as of February 28, 1998. James F. Willison, Senior Vice President of InterCapital and Manager of InterCapital's Municipal Fixed Income Group, has been the primary portfolio manager of the Fund since its inception and has been a portfolio manager at InterCapital for over five years. Securities are purchased and sold principally in response to the Investment Manager's current evaluation of an issuer's ability to meet its debt obligations in the future, and the Investment Manager's current assessment of future changes in the levels of interest rates on tax-exempt securities of varying maturities. There are a number of state tax restrictions which limit the ability of the Investment Manager to trade the portfolio securities of a particular Series and which affect the composition of the portfolio of such Series. It is the policy of the Investment Manager to adhere to any restrictions affecting a particular Series. See "Dividends, Distributions and Taxes--State Taxation."

   Securities purchased by each Series are, generally, sold by dealers acting as principal for their own accounts. Pursuant to an order issued by the Securities and Exchange Commission, the Fund may effect principal transactions in certain taxable money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Investment Manager. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and Morgan Stanley & Co. Incoporated. Brokerage commissions are not normally charged on purchases and sales of municipal obligations, but such transactions may involve transaction costs in the form of spreads between bid and asked prices. It is anticipated that the annual portfolio turnover rate of each Series will not exceed 100%.


INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund, on behalf of each Series, as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of each Series, as defined in the Act.

   For purposes of the investment policies and restrictions of the Fund: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security; (b) a "taxable security" is any security the interest on which is subject to regular federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets does not require elimination of any security from the portfolio.

   Each Series may not:

     1. Make loans of money or securities, except: (a) by the purchase of debt obligations in which each Series may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and
    (c) by lending its portfolio securities.

     2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to municipal obligations, including those issued by the designated State of each Series or its political subdivisions.


   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.


PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor") an affiliate of the Investment Manager, shares of each Series of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.


   The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Multi-State Municipal Series Trust, (name of Series), directly to Dean Witter Trust FSB (the

"Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest(SM), an automatic purchase plan (see "Shareholder Services") is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months.

   In the case of purchases made pursuant to (i) Systematic Payroll Deduction plans, (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor pursuant to which participants pay an asset based fee in the nature of investment advisory or adminisrative services, the Fund, in its discretion, may accept such purchases without regard to any minimum amounts which would otherwise be required provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such plans to at least $1,000. Certificates for shares of each Series purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price for each Series will be the net asset value per share of that Series next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


                                            SALES CHARGE
                                   -------------------------------
                                     PERCENTAGE      APPROXIMATE
                                         OF         PERCENTAGE OF
             AMOUNT OF                 PUBLIC          AMOUNT
        SINGLE TRANSACTION         OFFERING PRICE     INVESTED
---------------------------------  -------------- ---------------
Less than $25,000.................      4.00%           4.17%
$25,000 but less than $50,000 ....      3.50            3.63
$50,000 but less than $100,000 ...      3.25            3.36
$100,000 but less than $250,000 ..      2.75            2.83
$250,000 but less than $500,000 ..      2.50            2.56
$500,000 but less than
 $1,000,000.......................      1.75            1.78
$1,000,000 and over...............      0.50            0.50

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. Shares of each Series of the Fund may be sold at their net asset value per share, without the imposition of a sales charge, to employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under
Section 401 (k) of the Internal Revenue Code.

   Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash com pensation as special sales incentives, including trips, educational and/or business seminars and merchandise.

   Shares of each Series of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Shares of each Series purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto.

Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by close of business on the day prior to the record date for such distributions. The Fund and/or the Distributor reserve the right to reject any purchase order.


   Analogous Dean Witter Funds. The Distributor and the Investment Manager serve in the same capacities for Dean Witter California Tax-Free Income Fund and Dean Witter New York Tax-Free Income Fund, open-end investment companies with investment objectives and policies similar to those of the Fund. Unlike the Fund, however, Dean Witter California Tax-Free Income Fund and Dean Witter New York Tax-Free Income Fund offer four classes of shares offered to the public which differ principally in terms of sales charges and rate of expenses to which they are subject which will affect performance. Investors who would like to receive a prospectus for Dean Witter California Tax-Free Income Fund and Dean Witter New York Tax-Free Income Fund should call the telephone numbers listed on the front cover of this Prospectus, or may call their account executive for additional information.


REDUCED SALES CHARGES


   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of shares of a Series of the Fund in single transactions with the purchase of shares of another Series of the Fund, Class A shares of any of the open-end investment companies to which InterCapital serves as investment manager ("Dean Witter Funds") that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Hawaii Municipal Trust ("Hawaii Municipal"), a Dean Witter Fund sold with a front-end sales charge. The sales charge payable on the purchase of shares of a Series of the Fund and any other Series, the Class A shares of the Dean Witter Multi-Class Funds and the shares of Hawaii Municipal will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may also benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of all shares of the Series of the Fund purchased in a single transaction, together with shares of all Series of the Fund and shares of other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) which are held at the time of such transaction, amounts to $25,000 or more.


   The Distributor must be notified by the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or the Transfer Agent fails to confirm the investor's represented holdings.


   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of any Series of the Fund from the Distributor. The cost of shares of any Series of the Fund or shares of any other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or shares of the Fund or other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.


   For further information concerning purchases of the Fund's shares, contact the Distributor or consult the Statement of Additional Information.

PLAN OF DISTRIBUTION


   The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act, whereby the expenses of certain activities and services by DWR and others who engage in or support distributions of Fund Shares or who service shareholder accounts, including overhead and telephone expenses incurred in connection with the distribution of the Fund's shares, are reimbursed. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the average daily net assets of each Series of the Fund. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. No interest or other financing charges will be incurred on any distribution expense incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan. The fee payable pursuant to the Plan, equal to 0.15% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series accrued a total of $62,891, $158,154, $98,410, $21,550, $,29,218 $13,431, $61,763, $19,193,
$28,294 and $64,808, respectively under the Plan for the fiscal year ended November 30, 1997. This accrual is an amount equal to 0.14% of the daily net assets of the Arizona Series, Mas sachusetts Series, New Jersey Series and Ohio Series and 0.15% of the daily net assets of the California Series, Florida Series, Michigan Series, Minnesota Series, New York Series and the Pennsylvania Series.


DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Series of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) on each day that the New York Stock Exchange is open by taking the value of all assets of each Series of the Fund, subtracting all of their respective liabilities, dividing by the number of shares of the respective Series outstanding and adjusting to the nearest cent. The net asset value per share of each Series will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   Portfolio securities (other than short-term taxable debt securities, futures and options) are valued for the Fund by an outside independent pricing service approved by the Fund's Trustees. The service utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff in determining what it believes is the fair value of the Fund's portfolio securities. The Board believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities.

   Short-term taxable debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------


   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of each respective Series of the Fund, (or if specified by the Shareholder, any other Series of the Fund or any other Dean Witter Fund, unless the shareholder requests they be paid in cash. Each purchase of shares of each Series of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of each respective Series of the Fund at net asset value per share (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.


   EasyInvest(SM). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").


   Systematic Withdrawal Plan. A withdrawal plan is available for shareholders who own or purchase shares of any Series of the Fund having a minimum value of $10,000 based upon the then current offering price. The plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE


   Shares of each Series of the Fund may be exchanged for shares of any other Series of the Fund, for shares of Hawaii Municipal and for Class A shares of Dean Witter Multi-Class Funds without the imposition of any exchange fee. Shares of the Fund may also be exchanged for shares of the following Funds:
Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the "Exchange Funds"). Exchanges may be made after the shares of a Series of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Series of the Fund, a Dean Witter Multi-Class Fund, Hawaii Municipal or an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from a Series of the Fund, shares of the Series are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the Series of the Fund, any of the Dean Witter Multi-Class Funds, Hawaii Municipal or any Exchange Fund that is not a money market fund can be effected on the same basis. Shares of the Fund, Hawaii Municipal or any Exchange Fund acquired in exchange for Class A shares of a Dean Witter Multi-Class Fund are subject to the contingent deferred sales charge applicable to the Class A shares of the Dean Witter Multi-Class Fund, if any, upon redemption of the shares of the Fund, Hawaii Municipal or the Exchange Fund (see the prospectus of the Dean Witter Multi-Class Fund for a description of such charge and the manner in which it is calculated).


   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of a Series' other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of a Series and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of a Series of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of any Series of the Fund pledged in their margin account.


   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. There are also limits on the deduction of losses after the payment of exempt-interest dividends for shares held less than six months (see "Dividends, Distributions and Taxes"). The Exchange Privilege is only available in states where an exchange may legally be made.


   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of a Series of the Fund for shares of any other Series of the Fund or for Shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.


   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. Shares of each Series of the Fund can be redeemed for cash at any time at their respective current net asset value per share next determined (without any redemption or other charge). If shares are held in a shareholder's account without a share certificate, a written request for redemption is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption along with any additional information required by the Transfer Agent.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received. Repurchase orders received by DWR and other Selected Broker-Dealers by 4:00 p.m., New York time, on any business day will be priced at the net asset value per share that is based on that day's close. Selected Broker-Dealers may charge for their services in connection with the repurchase, but the Fund, DWR and the Distributor do not charge a fee. Payment for shares repurchased may be made by the Fund to DWR and other Selected Broker-Dealers for the account of the shareholder. The offer by DWR and other Selected Broker-Dealers to repurchase shares from dealers or shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value (without a sales charge) next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.


   Involuntary Redemption. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder whose shares due to redemptions by the shareholder have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days in which to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund declares, on behalf of each Series, dividends from net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). Such dividends are payable monthly. Each Series intends to distribute substantially all of its net investment income on an annual basis.

   Each Series of the Fund will distribute at least once each year all net short-term capital gains, if there are any, after utilization of any capital loss carryovers. Each Series may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. All dividends and capital gains distributions will be paid in additional Series' shares (without sales charge) and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.") Taxable capital gains may be generated by transactions in options and futures contracts engaged in by any Series of the Fund. Any dividends or distributions declared in the last quarter of any calendar year which are paid in the following year prior to February 1, will be deemed received by shareholders of record in the prior quarter in the prior year.

   Taxes. Because each Series of the Fund intends to distribute substantially all of its net investment income and capital gains to shareholders and intends to otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code as amended (the "Code"), it is not expected that any Series will be required to pay any federal income tax (if any Series does retain any net long-term capital gains it will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by that Series as a credit against their individual federal income tax).

   The Code may subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax may be incurred due to interest received on "private activity bonds" (in general, bonds that benefit non-government entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by governmental units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item", under the alternative minimum tax, for both individual and corporate investors. A portion of each Series' investments may be made in such "private activity bonds," with the result that a portion of the exempt-interest dividends paid by each Series will be an item of tax preference to shareholders of that Series subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

   Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

   After the end of the calendar year, shareholders will be sent full information on their dividends and any capital gains distributions including information indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   Shareholders who are required to pay taxes on their income will normally be subject to federal and state income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains they receive from the Fund. For federal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of any Series of the Fund and regardless of whether the distribution is received in additional shares or in cash. If a shareholder receives a distribution that is taxed as a long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution. To avoid being subject to a 31% federal backup withholding tax on taxable dividends and capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   The foregoing relates primarily to federal income taxation as in effect as of the date of this Prospectus. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to state taxes in states other than the state of each designated Series, and also to local taxes. Shareholders should consult their tax advisors as to the applicability of the above to their own tax situation and as to the tax consequences to them of an investment in any Series of the Fund.

   STATE TAXATION. The following general considerations are relevant to investors in each Series of the Fund indicated below. Shareholders of each designated Series should consult their tax advisers about other state and local tax consequences of their investments in such Series.

   Arizona. Under a ruling issued by the Arizona Department of Revenue in 1984, distributions from the Arizona Series that are received by shareholders that are Arizona taxpayers will not be subject to Arizona income tax to the extent that those distributions are attributable to interest on tax-exempt obligations of the State of Arizona or interest on obligations of the United States. Distributions from the Arizona Series attributable to obligations of the governments of Puerto Rico, the Virgin Islands and Guam should also be excludible from Arizona income tax. Other distributions from the Arizona Series, including those related to short-term and long-term capital gains, generally will be taxable under Arizona law when received by Arizona taxpayers. Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Arizona Series should not be deductible for Arizona income tax purposes to the extent that the Arizona Series holds tax-exempt obligations of the State of Arizona, obligations of the United States, and obligations of Puerto Rico, the Virgin Islands and Guam.

   The foregoing discussion assumes that in each taxable year the Arizona Series qualifies and elects to be taxed as a regulated investment company for federal income tax purposes. In addition, the following discussion assumes that in each taxable year the Arizona Series qualifies to pay exempt-interest dividends by complying with the requirement of the Code that at least 50% of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes pursuant to section 103(a) of the Code.


   California. In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code as in effect on January 1, 1997, and is exempt from federal income tax, (i) the California Series will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii), provided 50% or more of the value of the total assets of the California Series at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law. The California Series will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

   The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by the California Series to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Series during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.


   Individual shareholders of the California Series who reside in California will not be subject to California personal income tax on distributions received from the California Series to the extent such distributions are attributable to interest received by the California Series during its taxable year on obligations, the interest on which (when held by an individual) is exempt from taxation under California law.

   Because, unlike federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.


   Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the California Series and regardless of whether the distribution is received in additional shares or in cash. The maximum federal capital gains rate for individuals is 28% with respect to capital assets held for more than 12 months, but not more than 18 months, and 20% with respect to capital assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. In addition, unlike federal law, the shareholders of the California Series will not be subject to tax, or receive a credit for tax paid by the California Series, on undistributed capital gains, if any.

   Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the California Series, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.


   Distributions from investment income and long-term and short-term capital gains will not be excludable from taxable income in determining the California corporate franchise tax for corporate shareholders. Such distributions may also be includable in income subject to the alternative minimum tax. In addition, distributions from investment income and long-term and short-term capital gains may be subject to state taxes in states other than California, and to local taxes.

   Florida. Under existing Florida law, neither the State of Florida nor any of its political subdivisions or other governmental authorities may impose an in-come tax on individuals. Accordingly, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on income derived from investments in the Florida Series. However, such income may be subject to state or local income taxation under applicable state or local laws in jurisdictions other than Florida. In addition, the income received from the Florida Series may be subject to estate taxes under present Florida law and certain corporations may be subject to the taxes imposed by Chapter 220, Florida Statutes, on interest, income or profits on debt obligations owned by corporations as defined in said Chapter 220.


   The State of Florida also imposes an annual tax of 2 mills on each dollar ($2.00 per $1,000) of the just valuation of all intangible personal property that has a taxable situs within the State with certain exemptions and limitations. However, the entire value of a shareholder's interest in the Florida Series will be exempt from Florida's intangible personal property tax if, as is intended, all of the investments and other assets held by the Florida Series on each annual assessment date are exempt individually from the intangible personal property tax. It presently is the policy and intention of the Fund and the Investment Manager to manage the Florida Series in such a manner as to ensure that on each annual assessment date the Florida Series will consist of only those investments and other assets which are exempt from the Florida intangible personal property tax. Accordingly, it is unlikely that any shareholder of the Florida Series will ever be subject to such tax. In the event that the Florida Series includes investments or other assets on the annual assessment date which may subject shareholders to the Florida intangible personal property tax, the Fund shall so notify the Shareholders.


   Massachusetts. Under existing Massachusetts law, provided the Massachusetts Series qualifies as a "regulated investment company" under the Code, the Massachusetts Series will not be subject to Massachusetts income or excise taxation. Shareholders of the Massachusetts Series that are individuals, estates or trusts and are subject to the Massachusetts personal income tax will not be subject to such tax on distributions of the Massachusetts Series that qualify as "exempt-interest dividends" under
Section 852(b)(5) of the Code and are attributable to interest received by the Massachusetts Series on obligations issued by The Commonwealth of Massachusetts and its municipalities, political subdivisions and governmental agencies and instrumentalities, or by Puerto Rico, the U.S. Virgin Islands or Guam, which pay interest excludable from gross income under the Code and exempt from Massachusetts personal income taxation. Other distributions to such shareholders will generally be included in income subject to the Massachusetts personal income tax, except for (1) distributions, if any, attributable to interest received by the Massachusetts Series on direct obligations of the United States and (2) distributions, if any, attributable to gain realized by the Massachusetts Series on the sale of certain Massachusetts obligations issued pursuant to Massachusetts statutes that specifically exempt such gain from Massachusetts taxation. Dividends from the Massachusetts Series that qualify as capital gain dividends under Section 852(b)(3)(C) of the Code, other than such dividends described in the second clause of the preceding sentence, will be treated as long-term capital gains for Massachusetts personal income tax purposes.

   As a result of a change in the Massachusetts tax laws, applicable to taxable years beginning on or after January 1, 1996, capital gain income from the sale or exchange of shares of the Massachusetts Series will be taxed at a stepped down rate depending on the number of years such shares have been held. For purposes of determining the holding period, shares acquired prior to 1/1/96 shall be deemed to have been acquired on 1/1/95, or on the date of actual acquisition, whichever is later.

   In determining the Massachusetts excise tax on corporations subject to Massachusetts taxation, distributions from the Massachusetts Series, whether attributable to taxable or tax-exempt income or gain realized by the Massachusetts Series, will not be excluded from a corporate shareholder's net income and, in the case of a shareholder that is an intangible property corporation, shares of the Massachusetts Series will not be excluded from net worth.

   Michigan. Under existing Michigan law, to the extent that the distributions from the Michigan Series qualify as "exempt-interest dividends" of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities ("Michigan Obligations"), or obligations of the United States or its agencies or possessions that are exempt from state taxation, such distributions will also not be subject to Michigan income tax or Michigan single business tax. Under existing Michigan law, an owner of a share of an investment company (such as the Michigan Series) will be considered the owner of a pro rata share of the assets of the investment company. As such, yield from such shares, for intangibles tax purposes, will not include the interest or dividends received from Michigan Obligations or obligations of the United States or its agencies or possessions. In addition, Michigan Series shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are exempt from the Michigan intangibles tax.

   To the extent that distributions of the Michigan Series are derived from other income, including long-or short-term capital gains, the distributions will not be exempt from Michigan income tax or Michigan single business tax.

   Certain Michigan cities have adopted Michigan's uniform city income tax ordinance, which under the Michigan city income tax act is the only income tax ordinance that may be adopted by cities in Michigan. To the extent the distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to any Michigan city's income tax.

   Minnesota. Under existing Minnesota law, provided the Minnesota Series qualifies as a "regulated investment company" under the Code, and subject to the discussion in the paragraph below, individual shareholders of the Minnesota Series resident in Minnesota who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Series. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Series will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Series are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Series, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

   Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included for Minnesota income tax purposes in the net income of resident individuals, among others, if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.


   Minnesota presently imposes an alternative minimum tax on resident individuals that is based, in part, on their federal alternative minimum taxable income, which includes federal tax preference items. The Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources described above is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Series, including all of those that are derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax.

   Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Series dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of individual shareholders of the Minnesota Series who are resident in Minnesota.

   Minnesota Series distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Series distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations and partnerships.

   Interest on indebtedness incurred or continued by a shareholder of the Minnesota Series to purchase or carry shares of the Minnesota Series will generally not be deductible for regular Minnesota personal income tax purposes or Minnesota alternative minimum tax purposes, in the case of individual shareholders of the Minnesota Series who are resident in Minnesota.

   Shares of the Minnesota Series will not be subject to the Minnesota personal property tax.

   New Jersey. Under existing New Jersey law, as long as the New Jersey Series qualifies as a "qualified investment fund," shareholders of the New Jersey Series will not be required to include in their New Jersey gross income distributions from the New Jersey investment fund to the extent that such distributions are attributable to interest or gain from obligations (1) issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey, or (2) statutorily free from New Jersey or local taxation under other acts of New Jersey or under the laws of the United States.

   A "qualified investment fund" is any investment company or trust registered with the Securities Exchange Commission, or any series of such investment company or trust, which, for the calendar year in which the distribution is paid, (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables; and (b) has not less than 80% of the aggregate principal amount of all its investments, excluding cash and cash items (including receivables), in obligations of the types described in the preceding paragraph.

   The foregoing exclusion applies only to shareholders who are individuals, estates, and trusts, subject to the New Jersey gross income tax. That tax does not apply to corporations, and while certain qualifying distributions are exempt from corporation income tax, all distributions will be reflected in the net income tax base for purposes of computing the corporation business tax. Gains resulting from the redemption or sale of shares of the New Jersey Series will also be exempt from the New Jersey gross income tax.

   At this time, the New Jersey Division of Taxation has taken the position that financial futures contracts, options on futures contracts and municipal bond index futures contracts do not constitute interest-bearing obligations, obligations issued at a discount, or cash and cash items, including receivables. Accordingly, the inclusion of such investments would cause all distributions from the New Jersey Series for the taxable year to become taxable. The Fund reserves the right to make such investments on behalf of the New Jersey Series at such time as permitted under New Jersey law.

   The regulations require that 80% of the aggregate principal amount of all investments, excluding cash and cash items, must be in tax-exempt obligations free from federal and New Jersey income taxes at the end of each quarter of the taxable year. Failure to meet the New Jersey 80% aggregate principal amount test, even if necessary to maintain a "defensive" position would cause all distributions from the New Jersey Series for the taxable year to become taxable.

   The New Jersey Series will notify shareholders by February 15 of each calendar year as to the portion of its distributions for the preceding calendar year that is exempt from federal income and New Jersey income taxes.

   New York. Under existing New York law, individual shareholders who are New York residents will not incur any federal, New York State or New York City income tax on the amount of exempt-interest dividends received by them from the Series which represents a distribution of income from New York tax-exempt securities whether taken in cash or reinvested in additional shares. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

   Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City personal income tax purposes.

   Shareholders will normally be subject to federal, New York State or New York City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal and New York State or New York City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other then New York and to local taxes.

   Ohio. Under existing Ohio law, provided the Ohio Series qualifies as a "regulated investment company" under the Code, the Ohio Series will not be subject to the Ohio personal income tax, the Ohio corporation franchise tax, or to income taxes imposed by municipalities and other political subdivisions in Ohio. Individual shareholders of the Ohio Series who are subject to the Ohio personal income taxes will not be subject to such taxes on distribu-tions with respect to shares of the Ohio Series to the extent that such distributions are directly attributable to interest on obligations issued by the State of Ohio, its counties and municipalities, authorities, instrumentalities or other political subdivisions ("Ohio Obligations"). Corporate shareholders of the Ohio Series that are subject to the Ohio corporation franchise tax computed on the net income basis will not be subject to such tax on distributions with respect to shares of the Ohio Series to the extent that such distributions either (a) are attributable to interest on Ohio obligations, or (b) represent "exempt-interest dividends" as defined in Section 852 of the Code. Shares of the Ohio Series will, however, be included in a corporate shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

   Distributions with respect to the Ohio Series that are attributable to interest on obligations of the United States or its territories or possessions (including the Governments of Puerto Rico, the Virgin Islands, and Guam), or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States, will not be subject to the Ohio personal income tax, the Ohio corporation franchise tax (to the extent computed on the net income basis), or to taxes imposed by municipalities and other political subdivisions in Ohio.

   Capital gains distributed by the Ohio Series attributable to any profits made on the sale, exchange, or other disposition by the Ohio Series of Ohio Obligations will not be subject to the Ohio personal income tax, the Ohio corporation franchise tax (to the extent computed on the net income basis), or to taxes imposed by municipalities and other political subdivisions in Ohio.

   Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Ohio Series to purchase or carry shares of the Ohio Series will not be deductible for Ohio personal income tax purposes.

   Pennsylvania. Individual shareholders of the Pennsylvania Series resident in the Commonwealth of Pennsylvania ("Commonwealth"/"Pennsylvania") will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth, its agencies, authorities and political subdivisions or obligations of the United States or of the Governments of Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series, including capital gains generally and interest on securities not described in the preceding sentence, generally will not be exempt from Pennsylvania Personal Income Tax.

   Other than the School District of Philadelphia, political subdivisions of the Commonwealth have not been authorized to impose an unearned income tax upon resident individuals. Individual shareholders who reside in the Philadelphia School District will not be subject to the School District Unearned Income Tax on (i) distributions received from the Pennsylvania Series to the extent that such distributions are exempt from Pennsylvania Personal Income Tax, or (ii) distributions of capital gains income by the Pennsylvania Series.

   Corporate shareholders who are subject to the Pennsylvania Corporate Net Income Tax will not be subject to that tax on distributions by the Pennsylvania Series that qualify as "exempt-interest dividends" under Section 852(b)(5) of the U.S. Internal Revenue Code or are attributable to interest on obligations of the United States or agencies or instrumentalities thereof. For Capital Stock/Foreign Franchise Tax purposes, corporate shareholders must normally reflect their investment in the Pennsylvania Series and the dividends received thereon in the determination of the taxable value of their capital stock.

   The Pennsylvania Series will not be subject to Corporate Net Income Tax or other corporate taxation in Pennsylvania.

   A Pennsylvania statute purports to authorize most counties to impose a tax on intangible personal property of their residents. Although this tax is presently under constitutional challenge in the courts, some counties may continue to levy the tax. Shares in the Pennsylvania Series constitute intangible personal property. However, shares in the Pennsylvania Series will not be subject to intangible personal property taxation to the extent that the intangible personal property owned in the portfolio of the Pennsylvania Series would not be subject to such taxation if owned directly by a resident of Pennsylvania. The Pennsylvania Series will invest predominantly in obligations of the Commonwealth, its agencies, authorities and political subdivisions, or obligations of the United States or the Governments of Puerto Rico, the Virgin Islands or Guam, which obligations are not subject to intangible personal property taxation in Pennsylvania. Only the fraction, if any, of the value of the Pennsylvania Series' portfolio not invested in securities described in the preceding sentence would be subject to any applicable intangible personal property tax.


PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time each Series of the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of each Series of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Series of the Fund is computed by dividing the net investment income of that Series over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of that Series. Each Series may also quote its tax-equivalent yield, which is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The "average annual total return" of each Series of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Series of the Fund of $1,000 over periods of one, five and ten years or over the life of such Series of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by such Series, any appreciation or depreciation of the assets of such Series, all expenses incurred by such Series and all sales charges incurred by shareholders redeeming shares, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by such Series.

   In addition to the foregoing, each Series of the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the front-end sales charge which, if reflected, would reduce the performance quoted. Each Series may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of that Series by adding 1 to that Series' aggregate total return to date and multiplying by $9,600, $48,375 and $97,250 ($10,000, $50,000 and $100,000 adjusted for 4.00%, 3.25% and 2.75% sales charges, respectively). Each Series of the Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as Lipper Analytical Services Inc.).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of a Series of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges with respect to such Series.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees.

   Presently, there are ten Series of the Fund. The Declaration of Trust permits the Trustees to authorize the creation of additional series shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objectives by investing all of its investable assets in a diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those applicable to the Fund.


   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                                                                      APPENDIX

SPECIAL INVESTMENT CONSIDERATIONS OF EACH STATE SERIES
-----------------------------------------------------------------------------

ARIZONA SERIES


   The Arizona Series will invest principally in securities of political subdivisions and other issuers of the State of Arizona the interest on which is exempt from federal and Arizona income taxes. As a result, the ability of such Arizona issuers to meet their obligations with respect to such securities generally will be influenced by the political, economic and regulatory developments affecting the state of Arizona and the particular revenue streams supporting such issuers' obligations. If any of such political subdivisions are unable to meet their financial obligations, the income derived by the Arizona Series, the ability to preserve or realize appreciation of the Arizona Series' capital, and the liquidity of the Arizona Series could be adversely affected. The following summary respecting the State of Arizona is only general in nature and does not purport to be a description of the investment considerations and factors which may have an effect on the obligations of a particular issuer in which the Arizona Series may invest.

   Arizona's economy continues on a path of strong growth, with economists at Arizona State University saying the pace may slow slightly, however, there are no signs of any serious imbalances. Arizona's economy has been strengthened by five consecutive years of substantial tax reductions, and is among the fastest growing states. The state's population increased by approximately 22% during the 6-year period from 1990 to 1996. During 1997, Arizona's population was estimated at approximately 4.5 million. Homebuilding and commercial construction is extremely strong, and Phoenix now ranks as the sixth largest city in the United States with a population of approximately
1.2 million. This growth in population will require corresponding increases in revenues of Arizona issuers to meet increased demands for infrastructure development and various services, and the performance of the State's economy will be critical to providing such increased revenues.

   The State's principal economic sectors include services, construction, manufacturing dominated by electrical, transportation and military equipment, high technology, government, tourism and the military. State unemployment rates have remained generally comparable to the national average in recent years. During the mid-1990s, Arizona's economy recovered from the difficulties caused in the late eighties by the severe drop in real estate values and the lack of stability of Arizona-based financial institutions which caused many of such institutions to be placed under control of the Resolution Trust Corporation. The Arizona economy has generally performed above the national average in recent years. Arizona has held a steady position among the top five states in employment growth since May 1993. In August 1997, Arizona's rate of job creation ranked third in the nation. Furthermore, in 1996, Arizona's personal income increased by 5.1 percent compared to 4.1 percent nationally. Arizona's personal income tax increased approximately 7.3 percent in 1997.

   Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. Although personal income taxes have been cut by 28%, at the end of 1997 the state had a budget surplus of approximately $900 million. The condition of the national economy will continue to be a significant factor influencing Arizona's budget during the upcoming fiscal year.


   For additional information relating to State imposed restrictions on indebtedness of certain Arizona issuers, see the Statement of Additional Information.

CALIFORNIA SERIES

   Because the California Series will concentrate its investments in California tax-exempt securities, it will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Various developments regarding the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. The following information constitutes only a brief summary and is not intended as a complete description. See the Statement of Additional Information for a more detailed discussion.


   California is the most populous state in the nation with a total population estimated at 32,383,000. Growth has been incessant since World War II, with population gains in each decade since 1950 of between 18% and 49%. During the last decade, the population rose 20%. The State now comprises 12.2% of the nation's population and 12.5% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980s, from 1990-1993, the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. The unemployment rate, while still higher than the national average, fell to the low 6% range in mid-1997, compared to over 10% at the worst of the recession. California's economic recovery from the recession is continuing at a strong pace. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next three years, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

   These economic difficulties have exacerbated the structural budget imbalance which has been evident since fiscal year 1985-1986. Since that time, budget shortfalls have become increasingly more difficult to solve and the State has recorded General Fund operating deficits in several fiscal years. Many of these problems have been attributable to the fact that the great population influx has produced increased demand for education and social services at a far greater pace than the growth in the State's tax revenues. Despite substantial tax increases, expenditure reductions and the shift of some expenditure responsibilities to local government, the budget condition remains problematic.

   On August 18, 1997, the Governor signed the 1997-98 Budget Act which provides for General Fund and Special Fund expenditures of approximately $67.2 billion and projects a 97-98 fiscal year end reserve of $112 million. For the second year in a row, the State budget contains a large increase in funding for K-14 education, reflecting strong revenues which have exceeded initial budgeted amounts. The Budget Act reflects a $1.235 billion pension case judgment payment, and returns funding of the State's pension contribution to the quarterly basis existing prior to the deferral actions invalidated by the courts. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs welfare reform program. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act to offset incarceration costs for illegal immigrants. The Budget Act contains no tax increases and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million. After enactment of the Budget Act, and prior to the end of the Legislative Session, the Legislature and the Governor reached certain agreements related to State expenditures and taxes. Legislation signed by the Governor includes a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility.

   The Governor's proposed budget for fiscal year 1998-1999 proposes total State spending of $70.6 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.7% from the current year's budget. This total includes $55.4 billion in General Fund spending (a 4.5% increase from the current year) and $15.2 billion in special funds spending (a 5.3% increase). The Governor's proposed budget anticipates a $296 million reserve for economic uncertainties. The new budget reflects agreements reached in the prior year in the areas of welfare reform, education, state tax relief, and the financial restructuring of the State's trial court system. The budget contains no tax changes and relatively few major programmatic changes.

   Because of the State of California's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 from A1 to Aa by Moody's, from A+ to A by Standard & Poor's, and from AA to A by Fitch Investors Service, Inc. All three rating agencies expressed uncertainty in the State's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA-referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability.


   The effect of these various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

   For a more detailed discussion of the State of California economic factors, see the Statement of Additional Information.

FLORIDA SERIES

   The following information is provided only for general information purposes and is not intended to be a description or summary of the investment considerations and factors which may have an affect on the Florida Series or the obligations of the issuers in which the Florida Series may invest. Prospective investors must read the entire prospectus to obtain information essential to the making of an informed investment decision.

   The Florida Series invests primarily in municipal securities and obligations of counties, cities, school districts, special districts, and other government authorities and issuers of the State of Florida, the interest on which is excludable from gross income for federal income tax purposes. The municipal securities market of Florida is very diverse and includes obligations that are issued by a number of different issuers and which are payable from a variety of revenue sources. Accordingly, the ability of Florida issuers to meet their obligations with respect to such municipal securities is influenced by various political, legal, economic and regulatory factors affecting such issuers, the State of Florida and the repayment sources supporting municipal obligations. If any of such issuers cannot satisfy their repayment obligations, for any reason, the income, value and liquidity of the Florida Series may be adversely affected.

   Florida presently is the fourth largest state in the United States and continues to be one of the most rapidly growing states. Between 1980 and 1990, Florida's population increased by approximately 3.2 million people, the second largest population increase for any state during the decade (California was first). During such period of time, Florida's total percentage growth in population was 32.7%, the fourth largest percentage increase among states. Florida's population has continued to grow since 1990, but at a slower pace than during the 1980s and prior decades. As of April 1, 1997, Florida's population had grown approximately 13.7 percent since April 1, 1990 to a total population of 14,712,365.

   Florida's principal economic sectors include services and tourism, retail, light manufacturing, particularly in the electronic, chemical and transportation areas, finance and insurance, real estate, transportation and communications, agriculture, government and the military. During the last two calendar years Florida's unemployment figures have approximated the national average. Florida's economy has strengthened over the last few years reflecting the strong national economy. Most of Florida's economic sectors are expected to grow in the future and in light of Florida's geographic location and diverse population, it is anticipated that Florida will benefit greatly from the expanding world markets, especially Latin America.


   The State of Florida and its political subdivisions are each required by law to maintain balanced budgets. In order to satisfy this requirement, Florida government entities have utilized a combination of spending reductions and revenue enhancements. From time to time, tax and/or spending limitation initiatives are introduced by the Florida Legislature or are proposed by the citizens of the State in the form of amendments to the Florida Constitution. Two such amendments are now effective and are generally described below.


   By voter referendum held on November 2, 1992, the Florida Constitution was amended by adding a subsection which, in effect, limits the annual increases in assessed just value of homestead property to the lesser of (1) three percent of the assessment for the prior year, or (2) the percentage change in the Consumer Price Index, as described and calculated in such amendment. The amendment further provides that (1) no assessment shall exceed just value,
(2) after any change of ownership of homestead property or upon termination of homestead status, such property shall be reassessed at just value as of January 1 of the year following the year of sale or change of status, (3) new homestead property shall be assessed at just value as of January 1 of the year following the establishment of the homestead, and (4) changes, additions, reductions or improvements to homestead property shall initially be assessed as provided for by general law, and thereafter as provided in the amendment. Pursuant to a Florida Supreme Court ruling on January 12, 1994, the amendment became effective on January 1, 1995. Recently, the Joint Legislative Management Committee, a record-keeping arm of the Florida Legislature, completed a study analyzing the effect of this amendment on property values and tax collections in Florida. The study concluded that while the assessed values of homestead property within the State have been lower due to the amendment, the impact on total property tax revenues for local governments within the State has been small due to growth in the total property tax base and the property tax revenues received with respect to non-homestead property. It is expected that the amendment's impact will be similar in future years.

   At the November 8, 1994, general election, Florida voters approved an amendment to the Florida Constitution which is commonly referred to as the "Limitation On State Revenues Amendment." This amendment provides that state revenues collected for any fiscal year shall be limited to state revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to a budget stabilization fund until the fund reaches the maximum balance specified in the amendment to the Florida Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on state revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote in each house. This amendment took effect on January 1, 1995, and was first applicable to the State's fiscal year 1995-96. This amendment has had no impact for the inital two state fiscal years following the effective date of the amendment, as State revenues were substantially below the constitutionally imposed limitation. It is projected that State revenues for the next few fiscal years also will not exceed the applicable revenue limitations. Estimates or projections beyond such period cannot be made with any certainty at this time.


MASSACHUSETTS SERIES


   Between 1982 and 1988 The Commonwealth of Massachusetts had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. The Commonwealth experienced a significant economic slowdown from 1988 through 1992, with particular deterioration in the construction, real estate, insurance, financial and manufacturing sectors, including certain high technology areas. Economic activity has since improved and led to improvements in the housing industry and employment rates. Unemployment had risen to 8.5% in 1992, as compared to a national average of 7.4%; but decreased to 5.1% at the end of fiscal 1995 and further decreased to 4.1% at the end of fiscal 1996. At the end of fiscal 1997, the Massachusetts unemployment rate was 3.7% as compared to the national rate of 4.7%.

   The recent economic growth has resulted in a progressive growth of state tax revenues since 1993. Tax revenues for fiscal year 1998 are currently projected to be approximately 2.6% above fiscal year 1997. The Commonwealth had a budgetary deficit for fiscal year 1989 and 1990 of $466.4 million and $1,362.7 billion respectively. Deficits were avoided in fiscal 1991 and 1992, and a surplus was achieved in 1993, 1994, 1995 and 1996. In 1992, Standard & Poor's and Moody's raised their ratings of the Commonwealth's general obligation bonds from BBB and Baa1, respectively, to A and A, respectively and Standard & Poor's further raised such ratings to A+ in 1993. Currently, the Commonwealth's general obligation bonds are rated A1 and AAby Moody's and Standard & Poor's, respectively. From time to time, the rating agencies may further change their ratings in response to budgetary matters or other economic indicators. Growth of tax revenues in the Commonwealth is limited by law. Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit and certain Medicaid reimbursement payments for prior fiscal years) was limited to ten percent. Moreover, Massachusetts local governmental entities are subject to certain limitations on their taxing power that could affect their ability or the ability of the Commonwealth to meet their respective financial obligations.


   If either Massachusetts or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Massachusetts Series, the Series' net asset value, the Series' ability to preserve or realize capital appreciation or the Series' liquidity could be adversely affected.

   For a more detailed discussion of the Commonwealth of Massachusetts economic factors, see the Statement of Additional Information.

MICHIGAN SERIES


   The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Michigan and other sources that are generally available to investors, including the State of Michigan Comprehensive Annual Financial Reports for the fiscal years ended September 30, 1995 and 1996. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Michigan. Such information constitutes only a brief summary, relates primarily to the

State of Michigan, does not purport to include details relating to all potential issuers within the State of Michigan whose securities may be purchased by the Michigan Series and does not purport to be a complete description.


   The principal sectors of Michigan's economy are durable goods manufacturing (including automobile and office equipment manufacturing), tourism and agriculture. Employment of Michigan's labor force in durable goods manufacturing has dropped from 33% in 1960 to 15.8% in 1996. This was a decrease from the level of 16.4% in 1995. Moreover, manufacturing (including auto-related manufacturing) continues to be an important part of Michigan's economy. Those industries are highly cyclical and are expected to operate at somewhat less than full capacity in 1998. Historically, during periods of economic decline or slow economic growth, the cyclical nature of those industries has adversely affected the revenue streams of Michigan and its political subdivisions because it has adversely impacted certain tax sources, particularly sales taxes, income taxes and single business taxes.


   The State reports its financial condition using generally accepted accounting principles. Michigan's fiscal year begins on October 1 and ends on September 30 of the following year.


   Michigan ended fiscal years 1994-95, 1995-96 and 1996-97 with General Fund surpluses of $67.4 million, $91.3 million and $53.3 million, respectively. In fiscal years 1994-95 and 1995-96, the State of Michigan made deposits into its Counter-Cyclical Budget and Economic Stabilization Fund (BSF), those being in the amounts of $377.8 million and $150.5 million, respectively. The unreserved balances for the BSF as of the end of fiscal years 1994-95 and 1995-96 were $1,083.4 million and $1,173.4 million, respectively.

   The Michigan Legislature has adopted the budget for fiscal year 1997-98.


   As of January 22, 1997, general obligation bonds of the State of Michigan were rated "AA" by Standard and Poor's Ratings Services, "Aa" by Moody's Investors Service and "AA" by Fitch Investors Service. To the extent that the portfolio of the Michigan Series is comprised of revenue obligations of the State of Michigan or revenue or general obligations of local governments or State or local authorities, rather than general obligations of the State of Michigan, ratings on such components of the Michigan Series will be different from those given to the general obligations of the State of Michigan and their value may be independently affected by economic factors not directly impacting the State.

   For a more detailed discussion of the State of Michigan economic factors, see the Statement of Additional Information.

MINNESOTA SERIES

   The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Series, and does not purport to be a complete description.


   The State of Minnesota has experienced certain budgeting and financial problems since 1980.


   In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

   The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

   After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

   A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

   The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

   After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993, was $463 million.

   The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures 6.0 percent in the 1995-1997 biennium.

   A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

   The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

   Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases total $16.5 million.

   Included in the expected revenue increase of $4 million were comformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

   After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

   The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

   A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

   The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

   The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services, 2.3 percent more for higher education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

   After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund balance at June 30, 1995, was $481 million.

   The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.


   Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statutes requires that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.


   A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

   In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

   The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from zero to 7 percent, saving the State $116 million.

   The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and $36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

   After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

   The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

   Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85 to 90 percent the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to the aid.

   In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.


   A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997, at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999, was projected at $1.7 billion.

   The 1997 Legislature, in a regular session and June and August special sessions, authorized $20.924 billion in spending for the 1997-1999 biennium, an increase of $2.231 billion, or 11.8 percent, from 1995-1997 expenditures. Resources for the 1997-1999 biennium were projected to be $21.946 billion, including $1.630 billion carried forward from the previous biennium.

   The Legislature authorized 14.8 percent more spending for elementary and secondary education spending in the 1997-1999 biennium than in 1995-1997,
17.6 percent more for health and human services, 12.5 percent more in local government aids, 10.7 percent more for higher education, and 0.3 percent more for all other expenditures. The Legislature set the General Fund budget reserve at $522 million. The cash flow account was set at $350 million, and a property tax reform reserve account of $46 million was created for future restructuring of the property tax system. Other reserves totaled $72 million.

   After the Legislature adjourned its second special session in August 1997, the Commissioner of Finance estimated that at June 30, 1999, the Accounting General Fund balance would be positive $32 million. The Accounting General Fund balance at June 30, 1997 was an estimated $861 million.

   The Commissioner of Finance, in a November 1997 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $1.360 billion, $1.328 billion more than estimated after the 1997 legislature adjourned, due to a $729 million increase in projected revenues, a $256 million reduction in projected expenditures, $21 million increase in dedicated reserves, and a $364 million increase in the projected amount carried forward from the 1995-1997 biennium. Higher than anticipated individual income tax payments were the major source of $272 million in additional revenues in the first half of 1997, and human services savings were the principal source of $92 million in reduced expenditures. The Commissioner estimated the Accounting General Fund balance at June 30, 2001, at $1.284 billion.

   Only $453 million of the $1.360 billion projected 1997-1999 surplus was available for spending. The statutes allocate the first $81 million of the forecast balance to fund K-12 education tax credits and deductions enacted in 1997. Sixty percent of the remainder plus interest, $826 million, is added to a property tax reform account.


   The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Series are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

   At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by an overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of State aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Series, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.


   Legislation enacted in 1995 provides that it is the intent of the Minnesota Legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included for Minnesota income tax purposes in the net income of resident individuals, among others, if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio State Court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Series might be adversely affected, and the value of the shares of the Minnesota Series might also be adversely affected.

   The State's bond ratings in July 1997 were Aaa by Moody's, AAA by S&P, and AAA by Fitch's. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the Minnesota Series or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

NEW JERSEY SERIES

   The portfolio of the New Jersey Series contains different issues of debt obligations issued by or on behalf of the State of New Jersey (the "State") and counties, municipalities and other political subdivisions and other public authorities thereof or by the Government of Puerto Rico or the Government of Guam or by their respective authorities. Investment in the New Jersey Series should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates. Prospective investors should consider the recent financial difficulties and pressures which the State of New Jersey and certain of its public authorities have undergone.

   The New Jersey State Constitution prohibits the legislature from making appropriations in any fiscal year in excess of the total revenue on hand and anticipated. A debt or liability that exceeds 1% of total appropriations for the year is also prohibited, unless it is in connection with a refinancing to produce a debt service savings or it is approved at a general election. Such debt must be authorized by law and applied to a single specified object or work. These Constitutional provisions do not apply to debt incurred because of war, insurrection or emergencies caused by disaster.

   Pursuant to Article VIII, Section II, par. 2 of the New Jersey Constitution, no monies may be drawn from the State Treasury except for appropriations made by law. In addition, the monies for the support of State government and all State purposes, as far as can be ascertained, must be provided for in one general appropriation law covering one and the same fiscal year.

   In addition to the Constitutional provisions, the New Jersey statutes contain provisions concerning the budget and appropriation system. Under these provisions, each unit of the State requests an appropriation from the Director of the Division of Budget and Accounting, who reviews the budget requests and forwards them with her recommendations to the Governor. The Governor then transmits a recommended expenditures and sources of anticipated revenue to the legislature, which reviews the Governor's Budget Message and submits an appropriation bill to the Governor for his signature by July 1 of each year. At the time of signing the bill, the Governor may revise appropriations or anticipated revenues. That action can be reversed by a two-thirds vote of each House. No supplemental appropriation may be enacted after adoption of the act, except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet the appropriation. Finally, the Governor may, during the course of the year, prevent the expenditure of various appropriations when revenues are below those anticipated or when any such expenditure is determined not to be in the best interest of the State.


   Reflecting the economic downturn recently affecting the Northeast, the rate of unemployment in the State rose from a low of 3.6 percent during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to an average of 6.2% in 1996 and 5.5% for the six month period from January, 1997 through June, 1997.

   For the recovery period as a whole, May, 1992 to June, 1997, hiring has been reported by food stores, wholesale distributors, trucking and warehousing firms, security and commodity brokers, business and engineering/management firms, hotel/hotel-casinos, social service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 17,300 and 7,500 respectively.

   After an average annual manufacturing job loss of 33,500 from 1989 through 1992, New Jersey's factory job losses fell to 13,300 and 7,300 during 1993 and 1994 respectively. During 1995 and 1996, however, manufacturing job losses increased to 10,100 and 13,900, reflecting a slowdown in national manufacturing production activity.

   In the construction industry, employment has risen by 18,600 since a low in May, 1992, driven until 1996 primarily by increased homebuilding and nonresidential projects. During 1996, public works and homebuilding were growth segments while nonresidential construction decreased but remained positive. Nonresidential construction, measured by contract awards, grew 19.64% in 1994, 3.0% in 1995, 7% in 1996 and 45.8% in the first five months of 1997 compared with the same period in 1996. Residential construction contracts increased 17.1% for the first five months of 1997 compared to the same period of 1996, and nonbuilding or infrastructure contracts rose 64.0% during this period. Based on these increases, total construction contracts, comparing the first five months of 1996 and 1997, rose 41.0%.

   The rising economic trend has contributed to steady retail growth from 1992 through 1996, including a 3.8% increase from 1995 to 1996. Retail trade employment has risen by 49,000 jobs since the low point in May, 1992 with a job increase from December, 1996 to June, 1997 of 8,700.

   The outlook for continuing increases in consumer spending is cautiously optimistic for New Jersey based on increasing employment levels, a low jobless rate and a higher than national level of per capita personal income.

   The State's 1998 Fiscal Year budget became law on June 30, 1997, and the 1999 Fiscal Year budget will become law on June 30, 1998. Of the $17,953.3 that the Governor has recommended for appropriation in Fiscal Year 1999 from the General Fund, the Property Tax Relief Fund, the Gubernatorial Elections Fund, the Casino Control Fund and the Casino Revenue Fund, the following appropriations have been recommended for the following purposes: (i) $7,410.7 million (41.3%) for State Aid to Local Governments ("State Aid"), (ii) $5,139.1 million (28.6%) for Grants-in-Aid, (iii) $4,279.5 million (23.8%)
for Direct State Services, (iv) $506.1 million (2.8%) for Debt Service on State general obligation bonds and (v) $617.9 million (3.5%) for Capital Construction.

   The largest recommended appropriation included in the State Aid category, in the amount of $5,863.0 million, is for elementary and secondary education programs including $2,749.3 million for core curriculum standards, $302.7 million for early childhood aid, $255.3 million for Abbott v. Burke Parity Remedy aid (see litigation discussion below), $262.6 million for pupil transportation aid, $648.9 million for special education, $74.1 million for nonpublic school aid and $94.9 million for debt service on school bonds. Also, a new State Aid appropriation of $50.0 for facilities improvements is recommended to be funded from a portion of an increase in State cigarette taxes. Additional significant recommendations affecting schools include $158.8 million for supplemental core curriculum standards aid, $187.7 million for demonstrably effective program aid and $917.2 million to assist school districts with their contributory share of the social security and teachers' pensions and benefits programs.

   Other recommended appropriations in the State Aid category include $836.6 million for the Department of Community Affairs, $756.1 million for Consolidated Municipal Property Tax Relief, $16.7 million for housing programs, $33.0 million for block grant programs, $30.0 million for discretionary aid, $272.7 million for welfare programs, $78.0 million for county mental hospitals, $50.0 million for matching funds to local governments for open space preservation and $0.8 million for other aid. Recommended State Aid appropriations to the Department of Treasury of $228.7 million would be used for aid to county colleges ($159.8 million); the cost of property tax deductions and exemptions for senior citizens, disabled persons and veterans ($53.6 million); and the State contribution to the Consolidated Police and Firemen's Pension Fund ($14.3 million).

   The second largest category of recommended appropriations, after State Aid, is for Direct State Services ($4,279.50). Amounts appropriated for this category will be used to support the operation of 16 departments of State government (recommended by the Governor to be reduced to 15), the Executive Office, several commissions, the State Legislature and the Judiciary.

   At any given time, there are various numbers of claims and cases pending against the State. State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the Tort Claims Act, N.J.S.A. 59:1-1 et seq. In addition, at any given time there are various contract and other claims against the State and State agencies, including environmental claims arising from the alleged disposal of hazardous wastes, seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims and cases. An independent study estimated an aggregate potential exposure of $90,800,000 for tort claims pending, as of June 30, 1996. Moreover, New Jersey is involved in a number of other lawsuits in which adverse decisions could materially affect revenue or expenditures. Such cases include challenges to the Pension Board Financing Act of 1997 authorizing the issuance of bonds to finance the State's accrued unfunded pension liabilities. Plaintiffs' time to appeal an adverse summary judgement decision has not yet run.

   Other such lawsuits include actions challenging assessments made upon property and casualty liability insurers doing business in New Jersey pursuant to the Fair Automobile Insurance Reform Act; a suit challenging the constitutionality on Federal Commerce Clause grounds, of certain hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection; litigation related to compliance with prior State court orders related to the closure of spending gaps among school districts within the State including rural school districts seeking the same relief afforded poor urban school districts; a class action challenging the treatment of prisoners with serious mental disorders confined within the State Department of Corrections system; two separate suits alleging violation of environmental laws resulting from alleged contamination existing at the State-owned Liberty State Park and from certain soil shipments made to that Park in connection with the I-287 wetlands mitigation project; an action challenging the State's application of the "spousal impoverishment provisions" of the Medicare Catastrophic Coverage Act governing the treatment of income and resources available to the "community" spouse when an institutionalized spouse seeks to establish Medicare eligibility; a challenge by 18 New Jersey hospitals to the State's Medicaid reimbursement procedures; a series of challenges to the construction and issuance of bonds to construct an Atlantic City road and tunnel project including challenges based on alleged violations of (i) State constitutional provisions limiting the use of certain revenues, (ii) federal securities law disclosure requirements and
(iii) certain federal and State environmental requirements; a breach of contract and civil rights action brought against the State by Medicare part B service providers who seek reimbursement for Medicare co-insurance and deductibles not paid by the State Medicaid program from 1988 to February 10, 1995; a suit brought by a private resource recovery facility owner and operator against the State Department of Environmental Protection and others, including the Camden County Pollution Control Financing Authority ("CCPCFA"), seeking a halt to the County's solid waste reprocurement process pending clarification of bid specifications with a crossclaim against the State brought by CCPCFA; a challenge on the State constitutional grounds to the "family cap" provisions of the State Work First New Jersey Act brought on behalf of all persons who did not receive an increase in certain welfare benefits because of the cap.


   As of February, 1996, the State's bond ratings were AA+ by S&P and Fitch and Aa1 by Moody's.

NEW YORK SERIES

   Since the New York Series concentrates its investments in New York tax-exempt securities, the Fund is affected by any political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have experienced serious financial difficulties in recent years. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.

   The fiscal stability of New York State (the "State") is related to the fiscal stability of the State's municipalities, its Agencies and Authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that Agencies, Authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City (the "City") or any of the Agencies or Authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the Agencies and the Authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected.

   Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The City continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

   The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. Such factors can be very complex, may vary from fiscal year to fiscal year and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.


   On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A-and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A-to A and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on August 5, 1996, confirmed its A-rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness.


   For a more detailed discussion of New York economic factors, see the Statement of Additional Information.


   The summary information furnished above and in the Statement of Additional Information is based on official statements relating to offerings of New York issuers of municipal securities on or prior to September 29, 1997 with respect to offerings of the State and September 30, 1997 with respect to offerings of the City, and it does not purport to be a complete description of the considerations contained therein. No representation is made as to the accuracy of such information.


OHIO SERIES

   Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in employment in Ohio in recent years, consistent with national trends, has been in the non-manufacturing area. Ohio ranked fourth in the nation in 1991 gross state product derived from manufacturing. Manufacturing was 26.3% of Ohio's gross state product compared to 17.1% of that total being from "services". As a result, economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy in the State. With 14.2 million acres (of a total land area of 26.4 million acres) in farm land and an estimated 75,000 individual farms, it is by many measures Ohio's leading industry, contributing nearly $5.7 billion to the State's economy each year. This represents 13.5% of the total output, 15.9% of the total employment (approximately 935,000 jobs) and 11% of the value-added products produced in the State. Gross farm income alone amounted in 1994 to just over $5.4 billion. In 1994, Ohio exported over approximately $1 billion in farm products (primarily soybeans and related soy products, and feed grains). The State has instituted several programs to provide financial assistance to farmers.

   Ohio continues as a major "headquarters" state. Of the top 500 individual corporations (industrial, commercial and service) based on 1995 sales as reported in 1996 by Fortune magazine, 30 had headquarters in Ohio, placing Ohio sixth as a "headquarters" state.

   Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It reached a high in the summer of 1993 after a slight decrease in 1992, then decreased slightly and reached a new high in 1996. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. Non-manufacturing industries now employ approximately 78.9% of all non-agricultural payroll workers in Ohio.

   Consistent with the Ohio constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year; for example, the current fiscal biennium began July 1, 1995 and ends June 30, 1997.

   The Ohio Constitution imposes a duty on the General Assembly to "provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt." The State is effectively precluded by law from ending a Fiscal Year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Ohio Constitution to $750,000.

   Most State operations are financed through the general revenue fund (GRF), with personal income and sales-use taxes being the major GRF sources, totalling $5.8 billion and $4.9 billion in 1996, respectively.

   The Ohio Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the GRF or other funds for the then current Fiscal Year will in all probability be less than the appropriations for the year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor implemented this directive in some prior years, including Fiscal Years 1992 and 1993. There is no present constitutional limit on the rates of State-levied taxes and excises, except for taxes on intangible property. At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by local political subdivisions. The Ohio Constitution limits the amount of ad valorem property taxes that may be levied by local political subdivisions in the aggregate, without a vote of the electors or a municipal charter provision, to 1% of the true value, and statutes further limit the amount of the aggregate levy, without a vote or charter provision, to 10 mills per $1 of assessed valuation.

   The GRF ending (June 30) fund balance is typically reduced during less favorable national economic periods and then increases during more favorable economic periods. For example, following the 1974-75 nationwide recession the 1977 GRF ending fund balance was $21.6 million. The balance (without assistance from any significant tax rate increases) was $245.7 million in 1979, and then, paralleling the national economic situation, was at the significantly lower amount of $200 million in 1981. Aided by tax increases and other actions, the 1983 GRF ending fund balance was $43.6 million. Recent biennium GRF ending fund balances were $475.1 million in 1989, $135.3 million in 1991, and $111 million in 1993. For the Biennium ended June 30, 1995, the GRF fund balance was $928 million. Of that amount, $70 million was retained in the GRF and $850 million was transferred to various other State funds, including $535.2 million to the Budget Stabilization Fund (BSF).

   The GRF appropriations bill for the 1996-97 biennium was passed on June 28, 1995, and promptly signed, with selective vetoes, by the Governor. The act provides for total GRF biennial expenditures of approximately $33.5 billion, an increase over those for the 1994-95 fiscal biennium. The following are examples of higher authorized GRF biennial expenditures in major programs: mental health and mental retardation 4.8%; primary and secondary education 15.4%; human service 9.5%; justice and corrections 28%; and higher education 13.1%.

   Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's budget proposal and incorporated in the related appropriations bill as introduced, and in the bill's versions as passed by the House and the Senate and in the act as passed and signed. The same is true for the separate Department of Transportation, Department of Public Safety, and Bureau of Workers' Compensation appropriations acts, containing lease-rental appropriations for certain DOT, DPS and BWC projects financed by the Ohio Building Authority.

   Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that, as in any state, future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the Bonds in the portfolio of the Ohio Series or the ability of the respective obligors to make timely payments of principal and interest on such Bonds.

   The June 30, 1996 ending fund balance in the GRF was $781 million, which was higher than forecast. Of that amount, $100 million was transferred to a fund for a school computer network and $30 million was transferred to a new transportation infrastructure fund.

   In 1981, a Budget Stabilization Fund (BSF) was created for purposes of cash and budgetary management. In 1992, the entire balance of the BSF was transferred to the GRF. In 1993, $21 million was deposited to the BSF, and an additional $260.3 million was deposited in 1994, and $535.2 in 1995, giving the BSF a current balance of approximately $828.3 million.

   As of the date of this discussion, the General Assembly was in the process of considering a budget for the 1998-99 fiscal biennium beginning July 1, 1997, the details of which were uncertain.

   Litigation contesting the Ohio system of school funding for violation of various provisions of the Ohio Constitution is pending. In these proceedings, the trial court has adopted findings of fact and conclusions of law, including conclusions that certain provisions of current Ohio law violate the Ohio Constitution. In August, 1995, a court of appeals reversed these findings and the case is now pending on appeal to the Ohio Supreme Court. Litigation is also pending in federal district court challenging the former Medicaid eligibility rules that were applied between 1990 and 1995 by the Ohio Department of Human Services in the case of married couples where one spouse lived in a nursing home and the other spouse resided in the community. If the plaintiffs in that action are ultimately successful, it is estimated that the State could be required to incur additional obligations of as much as $240 million. At this time, the outcome of such litigation is uncertain.

   The summary information furnished above is based on official statements prepared by the State of Ohio in connection with its borrowings and contains such information as the Fund deems relevant in considering an investment in the Fund. It does not purport to be a complete description of the considerations contained therein.

PENNSYLVANIA SERIES

   Presented below and in the Statement of Additional Information is information concerning the Commonwealth of Pennsylvania (the "Commonwealth") and certain issuers within the Commonwealth. Such information is based principally on information drawn from recent official statements relating to securities offerings by the Commonwealth and does not purport to be a complete description of such issuers or factors that could adversely affect them. The Investment Manager has not independently verified such information; however, it has no reason to believe that such information is not correct in all material respects. This information does not cover all municipal issuers within the Commonwealth whose securities may be purchased by the Fund.

   Investment Securities

   The Pennsylvania Series will invest principally in Commonwealth and Commonwealth-related obligations and obligations of local government units in the Commonwealth and obligations of related authorities. Some additional information regarding such issuers is set forth in the Statement of Additional Information. The market value and marketability of the obligations of the Commonwealth and, though generally to a lesser extent, the Commonwealth-related obligations and the local governmental unit and related authority obligations generally will be affected by economic conditions affecting the Commonwealth and litigation matters which may adversely affect the Commonwealth. The market value and marketability of obligations of issuers other than the Commonwealth may also be affected by more localized economic changes, changes affecting the particular revenue stream supporting such obligations and related litigation matters.

   The City of Philadelphia has been experiencing financial difficulties in recent years, as a result of which Moody's and S&P lowered their ratings of City of Philadelphia general obligations below investment grade. City of Philadelphia general obligations will not be purchased as an investment security for the Pennsylvania Series until the ratings of such obligations meet the criteria for the Pennsylvania Series.

   General Socio-Economic and Economic Information Regarding the Commonwealth


   The Commonwealth is the fifth most populous state (ranking behind California, New York, Texas and Florida) with a population of approximately 12 million for the last ten years. The Commonwealth is the headquarters for many major corporations. It has been historically identified as a heavy industry state although that reputation has changed over the last 30 years as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in the Commonwealth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing employment has fallen from 18.8% of non-agricultural employment in 1992 to 17.5% in 1996, while service sector employment has increased from 29.4% of non-agricultural employment in 1991 to 31.1% in 1995. From 1983 to 1990, the Commonwealth's annual average unemployment rate dropped from 11.8% to 5.4% (below the national average for each of the years from 1986). In 1995 and 1996, the average annual unemployment rates for the Commonwealth were 5.9% and 5.3%, respectively, compared to rates of 5.6% and 5.4% for the United States for such years.


   The Commonwealth utilizes the fund method of accounting. For purposes of governmental accounting, a "fund" is defined as an independent fiscal and accounting entity with a self-balancing set of accounts, for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, funds are established by legislative enactment or in certain cases by administrative action.

   The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all Commonwealth obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.


   Revenues in the General Fund include all tax receipts, license and fee payments, fines, penalties, interest and other revenues of the Commonwealth not specified to be deposited elsewhere or not restricted to a specific program or expenditure and federal revenues. Taxes levied by the Commonwealth are the most significant source of revenues in the General Fund. The major tax sources for the General Fund are the sales tax, which accounted for $6.04 billion or 34.9% of General Fund tax revenues in fiscal 1997, the personal income tax, which accounted for $5.74 billion or 33.2% of 1997 General Fund tax revenues, and the corporate taxes which accounted for $2.65 billion or 15.3% of tax revenues. Federal revenues are those federal receipts which pay or reimburse the Commonwealth for funds disbursed for federally assisted programs.

   The primary expenditures of the General Fund are for education ($7.03 billion in fiscal 1997) and public health and welfare ($5.7 billion).

   The Constitution and laws of the Commonwealth require all payments from the General Fund, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from the General Fund may not exceed its actual and estimated revenues for the fiscal year plus any surplus available. Appropriations are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30. (Fiscal 1997 refers to the fiscal year ending June 30, 1997.)

   For the five year period fiscal 1992 through fiscal 1996, total revenues and other resources rose at a 4.6 percent average annual rate while total expenditures and other uses grew by 6.0 percent annually.

   Program areas having the largest increase in costs for the fiscal 1992 to fiscal 1996 period were for protection of persons and property, due to an expansion of state prisons. Recently, efforts to control costs of public health and welfare programs have resulted in expenditure increases of 5.6 percent for the five year period.


   The Constitution requires tax and fee revenues relating to motor fuels and vehicles to be used for highway purposes, and the tax revenues relating to aviation fuels to be used for aviation purposes. Accordingly, all such revenues, except the revenues from one-half cent per gallon of the liquid fuels tax which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities, are placed in the Motor License Fund, as are most federal aid revenues designated for transportation programs. Operating and administrative costs for the Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police, are also paid from the Motor License Fund. Debt service on bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund.

   Other special revenue funds have been established by law to receive specified revenues that are appropriated to specific departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boating, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.


   In 1986, the General Assembly created the Tax Stabilization Reserve Fund and provided for its initial funding from General Fund appropriations. Income for this fund comes from annual appropriations of money from other Commonwealth funds and investment earnings. The Tax Stabilization Reserve Fund is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of this fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly.

   The State Lottery Fund is a special revenue fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the operational and administrative costs of the lottery and the costs of programs benefiting the elderly in Pennsylvania.

   The Commonwealth maintains trust and agency funds which are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

   Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of these funds is the State Stores Fund which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

   Information regarding certain Pennsylvania issuers of investment securities may be found in the Statement of Additional Information.

                       THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS
Dean Witter California Tax-Free Daily Income Trust
Dean Witter Liquid Asset Fund Inc.
Dean Witter New York Municipal Money Market Trust
Dean Witter Tax-Free Daily Income Trust
Dean Witter U.S. Government Money Market Trust

EQUITY FUNDS
Dean Witter American Value Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Capital Growth Securities
Dean Witter Developing Growth Securities Trust
Dean Witter Dividend Growth Securities Inc.
Dean Witter European Growth Fund Inc.
Dean Witter Financial Services Trust
Dean Witter Fund of Funds
Dean Witter Global Dividend Growth Securities
Dean Witter Global Utilities Fund
Dean Witter Health Sciences Trust
Dean Witter Income Builder Fund
Dean Witter Information Fund
Dean Witter International SmallCap Fund
Dean Witter Japan Fund
Dean Witter Market Leader Trust
Dean Witter Mid-Cap Growth Fund
Dean Witter Natural Resource Development
 Securities Inc.
Dean Witter Pacific Growth Fund Inc.
Dean Witter Precious Metals and Minerals Trust
Dean Witter Special Value Fund
Dean Witter S&P 500 Index Fund
Dean Witter Utilities Fund
Dean Witter Value-Added Market Series
Dean Witter World Wide Investment Trust
Morgan Stanley Dean Witter Competitive Edge Fund,
 "Best Ideas" Portfolio


ASSET ALLOCATION FUNDS
Dean Witter Global Asset Allocation Fund
Dean Witter Strategist Fund


FIXED-INCOME FUNDS
Dean Witter Balanced Income Fund
Dean Witter California Tax-Free Income Fund
Dean Witter Convertible Securities Trust
Dean Witter Diversified Income Trust
Dean Witter Federal Securities Trust
Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Hawaii Municipal Trust
Dean Witter High Yield Securities Inc.
Dean Witter Intermediate Income Securities
Dean Witter Intermediate Term
 U.S. Treasury Trust
Dean Witter Limited Term Municipal Trust
Dean Witter Multi-State Municipal Series Trust
Dean Witter New York Tax-Free Income Fund
Dean Witter Short-Term Bond Fund
Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities Trust
Dean Witter World Wide Income Trust

DEAN WITTER RETIREMENT SERIES
American Value Series
Capital Growth Series
Dividend Growth Series
Global Equity Series
Intermediate Income Securities Series
Liquid Asset Series
Strategist Series
U.S. Government Money Market Series
U.S. Government Securities Series
Utilities Series
Value-Added Market Series

ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust
Active Assets Money Trust
Active Assets Tax-Free Trust

Dean Witter
Multi-State Municipal Series Trust
Two World Trade Center
New York, New York 10048


TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

Dean Witter
Multi-State
Municipal
Series Trust

Prospectus
March 23, 1998

                                                                   DEAN WITTER
                                                                   MULTI-STATE
                                                        MUNICIPAL SERIES TRUST


STATEMENT OF ADDITIONAL INFORMATION
MARCH 23, 1998
-----------------------------------------------------------------------------


   Dean Witter Multi-State Municipal Series Trust (the "Fund") is an open-end, non-diversified management investment company currently consisting of ten separate series: the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series (the "State Series"). The investment objective of each Series is to provide a high level of current income exempt from both federal and the designated State income taxes consistent with the preservation of capital. Each Series seeks to achieve its investment objective by investing principally in investment grade tax-exempt securities of municipal issuers in the designated State. See "Investment Practices and Policies."


   A Prospectus for the Fund dated March 23, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter
Multi-State Municipal Series Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management...............   3
Trustees and Officers.....................   6
Investment Practices and Policies ........  12
Investment Restrictions...................  34
Portfolio Transactions and Brokerage .....  36
Purchase of Fund Shares...................  37
Shareholder Services......................  41
Redemptions and Repurchases...............  44
Dividends, Distributions and Taxes .......  44
Performance Information...................  47
Shares of the Fund........................  50
Custodian and Transfer Agent..............  51
Independent Accountants...................  51
Reports to Shareholders...................  51
Validity of Shares of Beneficial
 Interest.................................  51
Legal Counsel.............................  51
Experts...................................  51
Registration Statement....................  52
Appendix..................................  53
Financial Statements--November 30, 1997 ..  57

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on October 29, 1990.

THE INVESTMENT MANAGER


   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter. The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Trustees. Information as to these Trustees and Officers is contained under the caption "Trustees and Officers".

   The Investment Manager is also the investment manager of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, InterCapital Insured Municipal Bond Trust, InterCapital Quality Municipal Investment Trust, Dean Witter Utilities Fund, Dean Witter Strategist Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter International Small Cap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Competitive Edge Fund -- "Best Ideas" Portfolio, Morgan Stanley Dean Witter Growth Fund, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds. In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser:
TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies; and (iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account Program and are neither citizens nor residents of the United States.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Each Series pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of asset size of the respective Series. Expenses not expressly assumed by the Investment Manager under the Agreement or by the distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "Purchase of Fund Shares"), will be paid by the Fund or each respective Series depending upon the nature of the expense. The expenses borne directly by each Series include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "Purchase of Fund Shares"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Series and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Series and supplements thereto to the Series' shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Series' borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto (depending upon the nature of the legal claim, liability or lawsuit, the costs of litigation, payment of legal claims or liabilities or indemnification relating thereto may be directly applicable to a particular Series or may be proportionately allocated on the basis of the size of each Series. The Trustees have determined that this is an appropriate method of allocation of such expenses); and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size of the respective Series.


   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, each Series of the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.35% to the daily net assets of that Series. During the fiscal years ended November 30, 1991 and 1992, the Investment Manager had undertaken to assume all expenses (except the 12b-1 fee and brokerage fees) with respect to each Series of the Fund. During the fiscal year ended November 30, 1993, and during a portion of the fiscal year ended November 30, 1994 (December 1, 1993 to January 1, 1994) the Investment Manager continued to waive management fees and assume expenses, with respect to each Series of the Fund, to the extent they exceeded 0.50% of the daily net assets of each respective Series. Additionally, during a portion of the fiscal year ended November 30, 1994 and during the fiscal years ended 1995 and 1996, the Investment Manager continued to waive management fees and assume expenses with respect to the Massachusetts Series, Michigan Series, Minnesota Series, New York Series and Ohio Series to the extent they exceeded 0.50% of the daily net assets of each respective Series. The aforementioned waiver of fees and assumption of expenses continued until December 31, 1996. During the fiscal year ended November 30, 1995, the Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series accrued to the Investment Manager under the Agreement total compensation in the amounts of $173,132, $405,705, $253,653, $57,633,
$73,104, $37,712, $165,599, $52,047, $76,895 and $178,837, respectively.
During the fiscal year ended November 30, 1996, the Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series accrued to the Investment Manager under the Agreement total compensation in the amounts of $165,968, $401,258, $249,499, $56,700,
$72,796, $36,759, $160,350, $48,928, $76,978, and $173,524. During the fiscal year ended November 30, 1997, the Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series accrued to the Investment Manager under the Agreement total compensation in the amounts of $152,041, $372,728, $235,241, $52,284, $69,676, $31,997, $150,967, $45,334,
$70,502 and $155,772, respectively.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.


   The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of each Series of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was approved by the Board of Trustees on October 30, 1992 and by the shareholders of each Series of the Fund at a Special Meeting of Shareholders on January 12, 1993 and also is substantially identical to a prior investment management agreement which was initially approved by the Trustees on December 11, 1990 (April 16, 1991 for the Arizona Series), by DWR as the then sole shareholder on December 26, 1990 (April 17, 1991 for the Arizona Series) and by the Shareholders of each Series of the Fund at a Special Meeting of Shareholders held on June 24, 1992. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter Discover & Co. with Morgan Stanley Group Inc.


   The Agreement may be terminated with respect to any Series, at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority of the outstanding shares of that Series, as defined in the Investment Company Act of 1940, as amended (the "Act"), or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement has an initial term ending April 30, 1999, and will remain in effect from year to year thereafter with respect to each Series, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of that Series, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.


   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 84 Dean Witter Funds and the 11 TCW/DW Funds are shown below.



       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                            PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -------------------------------------------------------------------
Michael Bozic (57)                         Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                    Corporation (since November, 1995); Director or Trustee of the Dean
c/o Levitz Furniture Corporation           Witter Funds; formerly President and Chief Executive Officer of
6111 Broken Sound Parkway, N.W.            Hills Department Stores (May, 1991-July, 1995); formerly variously
Boca Raton, Florida                        Chairman, Chief Executive Officer, President and Chief Operating
                                           Officer (1987-1991) of the Sears Merchandise Group of Sears,
                                           Roebuck and Co.; Director of Eaglemark Financial Services, Inc.,
                                           the United Negro College Fund and Weirton Steel Corporation.

Charles A. Fiumefreddo* (64)               Chairman, Chief Executive Officer and Director of InterCapital,
Chairman of the Board, President,          Dean Witter Distributors Inc. ("Distributors") and DWSC; Executive
Chief Executive Officer and Trustee        Vice President and Director of DWR; Chairman, Director or Trustee,
Two World Trade Center                     President and Chief Executive Officer of the Dean Witter Funds;
New York, New York                         Chairman, Chief Executive Officers and Trustee of the TCW/DW Funds;
                                           Chairman and Director of Dean Witter Trust FSB ("DWT"); Director
                                           and/or officer of various MSDWD subsidiaries.

                                6

       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                            PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -------------------------------------------------------------------

Edwin J. Garn (65)                         Director or Trustee of the Dean Witter Funds; formerly United
Trustee                                    States Senator (R-Utah)(1974-1992) and Chairman, Senate Banking
c/o Huntsman Corporation                   Committee (1980-1986); formerly Mayor of Salt Lake City, Utah
500 Huntsman Way                           (1971-1974); formerly Astronaut, Space Shuttle Discovery (April
Salt Lake City, Utah                       12-19, 1985); Vice Chairman, Huntsman Corporation (since January,
                                           1993); Director of Franklin Covey (time management systems) and
                                           John Alden Financial Corp.; (health insurance), United Space
                                           Alliance (joint venture between Lockheed Martin and Boeing Company)
                                           and Nuskin Asia Pacific (multilevel marketing); Member of the board of various civic and charitable organizations.

John R. Haire (73)                         Chairman of the Audit Committee and Chairman of the Committee of
Trustee                                    the Independent Directors or Trustees and Director or Trustee of
Two World Trade Center                     the Dean Witter Funds; Chairman of the Audit Committee and Chairman
New York, New York                         of the Committee of the Independent Trustees and Trustee of the
                                           TCW/DW Funds; formerly President, Council for Aid to Education
                                           (1978-1989), Chairman and Chief Executive Officer of Anchor
                                           Corporation, an Investment Adviser (1964-1978).

Wayne E. Hedien (64)                       Retired, Director or Trustee of the Dean Witter Funds; Director of
Trustee                                    The PMI Group, Inc. (private mortgage insurance); Trustee and Vice
c/o Gordon Altman Butowsky                 Chairman of The Field Museum of Natural History; formerly
 Weitzen Shalov & Wein                     associated with the Allstate Companies (1966-1994), most recently
Counsel to the Independent Directors       as Chairman of The Allstate Corporation (March, 1993-December,
114 West 47th Street                       1994) and Chairman and Chief Executive Officer of its wholly-owned
New York, New York                         subsidiary, Allstate Insurance Company (July, 1989-December, 1994);
                                           director of various other business and charitable organizations.

Dr. Manuel H. Johnson (49)                 Senior Partner, Johnson Smick International, Inc., a consulting
Trustee                                    firm; Co-Chairman and a founder of the Group of Seven Council
c/o Johnson Smick International, Inc.      (G7C), an international economic commission; Director or Trustee of
1133 Connecticut Avenue, N.W.              the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of
Washington, D.C.                           NASDAQ (since June, 1995); Director of Greenwich Capital Markets
                                           Inc. (broker-dealer); Chairman and Trustee of the Financial
                                           Accounting Foundation (oversight organization for the Financial
                                           Accounting Standards Board); formerly Vice Chairman of the Board of
                                           Governors of the Federal Reserve System (February, 1986-August,
                                           1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

Michael E. Nugent (61)                     General Partner, Triumph Capital, L.P., a private investment
Trustee                                    partnership (since April, 1988); Director or Trustee of the Dean
c/o Triumph Capital, L.P.                  Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President,
237 Park Avenue                            Bankers Trust Company and BT Capital Corporation (1984-1988);
New York, New York                         Director of various business organizations.

                                7

       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                            PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -------------------------------------------------------------------

Philip J. Purcell* (54)                    Chairman of the Board of Directors and Chief Executive Officer of
Trustee                                    MSDWD, DWR and Novus Credit Services Inc.; Director of
1585 Broadway                              InterCapital, DWSC and Distributors; Director or Trustee of the
New York, New York                         Dean Witter Funds; Director and/or officer of various MSDWD subsidiaries.

John L. Schroeder (67)                     Retired; Director or Trustee of the Dean Witter Funds; Trustee of
Trustee                                    the TCW/DW Funds; Director of Citizens Utilities Company; formerly
c/o Gordon Altman Butowsky                 Executive Vice President and Chief Investment Officer of the Home
 Weitzen Shalov & Wein                     Insurance Company (August, 1991-September, 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, New York

Barry Fink (43)                            Senior Vice President (since March, 1997) and Secretary and General
Vice President, Secretary                  Counsel (since February, 1997) of InterCapital and DWSC; Senior
and General Counsel                        Vice President (since March, 1997) and Assistant Secretary and
Two World Trade Center                     Assistant General Counsel (since February, 1997) of Distributors;
New York, New York                         Assistant Secretary of DWR (since August, 1996); Vice President,
                                           Secretary and General Counsel of the Dean Witter Funds and the
                                           TCW/DW Funds (since February, 1997); previously First Vice
                                           President (June, 1993-February, 1997), Vice President (until June,
                                           1993) and Assistant Secretary and Assistant General Counsel of
                                           InterCapital and DWSC and Assistant Secretary of the Dean Witter
                                           Funds and the TCW/DW Funds.

James F. Willison (54)                     Senior Vice President of InterCapital; Vice President of various
Vice President                             Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (51)                      First Vice President and Assistant Treasurer of InterCapital and
Treasurer                                  DWSC and Treasurer of the Dean Witter Funds and the TCW/DW Funds.
Two World Trade Center
New York, New York



------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


   In addition, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries and Robert M. Scanlan, President of InterCapital and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital, DWSC, Distributors and DWT and Director of DWT and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and a Director of DWT and Jonathan R. Page, Senior Vice Presidents of InterCapital, and Katherine H. Stromberg, Joseph Arcieri and Gerard Lian, Vice Presidents of InterCapital are Vice Presidents of the Fund. In addition, Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, and Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 84 Dean Witter Funds, comprised of 128 portfolios. As of February 28, 1998, the Dean Witter Funds had total net assets of approximately $100.6 billion and more than five million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.


   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.


   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for

Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.


   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES


   The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended November 30, 1997.


                              FUND COMPENSATION


                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
---------------------------  ---------------
Michael Bozic ..............      $1,650
Edwin J. Garn ..............       1,850
John R. Haire ..............       3,800
Wayne E. Hedien ............         482
Dr. Manuel H. Johnson  .....       1,800
Michael E. Nugent ..........       1,850
John L. Schroeder...........       1,850



   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                               FOR SERVICE AS
                                                                CHAIRMAN OF
                                                               COMMITTEES OF     FOR SERVICE AS
                                                                INDEPENDENT       CHAIRMAN OF          TOTAL
                            FOR SERVICE                          DIRECTORS/      COMMITTEES OF      COMPENSATION
                          AS DIRECTOR OR     FOR SERVICE AS     TRUSTEES AND      INDEPENDENT           PAID
                            TRUSTEE AND       TRUSTEE AND          AUDIT            TRUSTEES      FOR SERVICES TO
                         COMMITTEE MEMBER   COMMITTEE MEMBER  COMMITTEES OF 82     AND AUDIT       82 DEAN WITTER
NAME OF                  OF 82 DEAN WITTER    OF 14 TCW/DW      DEAN WITTER     COMMITTEES OF 14    FUNDS AND 14
INDEPENDENT TRUSTEE            FUNDS             FUNDS             FUNDS          TCW/DW FUNDS      TCW/DW FUNDS
----------------------  -----------------  ----------------  ----------------  ----------------   ---------------
Michael Bozic .........      $133,602                --                 --               --           $133,602
Edwin J. Garn .........       149,702                --                 --               --            149,702
John R. Haire .........       149,702           $73,725           $157,463          $25,350            406,240
Wayne E. Hedien .......        39,010                --                                                 39,010
Dr. Manuel H. Johnson         145,702            71,125                 --               --            216,827
Michael E. Nugent  ....       149,702            73,725                 --               --            223,427
John L. Schroeder......       149,702            73,725                 --               --            223,427


   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee

------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended November 30, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of November 30, 1997 and from the 57 Dean Witter Funds as of December 31, 1997.


         RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS


                                   FOR ALL ADOPTING FUNDS
                             ---------------------------------
                                                                                         ESTIMATED ANNUAL
                                                                 RETIREMENT BENEFITS         BENEFITS
                                                                 ACCRUED AS EXPENSES    UPON RETIREMENT(2)
                                                               ----------------------  --------------------
                                 ESTIMATED
                                 CREDITED
                                   YEARS          ESTIMATED
                               OF SERVICE AT    PERCENTAGE OF               BY ALL       FROM    FROM ALL
                                RETIREMENT        ELIGIBLE       BY THE    ADOPTING      THE     ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)     COMPENSATION      FUND       FUNDS       FUND      FUNDS
---------------------------  ---------------  ---------------  --------  -----------   -------  ----------
Michael Bozic ..............        10              50.0%        $  349    $  20,499    $  875   $ 47,025
Edwin J. Garn ..............        10              50.0            579       30,378       875     47,025
John R. Haire ..............        10              50.0          1,886      (19,823) (3) 2,250   127,897
Wayne E. Hedien ............         9              42.5              0            0       794     39,971
Dr. Manuel H. Johnson  .....        10              50.0            234       12,832       875     47,025
Michael E. Nugent ..........        10              50.0            438       22,546       875     47,025
John L. Schroeder...........         8              41.7            669       39,350       729     39,504



(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.
(3) This number reflects the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.


   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

PORTFOLIO SECURITIES

   Taxable Securities. As discussed in the Prospectus, each Series of the Fund may invest up to 20% of its total assets in taxable money market instruments, tax-exempt securities of other states and municipalities and futures and options. (This investment percentage is subject to applicable state laws and may be limited further by specific requirements of certain states. It is the intention of each Series to meet the applicable requirements of the respective States. See "Dividends, Distributions and Taxes--State Taxation" in the Prospectus.) Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of each Series' shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those tax-exempt securities of other states which satisfy the standards established for the tax-exempt securities of the State Series may be purchased by each Series.

   In addition, each Series may temporarily invest more than 20% of its total assets in tax-exempt securities of other states and municipalities and taxable money market instruments, in order to maintain a temporary "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions (the types of investments in which each Series may invest when maintaining a temporary "defensive" position may be limited by applicable State requirements). The types of taxable money market instruments in which each Series may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

   Tax-Exempt Securities. As discussed in the Prospectus, under normal conditions, at least 80% of the total assets of each Series will be invested in securities, the interest on which is exempt from federal income taxes and the income taxes of the designated State. The tax-exempt securities in which each Series will invest include Municipal Bonds, Municipal Notes and Municipal Commercial Paper. In regard to the Moody's and S&P ratings discussed in the Prospectus, it should be noted that the ratings represent the organizations' opinions as to the quality of the securities which they undertake to rate and that the ratings are general and not absolute standards of quality. For a description of Municipal Bond, Municipal Note and Municipal Commercial Paper ratings by Moody's and S&P, see the Appendix to this Statement of Additional Information.

   The percentage and rating policies in the Prospectus apply at the time of acquisition of a security based upon the last previous determination of the Fund's net asset value; any subsequent change in any ratings by a rating service or change in percentages resulting from market fluctuations or other changes in the amount of total assets will not require elimination of any security from the Fund's portfolio until such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. Therefore, the Fund may hold securities which have been downgraded to ratings of Ba or BB or lower by Moody's or S&P. Such securities are considered to be speculative investments.

   Although certain quality standards are applicable at the time of purchase, the Fund does not have any minimum quality rating standard for its downgraded investments. As such, the Fund may continue to hold securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or CI by S&P. However, such investments may not exceed more than 5% of the total assets of any Series. Bonds rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated CI by S&P, their lowest Bond rating, are no longer making interest payments.

   The payment of principal and interest by issuers of certain Municipal Obligations purchased by each Series may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Obligation meets the investment quality requirements of each Series. In addition, some issues may contain provisions which permit the Fund, on behalf of a Series, to demand from the issuer repayment of principal at some specified period(s) prior to maturity.

   Municipal Bonds. Municipal Bonds, as referred to in the Prospectus, are debt obligations of a state, its cities, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more, and the interest from which is, in the opinion of bond counsel to the issuer at time of original issuance, exempt from regular federal income tax. In addition to these requirements, the interest from Municipal Bonds of the designated State of each Series must be, in the opinion of bond counsel to the issuer at time of original issuance, exempt from the regular personal income tax of that State. These obligations are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for general operating expenses or to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and pollution control bonds are issued by or on behalf of public authorities to provide funding for various privately operated facilities.

   Municipal Notes. Municipal Notes are short-term obligations of municipalities, generally with a maturity at the time of issuance ranging from six months to three years, the interest from which is, in the opinion of bond counsel to the issuer at time of original issuance, exempt from regular federal income tax. In addition to those requirements, the interest from Municipal Notes of the designated State of each Series must be, in the opinion of bond counsel to the issuer at time of original issuance, exempt from the regular personal income tax of that State. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, although there are other types of Municipal Notes, in which each Series may invest. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project Notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Such notes are secured by the full faith and credit of the United States Government.

   Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities the interest from which is, in the opinion of bond counsel to the issuer at time of original issuance, exempt from regular federal income tax. In addition to those requirements, the interest from the Municipal Commercial Paper of the designated State of each Series must be, in the opinion of bond counsel to the issuer at time of original issuance, exempt from the regular personal income tax of that State. Municipal Commercial Paper may be issued at a discount and is sometimes referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

   The two principal classifications of Municipal Bonds, Notes and Commercial Paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the credit worthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

   Issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or any state extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Bonds, Municipal Notes and Municipal Commercial Paper may be materially affected.

SPECIAL INVESTMENT CONSIDERATIONS

   Because of the special nature of securities which are rated below investment grade by national credit rating agencies ("lower-rated securities"), the Investment Manager must take into account certain special considerations in assessing the risks associated with such investments. For example, as the lower-rated securities market is relatively new, its growth has paralleled a long economic expansion and it has not weathered a recession in its present size and form. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on this market and on the value of the lower-rated securities held by each Series of the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

   The prices of lower-rated securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by any Series defaults, the Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a concomitant volatility in the net asset value per share of a particular Series of the Fund. Moreover, the market prices of certain of the portfolio securities of each Series which are structured as zero coupon securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investment in such securities).

   The secondary market for lower-rated securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain lower-rated securities at certain times and could make it difficult for a Series to sell certain securities.

   New laws and proposed new laws may have a potentially negative impact on the market for lower-rated securities. For example, recent legislation requires federally-insured savings and loan associations to divest their investments in lower-rated securities. This legislation and other proposed legislation may have an adverse effect upon the value of lower-rated securities and a concomitant negative impact upon the net asset value per share of a Series of the Fund.

   Variable Rate Obligations. As stated in the Prospectus, each Series of the Fund may invest in obligations of the type called "variable rate obligations". The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to each Series of the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of each Series of the Fund to obtain repayment of the full principal amount of the obligation prior to maturity, is enhanced.

   Lending of Portfolio Securities. The Fund, on behalf of any Series, may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. The collateral value of the loaned securities will be marked-to-market daily. While such securities are on loan, the borrower will pay the Series any income accruing thereon, and the Fund may invest on behalf of the Series, the cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend the portfolio securities of any Series if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of the total assets of any Series. Loans will be subject to termination by the Fund on behalf of any Series, in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Series and its shareholders. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis. During the fiscal year ended November 30, 1997, the Fund did not lend any portfolio securities of any Series.

   When-Issued and Delayed Delivery Securities. As stated in the Prospectus, the Fund may, on behalf of any Series, purchase tax-exempt securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the Municipal Obligation in determining its net asset value. The Fund, on behalf of each Series, will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities. During the fiscal year ended November 30, 1997, investments in when-issued and delayed delivery securities by any Series of the Fund did not exceed 5% of the total net assets of any such Series.

   Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund, on behalf of any Series, in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund, on behalf of a Series, of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will, on behalf of a Series, sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Fund's Custodian at a specified price and at a fixed time in the future which is usually not more than seven days from the date of purchase. The Fund, on behalf of that Series, will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large well-capitalized and well-established financial institutions, whose financial condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund, on behalf of a Series, will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a particular Series could suffer a loss. It is the current policy of each Series of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a particular Series, amounts to more than 10% of the total assets of that Series. During the fiscal year ended November 30, 1997, the Fund did not enter into any repurchase agreements with respect to any Series.


HEDGING ACTIVITIES

   The Fund, on behalf of each Series except the New Jersey Series, may enter into financial futures contracts, options on such futures and municipal bond index futures contracts for hedging purposes.

FUTURES CONTRACT AND OPTIONS ON FUTURES

   As discussed in the Prospectus, the Fund, on behalf of any applicable Series, may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, on behalf of a Series, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, on behalf of that Series, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

   Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund, on behalf of a Series, entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus, on behalf of that Series, realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and, on behalf of that Series, realizes the loss. Similarly, the closing out of a futures contract purchase is effected, on behalf of a Series, by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund, on behalf of that Series, realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund, on behalf of that Series, realizes a loss.

   Unlike a futures contract which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option changes and is reflected in the net asset value of the particular Series holding the option.

   The Fund, on behalf of each applicable Series, is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund, on behalf of any Series, may be required to make additional margin payments during the term of the contract.

   Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association and Bank Certificates of Deposit. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

   Financial futures contracts are traded in an auction environment on the floors of several Exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of each Series' portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce their value for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

   Another risk is that the Fund's manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund, on behalf of a Series, sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, that Series would lose money on the sale.

   Put and call options on financial futures have similar characteristics as Exchange-traded options. See below for a further description of options.

   In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

   In order to assure that the Fund is utilizing futures transactions for hedging purposes only, a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions of each Series (transactions in which the Fund, on behalf of a Series, does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts or call options thereon will be completed by the purchase of securities which are the subject of the hedge.

   The Fund, on behalf of any applicable Series, may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin of all the Series' futures contracts plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by the Fund, on behalf of a Series, the market value of the futures contract will be deposited in a segregated account containing cash and cash equivalents to collateralize the position and thereby ensure that the use of such futures is unleveraged. The Fund, on behalf of any Series, may not purchase or sell futures contracts or related options thereon if immediately thereafter more than one-third of the Series' net assets would be hedged.

   Municipal Bond Index Futures. The Fund, on behalf of any applicable Series, may utilize municipal bond index futures contracts for hedging purposes. The Fund's strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract. Because trading in municipal bond index futures contracts commenced only recently, the Fund's ability to utilize such contracts on behalf of a Series will be dependent upon the development and maintenance of a liquid secondary market for such contracts.

   Options. The Fund, on behalf of any applicable Series, may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of a Series of the Fund's portfolio. The Fund, on behalf of a Series, would only buy options listed on national securities exchanges. The Fund, will not purchase options on behalf of any Series if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

   A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

   The Fund, on behalf of any applicable Series, will only write covered call or covered put options. The Fund may not write covered options on behalf of a Series in an amount exceeding 20% of the value of the total assets of that Series. A call option is "covered" if the Fund, on behalf of a Series, owns the underlying security subject to the option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund, on behalf of a Series, holds a call on the same security or futures contract as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund, on behalf of a Series, in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if the Fund, on behalf of a Series, maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   If the Fund has written an option on behalf of a Series, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund, on behalf of that Series, will be unable to effect a closing purchase transaction. Similarly, if the Fund, on behalf of a Series, is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of any Series can be effected when the Fund so desires.

   A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write, on behalf of a Series, only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund, on behalf of that Series, would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

PORTFOLIO MANAGEMENT

   Each Series of the Fund may engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Investment Manager believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.

   In general, purchases and sales may also be made to restructure the portfolio in terms of average maturity, quality, coupon yield, or diversification for any one or more of the following purposes: (a) to increase income, (b) to improve portfolio quality, (c) to minimize capital depreciation, (d) to realize gains or losses, or for such other reasons as the Investment Manager deems relevant in light of economic and market conditions.

   The Fund does not generally intend to invest more than 25% of the total assets of any Series in securities of any one governmental unit. Subject to investment restriction number 2 in the Prospectus, the Fund may invest more than 25% of the total assets of any Series in private activity bonds (a certain type of tax-exempt Municipal Obligation).

   Each Series of the Fund may invest up to 10% of its total assets in obligations customarily sold to institutional investors in private transactions with the issuers thereof and other securities which may be deemed to be illiquid. Due to the limited market for certain of these securities, a Series may be unable to dispose of such securities promptly at reasonable prices. It is the current intention of each Series not to invest in such obligations.

SPECIAL INVESTMENT CONSIDERATIONS RELATING TO ARIZONA OBLIGATIONS

   Arizona's constitution limits the amount of debt payable from general tax revenues that may be contracted by the State to $350,000. However, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the State. For example, the Transportation Board of the State of Arizona Department of Transportation may issue obligations for highways which are paid from revenues generated from, among other sources, gasoline taxes.


   Arizona's constitution also restricts debt payable from general tax revenues of certain other issuers of the State. Most importantly, no county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding 6% of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (i) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and
(ii) any incorporated city or town of the State with such assent may be allowed to become indebted in up to a 20% additional amount for (a) supplying such city or town with water, artificial light, or sewers when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality and (b) the acquisition and development by such city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities. Annual property tax levies for the payment of such debt, which pursuant to applicable statutes may only be issued for limited purposes, are unlimited as to rate or amount. Other obligations may be issued by counties, cities, towns, school districts and other municipal corporations, sometimes without an election. Such obligations are payable from, among other revenue sources, project revenues, special assessments, annual budget appropriations and excise, transaction privilege and use taxes.

   Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are exempt specifically from the above-noted restrictions of the constitution and may issue obligations for limited purposes, payable from a variety of revenue sources. For example, Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a federal reclamation project and an electric system which generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue obligations payable from a number of sources.

   In 1994, the Supreme Court of Arizona ruled that the State of Arizona's statutory financing system for public education was not in compliance with the Arizona Constitution and directed the Arizona legislature (the "Legislature") to revise the statutory financing system for public education to bring it into compliance. The Supreme Court further ordered that their ruling would have prospective application only, that the system for public education should continue under existing statutes, and that bonded indebtedness incurred under the existing statutes, as long as they are in effect, is valid and enforceable. In an effort to respond to the Supreme Court's decision, in 1996 the Legislature established a school capital equity fund (the "Initial Fund") with an initial appropriation of $30 million and a subsequent appropriation of $70 million. The Initial Fund was available to school districts that meet certain established criteria. In 1997, the Supreme Court ruled that (i) the creation of the Initial Fund did not cure the State's finance system for public education and (ii) the Legislature must adopt a constitutional funding system for public education by June 30, 1998. If a constitutional funding system is not adopted by June 30, 1998, the State Superintendent of Public Instruction and State Board of Education will not be permitted to distribute funds to the school districts of the State.

   In 1997, the Legislature established the "Assistance to Build Classrooms Fund (the "ABC Fund"). The ABC Fund was designed, along with the amounts available in the Initial Fund, to assist those school districts that did not meet a minimum level of capital funding on a per student basis. A hearing was held to determine whether the legislation establishing the ABC Fund, in conjunction with the legislation providing for the Initial Fund (collectively, the "Remedial Legislation"), brought the statutory financing system of the State for public education into compliance with the State Constitution. It was ruled that it did not. A special action challenging such ruling was filed in the Supreme Court by the Governor of the State, oral arguments were heard and the Supreme Court held against the Governor. The legislation establishing the ABC Fund provided that all Remedial Legislation does not satisfy the requirements of the State Constitution and, as such, the Remedial Legislation has been so revoked.

   It is unclear whether, when or in what form the Legislature may further respond to the Supreme Court's direction to enact curative legislation or what the effect on school districts in Arizona, either adverse or beneficial, would be. No assurance can be given that the appropriate court will approve any such legislative response or that the Supreme Court will not take further action in this matter, either before or after any further legislative response. The effect of any such legislative or judicial action cannot be determined at this time.


SPECIAL INVESTMENT CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL
OBLIGATIONS

   The California Series will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Various developments regarding the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations.

   In 1978, Proposition 13, an amendment to the California Constitution, was approved, limiting real property valuation for property tax purposes and the power of local governments to increase real property tax revenues and revenues from other sources. Legislation adopted after Proposition 13 provided for assistance to local governments, including the redistribution of the then-existing surplus in the General Fund, reallocation of revenues to local governments, and assumption by the State of certain local government obligations. However, more recent legislation reduced such state assistance. There can be no assurance that any particular level of State aid to local governments will be maintained in future years. In Nordlinger v. Hahn, the United States Supreme Court upheld certain provisions of Proposition 13 against claims that it violated the equal protection clause of the Constitution.

   In 1979, an amendment was passed adding Article XIIIB to the State Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority of state and local government entities. In general, the appropriations limit is based on certain 1978-1979 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by State and local government entities. "Appropriations limit" does not include appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations.

   If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules. "Debt service" is excluded from these limitations, and is defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved [by the voters]." In addition, Article XIIIB requires the State Legislature to establish a prudent State reserve, and to require the transfer of 50% of excess revenue to the State School Fund; any amounts allocated to the State School Fund will increase the appropriations limit.

   In June 1982, the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, California death taxes. California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount by account for the effects of inflation. Decreases in State and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of state revenues to California issuers or in the ability of California issuers to pay their obligations.

   In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as tax levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by the Proposition 13 amendment, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985, be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1989, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction of the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

   In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

   In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

   In 1988, State voters approved Proposition 87, which amended Article XVI of the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or before January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

   In November 1988, California voters approved Proposition 98. This initiative requires that revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition
98. Any funds allocated to the

State School Fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.


   On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December, 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba.

   Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. Also, the county has not yet recovered from the ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In June, 1997, the Los Angeles County Board of Supervisors approved an approximately $12 billion 1997-98 budget containing measures to eliminate a $157 million deficit. The county's budgetary difficulties have continued with their effect on the 1997-1998 budget still uncertain.


   The effect of these various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

SPECIAL INVESTMENT CONSIDERATIONS RELATING TO MASSACHUSETTS MUNICIPAL
OBLIGATIONS


   Between 1982 and 1988 The Commonwealth of Massachusetts had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. Economic growth in the Commonwealth slowed from 1988 to 1992, however, as the Commonwealth experienced a significant economic slowdown, with particular deterioration in the construction, real estate, financial, insurance and manufacturing sectors, including certain high technology areas. Economic activity began to improve in 1993 and continued to improve in 1994, particularly in the construction and service sectors as well as in housing sales. Since 1995, the services and wholesale and retail trade industries have been the two largest industries by number of employees. A continued low rate of inflation is expected to keep wage growth low and allow for slow-paced positive growth in the Massachusetts economy. Unemployment (which rose to approximately 8.5% at the end of 1992) fell to 6.6% at the end of 1993 as compared to the national averages of 7.4% at the end of 1992 and 6.4% at the end of 1993. Unemployment fell an additional 2% to 6.4% at the end of fiscal 1994 as compared to the national average of 5.8%. By the end of fiscal 1995, unemployment fell even with the national average of 5.6%. The Massachusetts employment rate at the end of fiscal 1997 was 3.7%, 1% below the national rate of 4.7%.

   Growth of state tax revenues in the Commonwealth slowed considerably in fiscal 1988, fiscal 1989 and fiscal 1990, while expenditures for state programs and services increased. Fiscal 1989 and 1990 ended with budgetary deficits of $466.4 million and $1.362 billion, respectively. The Commonwealth achieved budget surpluses in each fiscal year since 1991. The Commonwealth's fiscal 1997 budgeted revenues and other sources are estimated to be approximately $18.4 billion. The Commonwealth's fiscal 1998 budgeted expenditures and other uses are estimated to be approximately $18.7 billion. On a statutory basis of accounting, budgeted funds have achieved a positive ending balance since 1993, increasing this balance from $562.5 million in fiscal year 1993 to $1.394 million in fiscal year 1997 for a cumulative improvement of $831.5 million. In 1991, Standard & Poor's and Moody's lowered their ratings of the Commonwealth's general obligation bonds from AA and Aa, respectively, to BBB and Baa, respectively, but in 1992 each raised such ratings to A and in 1993, Standard & Poor's further increased such rating to A+. From time to time, the rating agencies may further change their ratings. Currently, the Commonwealth's general obligation bonds are rated A1 and AA by Moody's and Standard & Poor's, respectively.

   The Commonwealth's fiscal 1991 budget achieved a small surplus principally as a result of a one time reimbursement claim for Federal funds available under Medicaid reimbursement programs. In fiscal 1992 and 1993, budget surpluses were achieved through appropriation and spending reductions and a significant increase in revenues attributable to tax increases and enhanced revenue collections. Fiscal 1993 and 1994 tax revenues increased to account for approximately 45% of all revenues and financing sources. Fiscal 1996 tax revenues increased to account for approximately 47.5% of all revenues and financing sources. Fiscal 1997 tax revenues accounted for 47.7%. Tax revenues for 1998 are estimated to be 2.7% above fiscal 1997.


   Growth of tax revenues in the Commonwealth is limited by law. In addition, effective July 1, 1990, limitations were placed on the amount of direct bonds (other than Fiscal Recovery Bonds and certain other limited exceptions) the Commonwealth may have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for payment of principal of and interest on general obligation debt (other than Fiscal Recovery Bonds) of the Commonwealth was limited to10 percent of such appropriation.

   Furthermore, certain of the Commonwealth's cities and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely effect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, the Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to pay debt service on their obligations.

   In Massachusetts the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2," an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property and limited the amount by which the total property taxes assessed by a city or town might increase from year to year.


   To offset shortfalls experienced by local governments as a result of the implementation of Proposition 2 1/2, the state government increased direct local aid from the 1981 level of $1.632 billion to the fiscal 1989 level of $2.9 billion; however, direct local aid dropped in fiscal 1991 and 1992 to approximately $2.6 billion and $2.3 billion, respectively. Fiscal 1993 and 1994 direct local aid increased to $2.5 billion and $2.7 billion, respectively. In fiscal 1995 and 1996, direct local aid increased to $3.0 billion and $3.3 billion, respectively. In fiscal 1997, direct local aid increased to $3.7 billion.


SPECIAL INVESTMENT CONSIDERATIONS RELATING TO MICHIGAN OBLIGATIONS


   The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Michigan and other sources that are generally available to investors including the State of Michigan Comprehensive Annual Financial Reports for the fiscal years ended September 30, 1995 and 1996. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Michigan. Such information constitutes only a brief summary, relates primarily to the State of Michigan, does not purport to include details relating to all potential issuers within the State of Michigan whose securities may be purchased by the Michigan Series and does not purport to be a complete description.


   Economy. The principal sectors of Michigan's economy are durable goods manufacturing (including automobile and office equipment manufacturing), tourism and agriculture. As reflected in historical employment figures, Michigan's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of Michigan's labor force. This figure fell to 15.8% in 1996. This was a decrease from the level of 16.4% in 1995. Moreover, manufacturing (including auto-related manufacturing) continues to be an important part of Michigan's economy. Those industries are highly cyclical and are expected to operate at somewhat less than full capacity in 1998. Historically, during periods of economic decline or slow economic growth, the cyclical nature of those industries has adversely affected the revenue streams of Michigan and its political subdivisions because it has adversely impacted certain tax sources, particularly sales taxes, income taxes and single business taxes. Income per capita in Michigan in 1996 was approximately two percent more than the national average. For the fourth consecutive year, contrary to the prior historical trend, the average annual unemployment rate for 1997 in Michigan was slightly lower than the average rate for the United States.


   Budget. The budget of Michigan is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the General Fund and special revenue funds. The budget is prepared on a basis consistent with generally accepted accounting principles. Michigan's Fiscal Year begins on October 1 and ends September 30 of the following year. Under Michigan law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the Legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year. The Michigan Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.


   Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or average thereof in the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan's Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). Michigan may raise taxes in excess of the limit in emergency situations when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

   Michigan finances its operations through its General Fund and special revenue funds. The General Fund receives revenues that are not specifically required to be included in the special revenue funds. Approximately 59% of General Fund revenues are obtained from the payment of state taxes, and approximately 41% are obtained from federal and nontax revenue sources. The majority of the revenues from state taxes are from the personal income tax, the single business tax, the use tax and the sales tax. In addition, Michigan levies various other taxes. Over two-thirds of total General Fund expenditures are made for education, the Family Independence Agency and the Department of Community Health. State support of public education consists of aid to local and intermediate school districts (which provide education to children in grades kindergarten through 12), charter schools, State universities, community colleges, and the Department of Education, which is responsible for administering a variety of programs that provide additional special purpose funding for local and intermediate school districts. The Family Independence Agency and the Department of Community Health administer economic, social and medical assistance programs in Michigan, including Medicare, Medicaid and Aid to Families with Dependent Children.

   Michigan ended fiscal years 1994-95, 1995-96 and 1996-97 with General Fund surpluses of $67.4 million, $91.3 million, and $53.3 million respectively. In fiscal years 1994-95 and 1995-96, the State of Michigan made deposits into its Counter-Cyclical Budget and Economic Stabilization Fund (BSF), those being in the amounts of $377.8 million and $150.5 million, respectively. The unreserved balances for the BSF as of the end of fiscal years 1994-95 and 1995-96, reported on a cash basis, were $1,083.4 million and $1,173.4 million respectively.

   The Michigan Legislature has adopted the budget for fiscal year 1997-98.


   Debt. The Michigan Constitution limits Michigan general obligation debt to
(i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by the State during the preceding fiscal year,
(ii) short-and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.


   Michigan has issued and has outstanding general obligation full faith and credit bonds for water resources, environmental protection program, recreation program and school loan purposes, which as of September 30, 1997 totalled approximately $655 million. In November 1988 Michigan's voters approved the issuance of $800 million of general obligation bonds for environmental protection and recreational purposes; of this amount approximately $265 million remained to be issued as of September 30, 1997.


   There are also various state authorities and special purpose agencies created by Michigan which issue bonds secured by specific revenues. Such debt is not a general obligation of Michigan.


   Litigation. Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of Michigan, substantially affect State programs or finances. Those lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care, and refund claims under Michigan taxes. The ultimate disposition and consequences of all of those proceedings were not determinable as of March 4, 1998. In an order dated June 10, 1997 and a decision rendered July 31, 1997, the Michigan Supreme Court decided, in the consolidated cases of Durant v. State of Michigan and Schmidt v. State of Michigan, that the state must pay $212 million to 84 school districts to settle litigation involving state mandates. The governor has signed legislation providing $212 million to the 84 school districts. The $212 million will be paid from the BSF. Approximately 400 other school districts have asserted similar claims. The State has proposed a settlement to these districts that will, over fifteen years beginning in the fiscal year 1998-99, total $632 million.


   Property Tax Initiatives. On March 15, 1994, Michigan voters approved a property tax and school finance reform measure known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective on January 1, 1995. Beginning in 1994, a State of Michigan property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on annual assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State's School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State of Michigan and raises additional State revenues to fund those additional State expenses. Those additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

   Ratings. As of January 22, 1997, Michigan's general obligation bonds were rated "Aa" by Moody's Investors Service, "AA" by Standard & Poor's Ratings Services and "AA" by Fitch Investors Service. To the extent that the portfolio of the Michigan Series is comprised of revenue obligations of the State of Michigan or revenue or general obligations of local governments or State or local authorities, rather than general obligations of the State of Michigan, ratings on such components of the Michigan Series will be different from those given to the general obligations of the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS

   During the mid-1970's, New York State (the "State"), some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Obligations in which the Trust invests.

NEW YORK CITY


   General. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, New York City (the "City") experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. For the 1992 fiscal year, the City closed a projected budget gap of $3.3 billion in order to achieve a balanced budget as required by the laws of the State. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in 1995 and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001, with moderate job growth and wage increases.

   For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.

   1998-2001 New York City Financial Plan. The Mayor is responsible for preparing the City's four-year financial plan including the current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan," the "Financial Plan" or "City Plan").

   The most recent quarterly modification to the City's financial plan for the 1997 fiscal year projects a balanced budget in accordance with GAAP for the 1997 fiscal year, after taking into account an increase in projected tax revenues of $1.2 billion during the 1997 fiscal year and a discretionary prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. The Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The Financial Plan includes: increased tax revenue projections; reduced debt service costs; the assumed restoration of Federal funding for programs assisting certain legal aliens; additional expenditure for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer to the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes. In addition, the Financial Plan reflects the discretionary transfer to the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include

(i) additional agency actions totaling $621 million; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.

   The Financial Plan assumes approval by the State Legislature and the Governor of a tax reduction program proposed by the City and a proposed State tax relief program. The Financial Plan also assumes (i) approval by the governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998; (ii) collection of the projected rent payments for the City's airports; and (iii) State approval of the cost containment initiatives and State aid proposed by the City for the 1998 fiscal year, and $115 million in State aid which is assumed in the Financial Plan but was not provided for in the Governor's 1997-1998 Executive budget. The Financial Plan reflects the increased costs which the City is prepared to incur as a result of welfare legislation recently enacted by Congress. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

   The City's financial plans have been the subject of extensive public comment. On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap of $5.6 billion in the 2000-2001 State fiscal year and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

   The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that the State budgets will be adopted by the April 1 statutory deadline or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

   The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include: the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporations and the Board of Education to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

   Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.9 billion of general obligation bonds and $7.1 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

   The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

   Ratings. On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A-to BBB+ and removed City bonds from CreditWatch. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. Moody's rating for City general obligation bonds is Baa1. On July 17, 1997, Moody's changed its outlook on City bonds to positive from stable. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds.

    Outstanding Indebtedness. As of September 30, 1997, the City and the Municipal Assistance Corporation for the City of New York had, respectively, approximately $26.180 billion and $3.717 billion of outstanding net long-term debt.


   Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1996 and 1995, claims in excess of $380 billion and $311 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $2.8 billion and $2.5 billion, respectively.

NEW YORK STATE


   Recent Developments. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

   The 1997-1998 New York State Financial Plan (the "State Plan") is partly based on the forecast that the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.


   The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


   The 1997-98 Fiscal Year. The State's General Fund (the major operating fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1997-978 fiscal year. Total projected General Fund receipts and transfers from other funds are projected at $35.09 billion, an increase of $2.05 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the total disbursed in the prior fiscal year.

   New York Local Government Assistance Corporation. In 1990, as part of a state fiscal reform program, legislation was enacted creating the New York Loan Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation empowered LGAC to issue bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded.

   As of June 30, 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of the borrowings together with the availability of certain cash reserves is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.


   Composition of State Cash Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include: (i) the General Fund, which receives all income not required by law to be deposited in another fund; (ii) Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; (iii) Capital Projects Funds, used to finance the acquisition, construction and rehabilitation of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and (iv) Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.


   Authorities. The fiscal stability of the State is related to the fiscal stability of its public authorities (i.e. public benefit corporations created pursuant to State law, other than local authorities), which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. The State's public authorities ("Authorities") are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1996, there were 17 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $75.4 billion, only a portion of which constitutes State-supported or State-related debt.


   Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls and rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to

Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.


   Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A-and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on August 5, 1996, confirmed its A-rating. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A-to A and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's Investors Service reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 26, 1996, Moody's Investors Service reconfirmed its A rating on the State's general obligation long-term indebtedness. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the New York Fund invests.

   General Obligation Debt. As of March 31, 1997, the State had outstanding approximately $5.03 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1996-97 fiscal year and are estimated to be $720.9 million for the State's 1997-98 fiscal year.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1997-1998 fiscal year or thereafter.

   The State believes that the 1997-1998 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-97 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential State Plan reserves available for the payment of judgements and, therefore, could affect the ability of the State to maintain a balanced 1997-1998 State Plan. The General Purpose Financial Statements for the 1996-1997 fiscal year report estimated probable awarded and anticipated unfavorable judgements of $364 million, of which $134 million is expected to be paid during the 1997-1998 fiscal year.

   In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1997-98 fiscal year or thereafter.

   Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1997-98 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-98 fiscal year.


   For example, fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

SPECIAL INVESTMENT CONSIDERATIONS RELATING TO PENNSYLVANIA MUNICIPAL
OBLIGATIONS

   The Prospectus sets forth certain general socio-economic and economic information regarding the Commonwealth. The following information, which is based principally on information drawn from recent Official Statements relating to securities offerings by the Commonwealth, provides additional information regarding certain Pennsylvania issuers of investment securities.

STATE AND CERTAIN STATE-RELATED OBLIGATIONS

   The Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects, subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation note debt payable in the fiscal year of issuance. All debt except tax anticipation note debt must be amortized in substantial and regular amounts.

   The Commonwealth may incur debt to fund capital projects for community colleges, highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and the Pennsylvania Industrial Development Authority. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years' capital budget bills. Capital projects debt is subject to a Constitutional limit on debt. Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with two of the Issuing Officials (the Governor, the Auditor General and the State Treasurer), one of whom must be the Governor.

   The issuance of electorate approved debt is subject to the enactment of legislation which places on the ballot the question of whether debt shall be incurred. Such legislation must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. All such authorizing legislation to date has given issuance authority to two of the Issuing Officials, one of whom must be the Governor.


   Outstanding general obligation debt totaled $4,795 million at June 30, 1997, a decrease of $261 million from June 30, 1996. Over the 10-year period ending June 30, 1997, total outstanding general obligation debt increased at an annual rate of 0.5 percent. Within the most recent 5-year period, outstanding general obligation debt has decreased at an annual rate of 0.3 percent.


   Certain state-created agencies have statutory authorization to incur debt for which state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. These agencies, their purposes and their outstanding debt are as follows:


   Delaware River Joint Toll Bridge Commission ("DRJTBC"): The DRJTBC, a public corporation of the Commonwealth and New Jersey, owns and operates bridges across the Delaware River. Debt service on bonds is paid from tolls and other revenues of the Commission. The DRJTBC had $53.9 million in bonds outstanding as of June 30, 1997.

   Delaware River Port Authority ("DRPA"): The DRPA, a public corporation of the Commonwealth and New Jersey, operates several toll bridges over the Delaware River and promotes the use of the Philadelphia-Camden port. Debt service on bonds is paid from toll revenues and other revenues pledged by DRPA to repayment of bonds. The DRPA had $512.0 million in revenue bond debt outstanding on June 30, 1997.

   Pennsylvania Economic Development Financing Authority ("PEDFA"): The PEDFA was created in 1987 to offer pooled bond issues for both taxable and tax-exempt bonds on behalf of local industrial and commercial development authorities for economic development projects. Bonds may be secured by loan repayments and all other revenues of the PEDFA. The PEDFA had $1,070.8 million of debt outstanding as of June 30, 1997.

   Pennsylvania Energy Development Authority ("PEDA"): The PEDA was created in 1982 to finance energy research projects, demonstration projects promoting the production or conservation of energy and the promotion, utilization and transportation of Pennsylvania energy resources. The authority's funding is from appropriations and project revenues. Debt service on bonds is paid from project revenues and other revenues pledged by PEDA to repayment of bonds. The PEDA had $118.0 million in bonds outstanding as of June 30, 1997.

   Pennsylvania Higher Education Assistance Agency ("PHEAA"): The PHEAA makes or guarantees student loans to students or parents, or to lending institutions or postsecondary institutions. Debt service on the bonds is paid by loan interest and repayments and other agency revenues. The PHEAA had $1,536.7 million in bonds outstanding as of June 30, 1997.

   Pennsylvania Higher Education Facilities Authority ("PHEFA"): The PHEFA is a public corporation of the Commonwealth established to finance college facilities. As of June 30, 1997, the PHEFA had $2,773.7 million in revenue bonds and notes outstanding payable from the lease rentals or loan repayments of the projects financed. Some of the lessees or borrowers, although private institutions, receive grants and subsidies from the Commonwealth.

   Pennsylvania Industrial Development Authority ("PIDA"): The PIDA is a public corporation of the Commonwealth established for the purpose of financing economic development. The PIDA had $409.5 million in revenue bond debt outstanding on June 30, 1997, to which all of its revenues are pledged.

   Pennsylvania Turnpike Commission ("PTC"): The PTC operates the
Pennsylvania Turnpike System ("System"). Its outstanding indebtedness, $1,198.5 million as of June 30, 1996, is payable from the net revenues of the System, primarily toll revenues and rentals from leases and concessions.

   Pennsylvania Infrastructure Investment Authority ("PIIA"): The PIIA was created in 1988 to provide low interest rate loans and grants for the purpose of constructing new and improving existing water supply and sewage disposal systems to protect the health and safety of the citizens of the Commonwealth and to promote economic development within the Commonwealth. Loans and grants are available to local governments and, in certain circumstances, to private companies. The PIIA bonds are secured by principal repayments and interest payments on PIIA loans. The PIIA had $205.9 million revenue bonds outstanding as of June 30, 1997.

   Philadelphia Regional Port Authority ("PRPA"). The PRPA was created in 1989 for the purpose of acquiring and operating port facilities in Bucks and Delaware Counties, and the City of Philadelphia. Debt service on the bonds is paid by a pledge of the PRPA's revenues, rentals and receipts. The PRPA had $61.1 million in bonds outstanding as of June 30, 1997.

   State Public School Building Authority ("SPSBA"): The SPSBA finances public school projects. Bonds issued by the SPSBA are supported by the lease rental payments or loan repayments made to the SPSBA by local school districts and the sponsors of community colleges. A portion of the funds appropriated annually by the Commonwealth as aid to local school districts may be used by them to pay such lease rental payments or loan repayments. The SPSBA had $316.0 million of revenue bonds outstanding on June 30, 1997.


"MORAL OBLIGATIONS"

   Pennsylvania Housing Finance Agency ("PHFA"): The PHFA is a state-created agency which provides financing for housing for lower and moderate income families in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. The statute creating PHFA provides that if there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the Governor, upon notification from the PHFA, shall place in the budget of the Commonwealth for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget as finally adopted by the General Assembly may or may not include the amount so placed therein by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. As of June 30, 1997, PHFA had $2,482.0 million of revenue bonds outstanding.


   The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospitals Authority"): The Hospitals Authority is a municipal authority organized by the City of Philadelphia (the "City") to, inter alia, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. On August 26, 1986, the Hospitals Authority issued $20.4 million of bonds which were refunded in 1993 by a $21.1 million bond issue of the Hospitals Authority (the "Hospitals Authority Bonds") for such facilities for the City. The Hospitals Authority Bonds are secured by leases with the City payable only from project revenues and a debt service reserve fund. The Commonwealth's Department of Public Welfare ("DPW") has agreed with the Hospitals Authority to request in DPW's annual budget submission to the Governor, an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for the Hospitals Authority Bonds. The budget as finally adopted may or may not include the amount requested. If funds are paid to the Hospitals Authority, DPW will obtain certain rights in the property financed with the Hospitals Authority Bonds in return for such payment.


   In response to a delay in the availability of billable beds and the revenues from these beds to pay debt service on the Hospitals Authority Bonds, PHFA agreed in June 1989 to provide a $2.2 million low-interest loan to the Hospitals Authority. The loan enabled the Hospitals Authority to make all debt service payments on the Hospitals Authority Bonds during 1990. Enough beds were completed in 1991 to provide sufficient revenues to the Hospitals Authority to meet its debt service payments and to begin repaying the loan from PHFA. According to the Hospitals Authority, as of June 30, 1997, $1.49 million of the loan principal was outstanding. DPW has agreed that the additional costs arising from the PHFA loan will be reimbursed as necessary and reasonable costs of the project.


LOCAL GOVERNMENTAL UNIT AND RELATED AUTHORITY OBLIGATIONS

   Various state statutes authorize local units of government (counties, cities, school districts and the like) to issue general obligations and revenue obligations, subject to compliance with the requirements of such statutes. In addition, various statutes permit local government units to organize authorities having the power to issue obligations which are not subject to debt limits that may be applicable to the organizing governmental unit and which are payable from assets of or revenues derived from projects financed by such authorities. Such authorities include parking authorities, industrial development authorities, redevelopment authorities, transportation authorities, water and sewer authorities, and authorities to undertake projects for institutions of higher education and health care. Such obligations may generally be affected by adverse changes in the economy of the area in which such local government units or projects financed by them or by authorities created by them are located, by changes in applicable federal, state or local law or regulation, or by changes in levels of federal, state or local appropriations, grants or subsidies to the extent such appropriations, grants or subsidies directly or indirectly affect revenues of such issuers.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund, on behalf of each Series, as fundamental policies, which may not be changed without the vote of a majority of the outstanding voting securities of each Series, as defined in the Act. Such a majority is defined as the lesser of
(a) 67% of the shares of that Series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of that Series are present or represented by proxy or (b) more than 50% of the outstanding shares of that Series. For purposes of the following restrictions and those recited in the Prospectus: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the securities guaranteed by separate entities will be considered a separate security; (b) a "taxable security" is any security the interest on which is subject to regular federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund, on behalf of any Series, may not:

     1. Invest in common stock.


     2. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


     3. Purchase or sell real estate or interests therein (including limited Partnership interests), although it may purchase securities secured by real estate or interests therein.

     4. Purchase or sell commodities except that the Fund, on behalf of each Series, may purchase financial futures contracts and related options in accordance with procedures adopted by the Trustees described in its Prospectus and Statement of Additional Information.

     5. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     6. Write, purchase or sell puts, calls, or combinations thereof except options on futures contracts or options on debt securities.

     7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     8. Borrow money, except that the Fund, on behalf of any Series, may borrow from a bank for temporary or emergency purposes in amounts up to 5% (taken at the lower of cost or current value) of the value of the total assets of the Series (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any senior securities then outstanding).

     9. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security as set forth in restriction 10.)

     10. Issue senior securities as defined in the Act except insofar as the Fund, on behalf of any Series, may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or
    (c) borrowing money in accordance with restrictions described above.

     11. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

     12. Make short sales of securities.

     13. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. The deposit or payment by the Fund, on behalf of any Series, of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     14. Engage in the underwriting of securities, except insofar as the Fund, on behalf of any Series, may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     15. Invest for the purpose of exercising control or management of any other issuer.


   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------


   The Investment Manager is responsible for decisions to buy and sell securities and commodities for each Series of the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities for each Series will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund, on behalf of each Series, may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. For the fiscal years ended November 30, 1995, 1996 and 1997, the Fund paid no brokerage commissions.


   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinion of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

   The policy of the Fund, regarding purchases and sales of securities for each Series' portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not, in every case, benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund will not reduce the management fee each Series pays to the Investment Manager by any amount that may be attributable to the value of such services.

   Pursuant to an order of the Securities and Exchange Commission, the Fund, on behalf of each Series, may effect principal transactions in certain money market instruments with DWR. The Fund, on behalf of each Series, will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


   Consistent with the policy described above, brokerage transactions in securities and commodities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan

Stanley & Co. Incorporated and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect portfolio transactions for each Series of the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal year ended November 30, 1997, the Fund paid no brokerage commissions to DWR.


PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------


   As discussed in the Prospectus, the Fund offers its shares for sale to the public through Dean Witter Distributors Inc. (the "Distributor"). The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization, sells shares of each Series of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on April 24, 1997, the current Distribution Agreement appointing the Distributor exclusive Distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board. The current Distribution Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. and is substantially identical to the Fund's prior Distribution Agreement except for its dates of effectiveness and termination.


   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor will also pay certain expenses in connection with the distribution of the shares of each Series of the Fund, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also will bear the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"). The Plan was approved by the Trustees on December 11, 1990, and by DWR as the Fund's then sole shareholder on December 26, 1990, whereupon the Plan went into effect. With respect to the Arizona Series, the Plan was initially approved by the Trustees on April 16, 1991. The Plan was approved by the shareholders of each Series of the Fund at a Special Meeting of shareholders on June 24, 1992 and on January 12, 1993. The vote of the Trustees, which was cast in person at a meeting called for the purpose of voting on such Plan, included a majority of the Trustees who are not and were not at the time of their voting interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from DWR and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund.


   At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses including personal services to shareholders and/or maintenance of shareholder accounts.

   The Fund is authorized to reimburse the Distributor for specific expenses the distributor incurs or plans to incur in promoting the distribution of the Fund's shares. Reimbursement is made through at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the average daily net assets of the shares of each Series of the Fund during the month. Such payment is treated by each Series of the Fund as an expense in the year it is accrued. No interest or other financing charges, if any, incurred on any distribution expenses will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to account executives may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.

   The Distributor has informed the Fund that the fee payable by the Fund each year pursuant to the Plan not to exceed to 0.15% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The fee is a payment made for personal service and/or the maintenance of shareholder accounts.


   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


   The Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series, accrued a total of $62,891, $158,154, $98,410, $21,550, $29,218, $13,431, $61,763, $19,193, $28,294 and
$64,808, respectively pursuant to the Plan of Distribution for the fiscal year ended November 30, 1996. Such payment amounted to an annual rate of 0.14 of 1% of the average daily net assets of the Arizona Series, Massachusetts Series, New Jersey Series and Ohio Series and, 0.15% of the daily net assets of the California Series, Florida Series, Michigan Series, Minnesota Series, New York Series and Pennsylvania Series. It is estimated that the amount paid by the Fund for distribution was for expenses which relate to compensation of sales personnel and associated overhead expenses. The Distributor has informed the Fund that it received sales charges on sales of the Fund's shares in the approximate amounts of $1,341,329, $1,324,657, and $912,113, for the fiscal years ended 1995, 1996 and 1997, respectively.

   The Plan had an initial term ending April 30, 1991 and will continue in effect, from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. At their meeting held on April 24, 1997, the Trustees approved the most recent continuation of the Plan until April 30, 1998. At that meeting, the Trustees, including a majority of the Independent 12b-1 Trustees, also approved certain technical amendments to the Plan in connection with recent amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of Fair Practice. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated: (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided herein. An amendment to increase materially the maximum amount authorized to be spent under the Plan and Agreement on behalf of any Series must be approved by the shareholders of such Series, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated on behalf of any Series at any time, without payment of any penalty, by vote of the holders of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of such Series (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. The authority to make reimbursement payments to the Distributor automatically terminates in the event of an assignment (as defined in the Act); however the Trustees' authority under the Plan to utilize its assets to finance the distribution of its shares would continue. After such an assignment, the Fund's authority to make payments to its Distributor would resume, subject to certain conditions. So long as the Plan is in effect, the selection or nomination of the Independent 12b-1 Trustees is committed to the discretion of the Independent 12b-1 Trustees.


   Under the Plan, the Distributor provides each Series of the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each fiscal quarter, a written report regarding the incremental distribution expenses incurred by the Distributor on behalf of each Series of the Fund during such fiscal quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by each Series of the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, had any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor or certain of its employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

REDUCED SALES CHARGES


   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefiting from the reduced sales charges available for purchases of shares of any Series of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds shares of one or more Series of the Fund, Class A shares of any open-end Dean Witter Funds that are multiple class funds ("Dean

Witter Multi-Class Funds") and shares of Dean Witter Hawaii Municipal Trust ("Hawaii Municipal"), a Dean Witter Fund sold with a front-end sales charge, having a current value of $5,000, and purchases $20,000 of additional shares of any Series of the Fund, the sales charge applicable to the $20,000 purchase would be 3.5% of the offering price.

   The Distributor must be notified by the dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or the shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.


   Letter of Intent. As discussed in the prospectus under the caption "Reduced Sales Charges," reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of any Series of the Fund from the Distributor or from a single dealer which has entered into a Selected Dealer Agreement with the Distributor.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.


   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales in the same manner as set forth above under Right of Accumulation, but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of shares of any Series owned by the investor or any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of any Series of the Fund and shares of any other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of any Series owned by the investor. However, the purchase of shares of any other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.


   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

DETERMINATION OF NET ASSET VALUE

   As discussed in the Prospectus, portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for each Series of the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for each Series are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities.

   As stated in the Prospectus, short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


   The net asset value per share of each Series will not be determined on such federal and non-federal holidays as are observed by the New York Stock Exchange. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of any Series of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Fund's Transfer Agent, Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or another selected broker-dealer.

   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at net asset value (without sales charge), next determined by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of any Series of the Fund having a minimum value of $10,000 based upon the then current offering price. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Systematic Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Multi-State Municipal Series Trust (include name of Series), directly to the Fund's Transfer Agent. After deduction of the applicable sales charge, the balance will be applied to the purchase of shares of the respective Series at the net asset value per share of that Series next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE


   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of any Series of the Fund may exchange their shares for shares of any other Series of the Fund, for shares of Hawaii Municipal and for Class A shares of Dean Witter Multi-Class Funds without the imposition of an exchange fee. Shares of the Fund may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no holding period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes and applicable state income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Shares of the Fund, Hawaii Municipal or any Exchange Fund acquired in exchange for Class A shares of a Dean Witter Multi-Class Fund are subject to the contingent deferred sales charge applicable to the Class A shares of the Dean Witter Multi-Class Fund, if any, upon redemption of the shares of the Fund, Hawaii Municipal or the Exchange Fund (see the prospectus of the Dean Witter Multi-Class Fund for a description of such charge and the manner in which it is calculated).


   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   With respect to the repurchase of shares of any Series of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. The Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for Dean Witter Short-Term U.S. Treasury Trust is $10,000, although that fund, in its discretion, may accept initial investments of as low as $5,000. The minimum initial investment is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of an Exchange Fund, pursuant to this Exchange Privilege and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
------------------------------------------------------------------------------

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term "good order" means that the share certificate, if any, and request for redemption, are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (nor more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin accounts.


   Involuntary Redemption. As described in the Prospectus, due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose shares have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than $100 and allow him or her 60 days to make an additional investment in an amount which will increase the value of his or her account to $100 or more before the redemption is processed.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Series of the Fund held by the shareholder at the net asset value (without sales charge) next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax and state income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and state personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As stated in the Prospectus, each Series of the Fund intends to distribute substantially all of its net investment income and all of its net short-term capital gains, if any, and will determine whether to retain all or part of any net long-term capital gains for reinvestment. If any such gains are retained, each Series of the Fund will pay federal income tax thereon, and will notify shareholders that following such election by that Series, the shareholders of that Series will be required to include such undistributed gains in determining their taxable income and may claim their share of the tax paid by that Series as a credit against their individual federal income tax (but not the personal income tax of a particular state).

   As discussed in the Prospectus, each Series of the Fund may invest a portion of its assets in certain "private activity bonds" issued after August 7, 1986. As a result, a portion of the exempt-interest dividends paid by each Series of the Fund may be an item of tax preference to shareholders subject to the federal alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

   Each shareholder will be sent a summary of his or her account, at least quarterly, including information as to reinvested dividends and capital gains distributions. Share certificates for dividends or distributions will not be issued unless a shareholder requests in writing that a certificate be issued for a specific number of shares.

   In computing interest income, each Series of the Fund will amortize any premiums and original issue discounts on securities owned. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

   Gains or losses on the sales of securities by each Series of the Fund will be long-term capital gains or losses if the securities have been held by a Series for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses. Gains and losses on the sale, expiration or other termination of options on securities will generally be treated as gains and losses from the sale of securities. Pursuant to present federal income tax laws, futures contracts held by each Series of the Fund at the end of each fiscal year will be required to be "marked to market", that is, treated as having been sold at their fair market value at such date. Sixty percent of any gain or loss recognized on these deemed sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Gains or losses from options on futures and options on debt instruments will also generally be treated as part short-term and part long-term capital gains or losses, unless such gains or losses were incurred as part of a securities "straddle," in which case the appropriate straddle rules of the Internal Revenue Code (the "Code") would apply.


   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthens the required holding period to obtain the lower rate from more than 12 months to more than 18 months. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.


   Each Series of the Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Code. If so qualified, each Series will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.

   One of the requirements for regulated investment company status is that at least 90% of a fund's gross income be derived from dividends, interest, gains from the sale or other disposition of securities and certain other related income. Another requirement for regulated investment company status is that less than 30% of a fund's gross income can be derived from gains from the sale or other disposition of securities held less than three months. Accordingly, each Series of the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. Each Series of the Fund may also be restricted in its ability to engage in transactions involving futures contracts.

   As discussed in the Prospectus, each Series of the Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by any Series which consists of interest received by that Series on tax-exempt securities upon which the shareholder incurs no federal income taxes (apart from any possible application of the alternative minimum tax).

   Within 60 days after the end of its calendar year, the Fund will mail to shareholders of each Series a statement indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference, and to what extent the taxable portion is long-term capital gain, short-term capital gain or ordinary income. These percentages should be applied uniformly to all monthly distributions made during the fiscal year to determine the proportion of dividends that is tax-exempt. The percentages may differ from the percentage of tax-exempt dividend distributions for any particular month.

   Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term gains, regardless of how long the shareholder has held Fund shares of any Series and whether the distribution is received in additional shares or in cash. Since each Series' income is expected to be derived entirely from interest rather than dividends, none of such dividend distributions will be eligible for the 70% dividends received deduction generally available to corporations. Net long-term capital gains distributions are not eligible for the dividends received deduction.

   Any loss on the sale or exchange of shares of any Series of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividends paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding period. If a shareholder receives a distribution that is taxed as long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution.


   Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Series of the Fund is not deductible to the extent allocable to exempt-interest dividends of that Series of the Fund (which allocation does not take into account capital gain dividends of that Series of the Fund). Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of any Series of the Fund. "Substantial user" is defined generally by Income Tax Regulation Section 1.103-11 (b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

   Federal Income Tax Status. At November 30, 1997, each Series had the following net capital loss carryovers to offset future gains to the extent provided by regulations: Arizona Series -approximately $116,700 of which $6,700 will be available through November 30, 2002 and $110,000 through November 30, 2005; California Series -approximately $451,400 of which
$76,900 will be available through November 30, 2002, $247,100 through November 30, 2003, $52,900 through November 30, 2004, and $74,500 through November 30, 2005; Florida Series -approximately $79,700 of which $35,000 will be available through November 30, 2002 and $44,700 through November 30, 2005; Michigan Series -approximately $14,000 of which $8,400 will be available through November 30, 2002 and $5,600 through November 30, 2005; Minnesota Series --approximately $81,400 of which $32,000 will be available through November 30, 2002, $24,300 through November 30, 2003, $20,300 through November 30, 2004 and $4,800 through November 30, 2005; New Jersey Series -- approximately $5,200 which will be available through November 30, 2003; New York Series -approximately $13,300 which will be available through November 30, 2004; Ohio Series -approximately $170,200 of which $158,100 will be available through November 30, 2002 and $12,100 through November 30, 2005. To the extent that these net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by each Series of the Fund could be affected. In such event, the Fund would re-evaluate its investment objective and policies.

   Any dividends or capital gains distributions received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions are, and some portion of the dividends may be, subject to income tax. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of taxable dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   The foregoing relates to federal income taxation in effect as of the date of the Prospectus.

   The Fund is organized as a Massachusetts business trust. Under current law, so long as it qualifies as a "regulated investment company" under the Internal Revenue Code, the Fund itself is not liable for any income or franchise tax in The Commonwealth of Massachusetts.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   As discussed in the Prospectus, from time to time each Series of the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. The yield of each Series is calculated for any 30-day period as follows: the amount of interest income for each security in a particular Series' portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Series' gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share of that Series on the last day of the period multiplied by the average number of the Series' shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30 day period ended November 30, 1997, the yields, calculated pursuant to the formula described above, for the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series were 4.12%, 4.28%, 4.23%, 4.37%, 4.24%, 4.04%, 4.40%,
4.20%, 4.38% and 4.28% respectively.


   To determine interest income from debt obligations, a yield-to-maturity, expressed as a percentage, is determined for obligations held at the beginning of the period, based on the current market value of the security plus accrued interest, generally as of the end of the month preceding the 30-day period, or, for obligations purchased during the period, based on the cost of the security (including accrued interest). The yield-to-maturity is multiplied by the market value (plus accrued interest) for each security and the result is divided by 360 and multiplied by 30 days or the number of days the security was held during the period, if less. Modifications are made for determining yield-to-maturity on certain tax-exempt securities.


   Each Series of the Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of the quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The tax-equivalent yield for the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series based upon a combined Federal and respective State personal income tax bracket of 42.73%, 45.22%, 39.60%, 46.84%, 42.26%, 44.73%, 43.45%, 43.74%, 43.94% and 41.29% respectively for the 30 day period ended November 30, 1997, were 7.19%, 7.81%, 7.00%, 8.22%,
7.34%, 7.31%, 7.78%, 7.47%, 7.81% and 7.29% respectively, based upon the respective yields quoted above.


   Each Series' "average annual total return" represents an annualization of that Series' total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.


   The average annual total returns of the Arizona Series, California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series for the fiscal year ended November 30, 1997, for the five years ended November 30, 1997 and for the period January 15, 1991 (commencement of operations) (May 1, 1991 for the Arizona Series) through November 30, 1997 were:



                                                                AVERAGE ANNUAL
                                                                 TOTAL RETURN
                                                                  FOR PERIOD
                                                                     FROM
                         AVERAGE ANNUAL      AVERAGE ANNUAL      COMMENCEMENT
                        TOTAL RETURN FOR    TOTAL RETURN FOR     OF OPERATIONS
                        FISCAL YEAR ENDED   FIVE YEARS ENDED        THROUGH
SERIES                 NOVEMBER 30, 1997   NOVEMBER 30, 1997   NOVEMBER 30, 1997
--------------------   -----------------   ----------------    ----------------
Arizona Series.......         1.42%               5.53%              6.73%
California Series ...         2.29%               6.21%              7.49%
Florida Series.......         1.86%               5.87%              7.13%
Massachusetts
 Series..............         2.41%               6.25%              7.59%
Michigan Series......         2.26%               6.01%              7.45%
Minnesota Series ....         1.53%               5.85%              6.77%
New Jersey Series ...         2.71%               5.86%              7.29%
New York Series......         2.78%               6.23%              7.58%
Ohio Series..........         2.40%               6.19%              7.33%
Pennsylvania Series .         2.26%               5.98%              7.28%



   During the period January 15, 1991 through November 30, 1997, the Investment Manager assumed certain expenses and waived the compensation provided for in its Management Agreement with respect to each Series of the Fund and during specific time periods within this period with respect to only the Massachusetts Series, Michigan Series, Minnesota Series, New York Series and Ohio Series. Had each such Series borne these expenses and paid these fees, the average annual total returns for the fiscal year ended November 30, 1997, for the five years ended November 30, 1997 and for the period January 15, 1991 through November 30, 1997 would have been:



                                                                        AVERAGE ANNUAL
                                                                         TOTAL RETURN
                                                                       (WITHOUT WAIVER)
                                                                         FOR PERIOD OF
                           AVERAGE ANNUAL          AVERAGE ANNUAL       COMMENCEMENT OF
                            TOTAL RETURN            TOTAL RETURN          OPERATIONS
                          (WITHOUT WAIVER)        (WITHOUT WAIVER)          THROUGH
                        FOR FISCAL YEAR ENDED   FOR FIVE YEARS ENDED     NOVEMBER 30,
SERIES                    NOVEMBER 30, 1997      NOVEMBER 30, 1997           1997
--------------------   ---------------------   --------------------    ----------------
Massachusetts
 Series..............           2.41%                   5.94%                7.25%
Michigan Series......           2.26%                   5.77%                7.16%
Minnesota Series ....           1.53%                   5.35%                6.24%
New York Series......           2.78%                   5.88%                7.18%
Ohio Series..........           2.40%                   5.92%                7.01%


   In addition to the foregoing, each Series of the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge. In addition, each Series of the Fund may also compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result.


   Based on the foregoing calculation, the total returns (without deduction for applicable sales charge) for the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series for the fiscal year ended November 30, 1997, for the five years ended November 30, 1997 and for the period January 15, 1991 (May 1, 1991 for the Arizona Series) through November 30, 1997 were:



                                                    TOTAL RETURN               TOTAL RETURN
                            TOTAL RETURN         (WITHOUT DEDUCTION       (WITHOUT DEDUCTION FOR
                        (WITHOUT DEDUCTION OF            FOR                   SALES CHARGE)
                            SALES CHARGE)           SALES CHARGE)       FOR PERIOD OF COMMENCEMENT
                        FOR FISCAL YEAR ENDED   FOR FIVE YEARS ENDED       OF OPERATIONS THROUGH
SERIES                    NOVEMBER 30, 1997       NOVEMBER 30, 1997          NOVEMBER 30, 1997
--------------------   ---------------------   ---------------------    --------------------------
Arizona Series.......           5.64%                   6.39%                      7.39%
California Series ...           6.55%                   7.08%                      8.13%
Florida Series.......           6.10%                   6.74%                      7.77%
Massachusetts
 Series..............           6.68%                   7.12%                      8.23%
Michigan Series......           6.52%                   6.87%                      8.09%
Minnesota Series ....           5.76%                   6.72%                      7.41%
New Jersey Series ...           6.99%                   6.72%                      7.93%
New York Series......           7.06%                   7.10%                      8.22%
Ohio Series..........           6.67%                   7.06%                      7.97%
Pennsylvania Series .           6.53%                   6.85%                      7.92%



   In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for the fiscal year ended November 30, 1997, for the five years ended November 30, 1997 and for the period January 15, 1991 (May 1, 1991 for the Arizona Series) through November 30, 1997 were:



                                                                              TOTAL RETURN
                                                                       FOR PERIOD OF COMMENCEMENT
                            TOTAL RETURN            TOTAL RETURN              OF OPERATIONS
                        FOR FISCAL YEAR ENDED   FOR FIVE YEARS ENDED             THROUGH
SERIES                    NOVEMBER 30, 1997      NOVEMBER 30, 1997          NOVEMBER 30, 1997
--------------------   ---------------------   --------------------    --------------------------
Arizona Series.......           5.64%                  36.31%                     59.98%
California Series ...           6.55%                  40.80%                     71.18%
Florida Series.......           6.10%                  38.57%                     67.28%
Massachusetts
 Series..............           6.68%                  41.02%                     72.27%
Michigan Series......           6.52%                  39.43%                     70.72%
Minnesota Series ....           5.76%                  38.42%                     63.43%
New Jersey Series ...           6.99%                  38.46%                     68.94%
New York Series......           7.06%                  40.89%                     72.15%
Ohio Series..........           6.67%                  40.68%                     69.37%
Pennsylvania Series .           6.53%                  39.28%                     68.88%

   The Fund may also advertise the growth of the hypothetical investments of $10,000, $50,000 and $100,000 in shares of any Series of the Fund by adding 1 to the respective Series' aggregate total return to date and multiplying by $9,600, $48,375 or $97,250 ($10,000, $50,000 or $100,000 adjusted for a 4.0%,
3.25% and 2.75% sales charge). Investments of $10,000 adjusted for a 4.0% sales charge in the Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series at inception would have grown to the following amounts:


                            INVESTMENT AT COMMENCEMENT
                                 OF OPERATIONS OF
                       -----------------------------------
SERIES                   $10,000     $50,000     $100,000
--------------------   ---------   ---------    ----------
Arizona Series.......    $15,358     $77,390     $155,581
California Series ...    $16,433     $82,808     $166,473
Florida Series.......    $16,059     $80,922     $162,680
Massachusetts
 Series..............    $16,538     $83,336     $167,533
Michigan Series......    $16,389     $82,586     $166,025
Minnesota Series ....    $15,689     $79,059     $158,936
New Jersey Series ...    $16,218     $81,725     $164,294
New York Series......    $16,526     $83,278     $167,416
Ohio Series..........    $16,260     $81,933     $164,712
Pennsylvania Series .    $16,212     $81,696     $164,236


   Each Series of the Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

SHARES OF THE FUND
-----------------------------------------------------------------------------

   Shareholders of each Series of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the Shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). However, the Trustees have not presently authorized any such additional series or classes of shares.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust con cerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any Fund cash balances with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such balances may at times be substantial.


   Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07302 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions of Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and distributions and reinvesting dividends and distributions, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, Dean Witter Trust FSB receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
   Price Waterhouse LLP serves as the independent accountants of the Fund.
The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------


   The Fund, on behalf of each Series, will send to shareholders, at least semi-annually, reports showing each Series' portfolio and other information. An annual report, containing financial statements audited by independent accountants, together with their report thereon, will be sent to shareholders each year.

   The Fund's fiscal year ends on November 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Trustees.

VALIDITY OF SHARES OF BENEFICIAL INTEREST
------------------------------------------------------------------------------

   The validity of shares offered by the Prospectus will be passed upon for the Fund by Barry Fink, Esq., who is an officer and General Counsel of the Investment Manager and an officer and General Counsel of the Fund.


LEGAL COUNSEL
------------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
------------------------------------------------------------------------------

   The financial statements of the Fund for the fiscal year ended November 30, 1997 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
------------------------------------------------------------------------------
   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX
-----------------------------------------------------------------------------

RATINGS OF INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                            MUNICIPAL BOND RATINGS

 Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       Bonds which are rated Aa are judged to be of high quality by all standards.
         Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa      Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba       Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca       Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C        Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Rating: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            MUNICIPAL NOTE RATINGS

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniabale strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                       VARIABLE RATE DEMAND OBLIGATIONS

   A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                            MUNICIPAL BOND RATINGS

   A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA      Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
         Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

                               54

A        Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB      Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

         Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB       Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B        Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC      Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C        The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.

Cl       The rating "Cl" is reserved for income bonds on which no interest is being paid.

D        Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR       Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

         The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.


                            MUNICIPAL NOTE RATINGS

   Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

   SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

   SP-2 denotes a satisfactory capacity to pay principal and interest.

   SP-3 denotes a speculative capacity to pay principal and interest.

                           COMMERICAL PAPER RATINGS

   Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payments is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- ARIZONA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997


 PRINCIPAL
 AMOUNT (IN                                                                      COUPON     MATURITY
 THOUSANDS)                                                                       RATE        DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             ARIZONA TAX-EXEMPT MUNICIPAL BONDS (93.9%)
             General Obligation (12.7%)
   $  200    Chandler, Sierra Vista Refg Ser 1991 (FGIC) .....................   7.00 %     07/01/12     $  218,106
    1,000    Paradise Valley Unified School District #69, Ser B 1995 (MBIA) ..   5.25       07/01/15      1,006,820
             Phoenix,
      500     Refg Ser 1993 A ................................................   5.25       07/01/12        507,160
    1,550     Refg Ser 1992 ..................................................   6.375      07/01/13      1,696,583
      750    Tucson, Refg Ser 1995 (FGIC) ....................................   5.50       07/01/12        780,000
    1,000    Tucson Unified School District #1, 1989 Ser D 1992 (FGIC) .......   6.10       07/01/11      1,091,560
-----------                                                                                            -------------
    5,000                                                                                                 5,300,229
-----------                                                                                            -------------
             Educational Facilities Revenue (5.0%)
    1,000    Arizona Board of Regents, Arizona State University Ser 1992 A ...   5.50       07/01/19      1,011,440
    1,000    University of Arizona, Telecommunications Ser 1991 COPs .........   6.50       07/15/12      1,103,840
-----------                                                                                            -------------
    2,000                                                                                                 2,115,280
-----------                                                                                            -------------
             Hospital Revenue (9.5%)
      700    Arizona Health Facilities Authority, Pheonix Memorial Hospital
              Refg Ser 1991**  ...............................................   8.20       06/01/21        766,584
    2,000    Maricopa County Industrial Development Authority, Catholic
              Healthcare
              West 1992 Ser A (MBIA) .........................................   5.75       07/01/11      2,084,380
    1,100    Pima County Industrial Development Authority, Carondelet Health
              Care Corp Ser 1993 (MBIA) ......................................   5.25       07/01/13      1,129,480
-----------                                                                                            -------------
    3,800                                                                                                 3,980,444
-----------                                                                                            -------------
             Industrial Development/Pollution Control Revenue (9.2%)
    1,000    Greenlee County Industrial Development Authority, Phelps Dodge
              Corp Refg 1994 .................................................   5.45       06/01/09      1,029,470
    1,000    Mohave County Industrial Development Authority, Citizens
              Utilities Co
              1993 Ser B (AMT) ...............................................   5.80       11/15/28      1,017,750
    1,700    Santa Cruz County Industrial Development Authority, Citizens
              Utilities Co Ser 1991 (AMT) ....................................   7.15       02/01/23      1,791,341
-----------                                                                                            -------------
    3,700                                                                                                 3,838,561
-----------                                                                                            -------------
             Mortgage Revenue -Multi-Family (2.4%)
      955    Pima County Industrial Development Authority, Rancho Mirage Ser
              1992 (AMT)(AGRC) ...............................................   7.05       04/01/22      1,010,132
-----------                                                                                            -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       57

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- ARIZONA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON     MATURITY
 THOUSANDS)                                                                       RATE        DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             Public Facilities Revenue (4.9%)
             Arizona,
   $  500     Refg Ser 1992 B COPs (AMBAC) ...................................   6.25 %      09/01/10    $  540,675
      500     Ser 1991 COPs (FSA) ............................................   6.25        09/01/11       536,565
    1,000    Puerto Rico Infrastructure Financing Authority, Special Tax Ser
              1997 A (AMBAC)(WI) .............................................   5.00        07/01/28       969,490
-----------                                                                                            -------------
    2,000                                                                                                 2,046,730
-----------                                                                                            -------------
             Transportation Facilities Revenue (14.0%)
    1,000    Phoenix, Street & Highway User Refg Ser 1993**  .................   5.125       07/01/11     1,002,130
    1,680    Phoenix Civic Improvement Corporation, Airport Terminal Excise
              Tax Ser 1989 (AMT) .............................................   7.80        07/01/11     1,718,455
             Tucson,
    1,000     Street & Highway User Sr Lien Refg Ser 1993 ....................   5.50        07/01/09     1,040,820
    1,000     Street & Highway User Sr Lien Refg Ser 1996 (MBIA) .............   6.00        07/01/10     1,109,370
    1,000    Puerto Rico Highway & Transportation Authority, Refg Ser X ......   5.25        07/01/21       973,570
-----------                                                                                            -------------
    5,680                                                                                                 5,844,345
-----------                                                                                            -------------
             Water & Sewer Revenue (19.9%)
    1,000    Arizona Wastewater Management Authority, Wastewater Ser 1992 A
              (AMBAC) ........................................................   5.95        07/01/12     1,055,840
             Chandler,
      750     Water & Sewer Refg Ser 1991 (FGIC) .............................   7.00        07/01/12       817,898
    1,000     Water & Sewer Refg Ser 1992 (FGIC) .............................   6.25        07/01/13     1,083,780
    1,000    Gilbert, Water & Wastewater Refg Ser 1992 (FGIC) ................   6.50        07/01/22     1,098,790
             Phoenix Civic Improvement Corporation,
    1,000     Wastewater Jr Lien Ser 1994 ....................................   5.45        07/01/19     1,014,330
    1,000     Wastewater Refg Ser 1993 .......................................   4.75        07/01/23       910,360
    2,200    Tucson, Water Refg Ser 1991 .....................................   6.50        07/01/16     2,372,678
-----------                                                                                            -------------
    7,950                                                                                                 8,353,676
-----------                                                                                            -------------
             Other Revenue (1.7%)
      700    Puerto Rico Industrial, Tourist, Educational, Medical &
              Environmental Control Facilities Financing Authority, Teachers
              Retirement 1996 Ser B ..........................................   5.50        07/01/16       719,775
-----------                                                                                            -------------
             Refunded (14.6%)
    1,150    Arizona Health Facilities Authority, Phoenix Baptist Hospital &
              Medical Center Inc & Medical Environments Inc Ser 1992
              (MBIA)(ETM) ....................................................   6.25        09/01/11     1,259,423
    1,500    Arizona Transportation Board, Sub Highway Ser 1991 A ............   6.50        07/01/01++   1,632,690
    1,000    Central Arizona Water Conservative District, Ser 1991 B .........   6.50        05/01/01++   1,088,290
    1,000    Phoenix, Street & Highway User Ser 1992 .........................   6.25        07/01/02++   1,092,870

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       58

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- ARIZONA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON     MATURITY
 THOUSANDS)                                                                       RATE        DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
   $ 1,000   Salt River Agricultural Improvement & Power District, Refg 1992
              Ser D ..........................................................    6.25%    01/01/02++    $ 1,070,480
-----------                                                                                            -------------
     5,650                                                                                                 6,143,753
-----------                                                                                            -------------
    37,435   TOTAL ARIZONA TAX-EXEMPT MUNICIPAL BONDS
             (Identified Cost $36,930,105) ...................................                            39,352,925
-----------                                                                                            -------------
             SHORT-TERM ARIZONA TAX-EXEMPT MUNICIPAL OBLIGATION (6.1%)
     1,800   Pinal County Industrial Development Authority, Newmont Mining
              Corp Ser 1984 (Demand 12/01/97)  ...............................    3.85*    12/01/09        1,800,000
       700   Puerto Rico Infrastructure Financing Authority, Special Tax Ser
              1988 A .........................................................    7.90     07/01/98++        731,052
-----------                                                                                            -------------
     2,500   TOTAL SHORT-TERM ARIZONA TAX-EXEMPT MUNICIPAL OBLIGATIONS
             (Identified Cost $2,516,278)  ...................................                             2,531,052
-----------                                                                                            -------------
   $39,935   TOTAL INVESTMENTS (Identified Cost $39,446,383) (a)  ......................       100.0%     41,883,977
===========
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ............................         0.0           6,581
                                                                                               ------  -------------
             NET ASSETS ................................................................       100.0%    $41,890,558
                                                                                               ======  =============



------------
AMT          Alternative Minimum Tax.
COPs         Certificates of Participation.
ETM          Escrowed to maturity.
WI           Security purchased on a when issued basis.
++           Prerefunded to call date shown.
++           Refunded to call date shown by forward delivery contract.
*            Current coupon of variable rate demand obligation.
**           All or a portion of these securities are segregated in
             connection with the purchase of when issued securities.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $2,437,594.

Bond Insurance:
AGRC         Asset Guaranty Reinsurance Company.
AMBAC        AMBAC Indemnity Corporation.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- CALIFORNIA SERIES PORTFOLIO OF INVESTMENTS November 30, 1997


 PRINCIPAL
 AMOUNT (IN                                                                      COUPON     MATURITY
 THOUSANDS)                                                                       RATE        DATE          VALUE
-----------  ----------------------------------------------------------------  --------  ------------  --------------
             CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (94.4%)
             General Obligation (5.8%)
   $ 2,000   California, Various Purpose 04/01/93 (FSA) ......................   5.50 %     04/01/19     $ 2,021,480
     2,500   Carlsbad Unified School District, Ser 1997 (FGIC) ...............   0.00       11/01/16         918,750
     3,000   Mojave Water Agency, Impr Dist M Morongo Basin Pipeline Refg
              Ser 1996 (FGIC) ................................................   5.80       09/01/22       3,139,050
-----------                                                                                            --------------
     7,500                                                                                                 6,079,280
-----------                                                                                            --------------
             Educational Facilities Revenue (10.5%)
             California Educational Facilities Authority,
     2,000    Carnegie Institution of Washington 1993 Ser A ..................   5.60       10/01/23       2,022,580
     4,000    Claremont Colleges Ser 1992 ....................................   6.375      05/01/22       4,243,920
     2,000    Loyola Marymount University Refg Ser 1992 ......................   6.00       10/01/14       2,066,140
     2,500    University of Southern California Ser 1993 B ...................   5.80       10/01/15       2,610,125
-----------                                                                                            --------------
    10,500                                                                                                10,942,765
-----------                                                                                            --------------
             Electric Revenue (9.7%)
     2,000   Kings River Conservation District, Pine Flat Power Ser D ........   6.00       01/01/17       2,085,180
     2,000   Los Angeles Department of Water & Power, Refg Issue of 1993
              (Secondary AMBAC) ..............................................   5.375      09/01/23       1,971,020
     1,000   Sacramento Municipal Utility District, Refg 1993 Ser D (MBIA) ...   5.625      11/15/15       1,020,200
     5,000   Southern California Public Power Authority, Mead -Phoenix
              (AMBAC) ........................................................   5.15       07/01/15       4,994,050
-----------                                                                                            --------------
    10,000                                                                                                10,070,450
-----------                                                                                            --------------
             Hospital Revenue (15.1%)
             California Health Facilities Financing Authority,
     2,000    Catholic Health Corp Ser 1992 (MBIA) ...........................   6.00       07/01/13       2,105,300
     2,000    Cedars-Sinai Medical Center Ser 1997 A (MBIA) ..................   5.25       08/01/27       1,961,520
     3,000    Scripps Memorial Hospitals Ser 1992 A (MBIA)** .................   6.375      10/01/22       3,272,580
             California Statewide Communities Development Authority,
     2,000    Cedars-Sinai Medical Center Ser 1992 COPs ......................   6.50       08/01/12       2,273,280
     2,000    John Muir/Mount Diablo Health COPs (MBIA) ......................   5.125      08/15/22       1,938,540
     2,000   Duarte, City of Hope National Medical Center Ser 1993 COPs ......   6.00       04/01/08       2,079,500
     2,000   Duarte, City of Hope National Medical Center Ser 1993 COPs ......   6.125      04/01/13       2,078,160
-----------                                                                                            --------------
    15,000                                                                                                15,708,880
-----------                                                                                            --------------
             Industrial Development/Pollution Control Revenue (2.6%)
             California Pollution Control Financing Authority,
     1,000    Pacific Gas & Electric Co 1992 Ser A (AMT) .....................   6.625      06/01/09       1,089,050
     1,500    San Diego Gas and Electric Co 1996 Ser A .......................   5.90       06/01/14       1,622,340
-----------                                                                                            --------------
     2,500                                                                                                 2,711,390
-----------                                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       60

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- CALIFORNIA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON     MATURITY
 THOUSANDS)                                                                       RATE        DATE          VALUE
-----------  ----------------------------------------------------------------  --------  ------------  --------------
             Mortgage Revenue -Multi-Family (2.1%)
   $ 2,000   California Housing Finance Agency, Rental II 1992 Ser B .........   6.70 %     08/01/15     $ 2,121,780
-----------                                                                                            --------------
             Mortgage Revenue -Single-Family (4.9%)
       690   California Housing Finance Agency, Home 1991 Ser C (AMT) (MBIA) .   7.00       08/01/23         726,908
     3,000   California Rural Home Finance Authority, 1997 Ser A .............   6.25       09/01/29       3,337,440
       935   Puerto Rico Housing Finance Corporation, Portfolio One
              GNMA-Backed
              Ser C ..........................................................   6.85       10/15/23         988,809
-----------                                                                                            --------------
     4,625                                                                                                 5,053,157
-----------                                                                                            --------------
             Public Facilities Revenue (8.7%)
     2,000   Los Angeles County, 1991 Master Refg COPs .......................   6.708      05/01/15       2,113,200
     2,000   San Jose Financing Authority, Convention Center Refg 1993 Ser C .   6.375      09/01/13       2,127,620
     2,700   Torrance, Refg 1991 COPs ........................................   6.80       07/01/12       2,926,260
     2,000   Puerto Rico Infrastructure Financing Authority, Special Tax Ser
              1997 A (AMBAC)(WI) .............................................   5.00       07/01/28       1,938,980
-----------                                                                                            --------------
     8,700                                                                                                 9,106,060
-----------                                                                                            --------------
             Tax Allocation (1.0%)
     1,000   Industry Urban-Development Agency, Transportation-Distribution-
               Industrial Redev Proj #3 1992 Refg ............................   6.90       11/01/16       1,087,480
-----------                                                                                            --------------
             Transportation Facilities Revenue (5.0%)
     2,000   Los Angeles County Transportation Commission, Sales Tax Ser
              1991-B .........................................................   6.50       07/01/13       2,141,140
     1,000   San Francisco Bay Area Rapid Transit District, Sales Tax Ser
              1991 (FGIC) ....................................................   6.60       07/01/12       1,088,710
     2,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refg
              Ser 1997 A (MBIA) ..............................................   5.25       01/15/30       1,972,360
-----------                                                                                            --------------
     5,000                                                                                                 5,202,210
-----------                                                                                            --------------
             Water & Sewer Revenue (15.5%)
     1,000   Alameda County Water District, 1992 COPs (MBIA) .................   6.20       06/01/13       1,058,340
       745   California Department of Water Resources, Central Valley Ser
              J-2 ............................................................   6.00       12/01/20         774,636
     1,000   Contra Costa Water Authority, 1992 Ser E (AMBAC) ................   6.25       10/01/12       1,141,120
     3,000   East Bay Municipal Utility District, Water Refg Ser 1992** ......   6.00       06/01/20       3,154,710
     1,000   Los Angeles, Wastewater 1991 Ser C ..............................   7.10       06/01/18       1,062,260
     2,600   Metropolitan Water District of Southern California, Waterworks
              1997 Ser A (WI) ................................................   5.00       07/01/26       2,504,190
     4,000   San Diego County Water Authority, Ser 1991-B COPs (MBIA) ........   6.30       04/08/21       4,380,200
     2,000   San Francisco Public Utilities Commission, Water 1992 Refg Ser
              A ..............................................................   6.00       11/01/15       2,109,460
-----------                                                                                            --------------
    15,345                                                                                                16,184,916
-----------                                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       61

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- CALIFORNIA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON     MATURITY
 THOUSANDS)                                                                       RATE        DATE          VALUE
-----------  ----------------------------------------------------------------  --------  ------------  --------------
             Refunded (13.5%)
  $  1,000   Berkeley, Alta Bates Medical Center Refg Ser A ..................    6.50%   12/01/02   ++  $  1,116,260
     2,000   California Educational Facilities Authority, University of San
              Francisco
              Ser 1992 .......................................................    6.40    10/01/02   ++     2,224,460
     2,000   California Public Works Board, California State University 1992
              Ser A ..........................................................    6.70    10/01/02   ++     2,250,500
     2,000   Central Coast Water Authority, Ser 1992 (AMBAC) .................    6.50    10/01/02   ++     2,233,140
     2,700   Mojave Water Agency, Impr Dist M Morongo Basin Pipeline Ser
              1992 ...........................................................    6.60    09/01/02   ++     3,022,191
     1,000   San Diego County Regional Transportation Commission Sales Tax
              1991 Ser A (ETM)** .............................................    6.00    04/01/08          1,089,350
     2,000   Santa Clara Transit District, Sales Tax 1991 Ser A ..............    6.25    12/01/00   ++     2,124,020
-----------                                                                                            --------------
    12,700                                                                                                 14,059,921
-----------                                                                                            --------------
    94,870   TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS
             (Identified Cost $91,668,951) ...........................................................     98,328,289
-----------                                                                                            --------------
             SHORT-TERM CALIFORNIA TAX-EXEMPT MUNICIPAL OBLIGATIONS (5.1%)
     4,300   Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
              (Demand 12/01/97)  .............................................    3.80*   10/01/22          4,300,000
     1,000   Puerto Rico Infrastructure Financing Authority, Special Tax Ser
              1988 A .........................................................    7.90    07/01/98   ++     1,044,360
-----------                                                                                            --------------
     5,300   TOTAL SHORT-TERM CALIFORNIA TAX-EXEMPT MUNICIPAL OBLIGATIONS                                   5,344,360
-----------  (Identified Cost $5,322,701)  ...................................                         --------------
  $100,170   TOTAL INVESTMENTS (Identified Cost $96,991,652) (a) .......................        99.5%     103,672,649
===========
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ...........................         0.5          536,420
                                                                                         ------------  --------------
             NET ASSETS  ...............................................................       100.0%    $104,209,069
                                                                                         ============  ==============



AMT          Alternative Minimum Tax.
COPs         Certificates of Participation.
ETM          Escrowed to maturity.
WI           Security purchased on a when issued basis.
++           Prerefunded to call date shown.
++           Refunded to call date shown by forward delivery contract.
*            Current coupon of variable rate demand obligation.
**           All or a portion of these securities are segregated in
             connection with the purchase of when issued securities.
(a)          The aggregate cost for federal income tax purposes approximates identified cost.
             The aggregate gross unrealized appreciation is $6,688,650 and the aggregate gross unrealized depreciation is $7,653, resulting in net unrealized appreciation of $6,680,997.

Bond Insurance:
AMBAC        AMBAC Indemnity Corporation.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- FLORIDA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997


 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             FLORIDA TAX-EXEMPT MUNICIPAL BONDS (95.4%)
             General Obligation (2.5%)
   $1,500    Florida Board of Education, Capital Outlay Refg Ser 1992 A  .....   6.40 %    06/01/19     $1,622,295
-----------                                                                                           -------------
             Educational Facilities Revenue (2.4%)
    1,500    Volusia County Educational Facilities Authority, Embry-Riddle
             Aeronautical University Ser 1996 A .............................   6.125     10/15/16       1,578,405
-----------                                                                                           -------------
             Electric Revenue (9.2%)
    2,000    Jacksonville Electric Authority, St Johns River Power Park Issue
              2 Ser 7 ........................................................   5.50      10/01/14      2,017,720
             Orlando Utilities Commission,
    1,000     Refg Ser 1993 A ................................................   5.25      10/01/14        999,930
    1,000     Ser 1993 .......................................................   5.125     10/01/19        974,920
    2,000    Puerto Rico Electric Power Authority, Power Ser O ...............   5.00      07/01/12      1,965,360
-----------                                                                                           -------------
    6,000                                                                                                5,957,930
-----------                                                                                           -------------
             Hospital Revenue (10.5%)
    1,000    Alachua County Health Facilities Authority, Shands Teaching
              Hospital &
              Clinics Ser 1996 A (MBIA) ......................................   6.25      12/01/11      1,141,140
      500    Cape Canaveral Hospital District, Cape Canaveral Hospital Ser
              1991 COPs (AMBAC) ..............................................   6.875     01/01/21        541,850
    1,000    Hillsborough County Industrial Authority, Allegany Health/John
              Knox
              Village of Tampa Bay Inc Ser 1992 (MBIA) .......................   6.375     12/01/12      1,080,960
    1,000    Jacksonville, University Medical Center Inc Ser 1992 (Connie
              Lee) ...........................................................   6.60      02/01/21      1,088,690
    2,000    Orange County Health Facilities Authority, Adventist
              Health/Sunbelt Ser 1995 (AMBAC) ................................   5.25      11/15/20      1,971,100
      965    Polk County Industrial Development Authority, United Haven
              Hospital 1985 Ser 2 (MBIA) .....................................   6.25      09/01/15      1,038,745
-----------                                                                                           -------------
    6,465                                                                                                6,862,485
-----------                                                                                           -------------
             Industrial Development/Pollution Control Revenue (9.0%)
             Citrus County,
    1,000     Florida Power Corp Refg Ser 1992 B .............................   6.35      02/01/22      1,067,990
    2,000     Florida Power Corp Refg Ser 1992 A** ...........................   6.625     01/01/27      2,156,120
    1,500    St Johns County Industrial Development Authority, Professional
              Golf Hall of Fame Ser 1996 (MBIA) ..............................   5.80      09/01/16      1,574,625
    1,000    St Lucie County, Florida Power & Light Co Ser 1992 (AMT)  .......   6.70      05/01/27      1,081,730
-----------                                                                                           -------------
    5,500                                                                                                5,880,465
-----------                                                                                           -------------
             Mortgage Revenue -Single Family (3.5%)
      540    Brevard County Housing Finance Authority, Refg Ser 1991 B (FSA) .   7.00      03/01/13        573,070
      385    Florida Housing Finance Agency, GNMA Collateral 1990 Ser G-1
              (AMT)  .........................................................   7.90      03/01/22        409,120
    1,230    Puerto Rico Housing Finance Corporation, Portfolio One
              GNMA-Backed Ser C ..............................................   6.85      10/15/23      1,300,786
-----------                                                                                           -------------
    2,155                                                                                                2,282,976
-----------                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       63

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- FLORIDA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             Public Facilities Revenue (9.9%)
   $ 1,000   Miami Sports & Exhibition Authority, Refg Ser 1992 A (FGIC)  ....   6.15 %    10/01/20     $ 1,066,360
     2,000   Orlando, Capital Improvement Refg Ser 1992 ......................   6.00      10/01/22       2,079,560
     3,000   Palm Beach County, Criminal Justice Ser 1997 (FGIC) .............   5.75      06/01/13       3,257,700
-----------                                                                                           -------------
     6,000                                                                                                6,403,620
-----------                                                                                           -------------
             Resource Recovery Revenue (3.3%)
       950   Broward County, Broward Waste Energy Co North Ser 1984 ..........   7.95      12/01/08       1,035,433
     1,000   Lee County, Solid Waste Ser 1991 A (AMT)(MBIA) ..................   6.50      10/01/13       1,078,510
-----------                                                                                           --------------
     1,950                                                                                                2,113,943
-----------                                                                                           -------------
             Transportation Facilities Revenue (20.4%)
             Dade County,
     1,000    Aviation 1992 Ser B (AMT)(MBIA) ................................   6.60      10/01/22       1,091,850
     1,000    Seaport Refg Ser 1996 (MBIA) ...................................   5.125     10/01/26         977,100
     1,000   Florida Department of Transportation, Turnpike Ser 1991 A
              (AMBAC) ........................................................   6.25      07/01/20       1,060,110
             Greater Orlando Aviation Authority,
     1,000    Ser 1997 (AMT)(FGIC)(WI) .......................................   5.75      10/01/11       1,072,130
       750    Ser 1992 A (AMT)(FGIC) .........................................   6.50      10/01/12         816,023
     1,000    Ser 1993 A (AMT)(AMBAC) ........................................   5.50      10/01/18         997,460
     1,000   Hillsborough County Aviation Authority, Tampa Int'l Airport Refg
              Ser 1993 B (FGIC) ..............................................   5.60      10/01/19       1,019,610
     1,500   Lee County, Refg Ser 1991 (AMBAC) ...............................   6.00      10/01/17       1,561,290
     3,000   Mid-Bay Bridge Authority, Sr Lien Crossover Refg Ser 1993 A  ....   6.10      10/01/22       3,109,290
     1,500   Osceola County, Osceola Parkway (MBIA) ..........................   6.10      04/01/17       1,593,825
-----------                                                                                           -------------
    12,750                                                                                               13,298,688
-----------                                                                                           -------------
             Water & Sewer Revenue (9.5%)
     2,000   Dade County, Water & Sewer Ser 1995 (FGIC) ......................   5.50      10/01/25       2,024,100
     1,000   Orange County, Water Utilities Ser 1992 (AMBAC) .................   6.25      10/01/17       1,078,150
     2,000   Sunrise, Utility Ser 1996 A (AMBAC) .............................   5.75      10/01/21       2,079,060
     1,000   Tampa, Water & Sewer Ser 1995 (FGIC) ............................   5.125     10/01/17         993,040
-----------                                                                                           -------------
     6,000                                                                                                6,174,350
-----------                                                                                           -------------
             Refunded (15.2%)
     1,500   Brevard County School Board, Florida School Boards Assn Inc Ser
              1992 A COPs (AMBAC) ............................................   6.50      07/01/02++     1,664,100
     1,000   Lakeland, Regional Medical Center Ser 1992 A (FGIC) .............   6.125     11/15/02++     1,097,440
     1,900   Orlando Utilities Commission, Ser 1991 A ........................   6.50      10/01/01++     2,087,226
     1,000   South Broward Hospital District, Ser 1991 B & C (AMBAC)  ........   6.611     05/01/01++     1,097,000
     2,150   St Lucie County, Sales Tax Ser 1992 (FGIC) ......................   6.50      10/01/02++     2,394,606
     1,440   Tampa, Water & Sewer Ser 1992 A (FGIC) ..........................   6.00      10/01/02++     1,560,888
-----------                                                                                           -------------
     8,990                                                                                                9,901,260
-----------                                                                                           -------------
    58,810   TOTAL FLORIDA TAX-EXEMPT MUNICIPAL BONDS
-----------  (Identified Cost $57,726,647).................................................              62,076,417
                                                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       64

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- FLORIDA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             SHORT-TERM FLORIDA TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.6%)
   $ 1,500   Dade County Health Facilities Authority, Miami Childrens
              Hospital Ser 1990 (Demand 12/01/97) ............................    3.95*%   09/01/20     $ 1,500,000
     1,500   Escambia County, Gulf Power Co Ser 1997 (Demand 12/01/97)  ......    3.95*    07/01/22       1,500,000
-----------                                                                                           -------------
     3,000   TOTAL SHORT-TERM FLORIDA TAX-EXEMPT MUNICIPAL OBLIGATIONS
             (Identified Cost $3,000,000)............................................................     3,000,000
-----------                                                                                           -------------
   $61,810   TOTAL INVESTMENTS (Identified Cost $60,726,647) (a) .......................    100.0%       65,076,417
===========
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ............................      0.0            11,724
                                                                                         -----------  -------------
             NET ASSETS ................................................................    100.0%      $65,088,141
                                                                                         ===========  =============



------------
AMT          Alternative Minimum Tax.
COPs         Certificates of Participation.
WI           Security purchased on a when issued basis.
++           Prerefunded to call date shown.
*            Current coupon of variable rate demand obligation.
**           A portion of this security is segregated in connection with the purchase of a when issued security.
  (a)        The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $4,349,770.

Bond Insurance:
---------------
AMBAC        AMBAC Indemnity Corporation.
Connie Lee   Connie Lee Insurance Company.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MASSACHUSETTS SERIES PORTFOLIO OF INVESTMENTS November 30, 1997


 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
             MASSACHUSETTS TAX-EXEMPT MUNICIPAL BONDS (96.6%)
             General Obligation (7.4%)
             Massachusetts,
  $   500     Refg 1992 Ser B ................................................   6.50 %    08/01/08   $   572,565
      500     Refg 1993 Ser A** ..............................................   5.50      02/01/11       511,550
-----------                                                                                          -------------
    1,000                                                                                               1,084,115
-----------                                                                                          -------------
             Educational Facilities Revenue (28.0%)
             Massachusetts Health & Educational Facilities Authority,
      100     Amherst College Ser E ..........................................   6.80      11/01/21       109,336
      800     Boston College Ser K ...........................................   5.25      06/01/18       787,168
      400     Boston University Ser K & L (MBIA) .............................   6.66      10/01/31       435,344
      150     Community College Ser A (Connie Lee) ...........................   6.60      10/01/22       163,751
      400     Suffolk University Ser B (Connie Lee) ..........................   6.25      07/01/12       428,348
      300     Suffolk University Ser C (Connie Lee) ..........................   5.75      07/01/26       311,310
      500     University of Massachusetts Foundation Inc/Medical School
               Research Ser A (Connie Lee) ...................................   6.00      07/01/23       520,360
             Massachusetts Industrial Finance Agency,
      500     College of the Holy Cross (MBIA)  ..............................   5.50      03/01/16       511,365
      500     Deerfield Academy Ser 1997 (WI) ................................   5.25      10/01/27       494,020
      300     Mount Holyoke College Refg Ser 1992 A (MBIA) ...................   6.30      07/01/13       322,824
-----------                                                                                          -------------
    3,950                                                                                               4,083,826
-----------                                                                                          -------------
             Electric Revenue (7.3%)
      500    Massachusetts Municipal Wholesale Electric Company, Power Supply
              1992 Ser C .....................................................   6.625     07/01/18       535,370
      500    Puerto Rico Electric Power Authority, Power Ser X ...............   6.00      07/01/15       525,255
-----------                                                                                          -------------
    1,000                                                                                               1,060,625
-----------                                                                                          -------------
             Hospital Revenue (17.2%)
      500    Boston, Boston City Hospital -FHA Insured Mtge Refg Ser B .......   5.75      02/15/13       508,190
             Massachusetts Health & Educational Facilities Authority,
      100     Charlton Memorial Hospital Ser B ...............................   7.25      07/01/13       109,815
      500     Lahey Clinic Medical Center Ser B (MBIA) .......................   5.625     07/01/15       510,960
    1,000     Massachusetts General Hospital Ser F (MBIA) ....................   6.00      07/01/15     1,047,040
      200     McLean Hospital Ser C (FGIC) ...................................   6.625     07/01/15       218,304
      100     New England Deaconess Hospital Ser C ...........................   7.20      04/01/22       109,254
-----------                                                                                          -------------
    2,400                                                                                               2,503,563
-----------                                                                                          -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       66

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MASSACHUSETTS SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
             Industrial Development/Pollution Control Revenue (7.0%)
   $ 1,000   Massachusetts Industrial Finance Agency, Eastern Edison Co
              Refg Ser 1993 ..................................................   5.875%    08/01/08    $ 1,020,310
-----------                                                                                          -------------
             Mortgage Revenue -Multi-Family (3.7%)
       500   Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT)
              (AMBAC) ........................................................   6.60      07/01/14        535,320
-----------                                                                                          -------------
             Mortgage Revenue -Single Family (4.7%)
             Massachusetts Housing Finance Agency,
       435    Ser 21 (AMT) ...................................................   6.30      06/01/25        448,072
       220    Ser 21 (AMT) ...................................................   7.125     06/01/25        235,270
-----------                                                                                          -------------
       655                                                                                                 683,342
-----------                                                                                          -------------
             Student Loan Revenue (4.0%)
       130   Massachusetts Educational Facilities Authority, Education Loan
              Issue D
              Ser A 1991 (AMT)(MBIA) .........................................   7.25      01/01/09        139,538
       400   New England Education Loan Marketing Corporation, 1992 Sub Issue
              H (AMT) ........................................................   6.90      11/01/09        445,512
-----------                                                                                          -------------
       530                                                                                                 585,050
-----------                                                                                          -------------
             Transportation Facilities Revenue (6.7%)
       500   Massachusetts Port Authority, Ser 1997-B (AMT) ..................   5.375     07/01/27        490,175
       500   Massachusetts Turnpike Authority, 1997 Ser A (MBIA) .............   5.00      01/01/37        473,760
-----------                                                                                          -------------
     1,000                                                                                                 963,935
-----------                                                                                          -------------
             Water & Sewer Revenue (10.6%)
       500   Boston Water & Sewer Commission, Sr 1992 Ser A ..................   5.75      11/01/13        535,125
       500   Massachusetts Water Pollution Abatement Trust, Pool Ser 2 .......   5.70      02/01/12        527,195
       500   Massachusetts Water Resources Authority, 1995 Ser B (MBIA) ......   5.00      12/01/25        478,235
-----------                                                                                          -------------
     1,500                                                                                               1,540,555
-----------                                                                                          -------------
    13,535   TOTAL MASSACHUSETTS TAX-EXEMPT MUNICIPAL BONDS
-----------  (Identified Cost $13,224,516).................................................             14,060,641
                                                                                                     -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       67

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MASSACHUSETTS SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
             SHORT-TERM MASSACHUSETTS TAX-EXEMPT MUNICIPAL OBLIGATION (3.4%)
   $   500   Massachusetts Industrial Financing Agency, New England Power Co
              1992 Ser (Demand 12/01/97) (Identified Cost $500,000) ..........    4.05*%   10/01/22    $   500,000
-----------                                                                                          -------------
   $14,035   TOTAL INVESTMENTS (Identified Cost $13,724,516) (a) .......................    100.0%      14,560,641
===========
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ............................      0.0              634
                                                                                         ----------  -------------
             NET ASSETS ................................................................    100.0%     $14,561,275
                                                                                         ==========  =============



------------
AMT          Alternative Minimum Tax.
WI           Security purchased on a when issued basis.
*            Current coupon of variable rate demand obligation.
**           A portion of this security is segregated in connection with the purchase of a when issued security.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $836,125.

Bond Insurance:
AMBAC        AMBAC Indemnity Corporation.
Connie Lee   Connie Lee Insurance Company.
FGIC         Financial Guaranty Insurance Company.
MBIA         Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MICHIGAN SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997


 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             MICHIGAN TAX-EXEMPT MUNICIPAL BONDS (94.7%)
             General Obligation (13.8%)
   $  900    Chelsea School District, 1995 Bldg & Site (FGIC) ................   5.875%    05/01/25     $  940,977
      800    Holly Area School District, 1995 Bldg & Site (FGIC) .............   5.375     05/01/13        810,888
      900    Mona Shores Public Schools, 1995 Bldg & Site (FGIC) .............   5.80      05/01/17        940,986
-----------                                                                                           -------------
    2,600                                                                                                2,692,851
-----------                                                                                           -------------
             Educational Facilities Revenue (16.9%)
      800    Central Michigan University, Refg Ser 1993 (AMBAC)** ............   5.50      10/01/10        823,344
      500    Lake Superior State University, Ser 1997 (MBIA)(WI)  ............   5.125     11/15/19        486,815
    1,000    Michigan State University, Ser 1992 A ...........................   6.00      08/15/16      1,052,380
      900    Oakland University, Board of Trustees, Ser 1995 (MBIA) ..........   5.75      05/15/26        933,885
-----------                                                                                           -------------
    3,200                                                                                                3,296,424
-----------                                                                                           -------------
             Electric Revenue (6.8%)
      800    Michigan Public Power Agency, Belle River 1993 A ................   5.25      01/01/18        785,352
      500    Wyandotte, Electric Refg 1992 (MBIA) ............................   6.25      10/01/17        539,350
-----------                                                                                           -------------
     1300                                                                                                1,324,702
-----------                                                                                           -------------
             Hospital Revenue (7.3%)
    1,000    Michigan Hospital Finance Authority, Mercy Health Services Oblig
              Group 1996 Ser R (AMBAC) .......................................   5.375     08/15/16      1,005,990
      400    University of Michigan, Ser 1990 ................................   6.375     12/01/24        415,864
-----------                                                                                           -------------
    1,400                                                                                                1,421,854
-----------                                                                                           -------------
             Industrial Development/Pollution Control Revenue (2.8%)
      500    Monroe County, Detroit Edison Co Collateralized Ser 1-1992 (AMT)
              (MBIA) .........................................................   6.875     09/01/22        547,900
-----------                                                                                           -------------
             Mortgage Revenue -Multi-Family (9.9%)
             Michigan Housing Development Authority,
      500     Rental Ser 1992 A ..............................................   6.60      04/01/12        530,965
      915     1992 Ser A (FSA) ...............................................   6.50      04/01/23        962,250
      400     Ser 1990 A (AMT) ...............................................   7.70      04/01/23        429,224
-----------                                                                                           -------------
    1,815                                                                                                1,922,439
-----------                                                                                           -------------
             Nursing & Health Related Facilities Revenue (6.6%)
    1,200    University of Michigan, Medical Service Plan Ser 1991 ...........   6.50      12/01/21      1,294,800
-----------                                                                                           -------------
             Public Facilities (8.2%)
    1,500    Michigan Building Authority, Refg Ser I .........................   6.25      10/01/20      1,596,000
-----------                                                                                           -------------
             Transportation Facilities Revenue (1.4%)
      250    Wayne County, Detroit Metropolitan Wayne County Airport Sub Lien
              Ser 1991 B (AMT)(MBIA) .........................................   6.75      12/01/21        271,240
-----------                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       69

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MICHIGAN SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             Water & Sewer Revenue (7.5%)
             Detroit,
   $ 1,000    Sewage Refg Ser 1993 A (FGIC) ..................................   5.70 %    07/01/23     $ 1,021,530
       400    Water Supply Refg Ser 1992 (FGIC) ..............................   6.375     07/01/22         433,784
-----------                                                                                           -------------
     1,400                                                                                                1,455,314
-----------                                                                                           -------------
             Refunded (13.5%)
             Detroit,
       500    Sewage Disposal Ser 1991 (FGIC) ................................   6.625     07/01/01++       548,095
       600    Water Supply Refg Ser 1992 (FGIC) ..............................   6.375     07/01/02++       661,404
       500   Kentwood Public Schools, 1992 Bldg & Site Refg ..................   6.40      05/01/02++       549,315
       300   Michigan Hospital Finance Authority, Detroit Medical Center
              Oblig Group Ser 1991 A .........................................   7.50      08/15/01++       338,499
       500   Royal Oak Hospital Finance Authority, William Beaumont Hospital
              Ser 1991 D .....................................................   6.75      01/01/01++       544,765
-----------                                                                                           -------------
     2,400                                                                                                2,642,078
-----------                                                                                           -------------
    17,565   TOTAL MICHIGAN TAX-EXEMPT MUNICIPAL BONDS
-----------  (Identified Cost $17,263,604)....................................    18,465,602
                                                                                                      -------------
             SHORT-TERM MICHIGAN TAX-EXEMPT MUNICIPAL OBLIGATIONS (5.6%)
       900   Delta County Economic Development Corporation, Mead-Escanaba
              Paper Corp 1985 Ser E (Demand 12/01/97) ........................   3.80 *    12/01/23         900,000
       200   Royal Oak Hospital Finance Authority, William Beaumont Hospital
              Ser 1996 J (Demand 12/01/97) ...................................   3.80 *    01/01/03         200,000
-----------                                                                                           -------------
     1,100   TOTAL SHORT-TERM MICHIGAN TAX-EXEMPT MUNICIPAL OBLIGATIONS
-----------  (Identified Cost $1,100,000)...............................................                  1,100,000
                                                                                                      -------------
   $18,665   TOTAL INVESTMENTS (Identified Cost $18,363,604) (a) .......................    100.3%       19,565,602
===========
             LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS ............................     (0.3)          (53,232)
                                                                                         -----------  -------------
             NET ASSETS  ...............................................................    100.0%      $19,512,370
                                                                                         ===========  =============

------------

AMT          Alternative Minimum Tax.
WI           Security purchased on a when issued basis.
++           Prerefunded to call date shown.
*            Current coupon of variable rate demand obligation.
**           A portion of this security is segregated in connection with the purchase of a when issued security.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $1,201,998.

Bond Insurance:
AMBAC        AMBAC Indemnity Corporation.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MINNESOTA SERIES PORTFOLIO OF INVESTMENTS November 30, 1997


 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE         VALUE
-----------  ----------------------------------------------------------------  --------  -----------  -----------
             MINNESOTA TAX-EXEMPT MUNICIPAL BONDS (92.5%)
             General Obligation (4.9%)
             Minneapolis,
   $  100     Sales Tax Refg Ser 1992 ........................................   6.25 %    04/01/12    $  108,515
      300     Dtd 8/15/92 ....................................................   5.90      12/01/13       317,544
-----------                                                                                           -----------
      400                                                                                                 426,059
-----------                                                                                           -----------
             Educational Facilities Revenue (14.0%)
             Minnesota Higher Education Facilities Authority,
      200     Northfield St Olaf College 1992 ................................   6.40      10/01/21       215,670
    1,000     University of Minnesota Ser 1993 A  ............................   4.80      08/15/03     1,012,880
-----------                                                                                           -----------
    1,200                                                                                               1,228,550
-----------                                                                                           -----------
             Electric Revenue (9.2%)
      400    Southern Minnesota Municipal Power Agency, Ser 1993 B ...........   5.00      01/01/13       387,620
      400    Western Minnesota Municipal Power Agency, Refg 1996 Ser A
              (AMBAC) ........................................................   5.50      01/01/12       415,036
-----------                                                                                           -----------
      800                                                                                                 802,656
-----------                                                                                           -----------
             Hospital Revenue (13.1%)
      400    Robbinsdale, North Memorial Medical Center Ser 1993 A (AMBAC) ...   5.45      05/15/13       407,300
             Rochester,
      200     Mayo Foundation/Mayo Medical Center Ser 1992 I .................   5.75      11/15/21       204,130
      200     Mayo Foundation/Mayo Medical Center Ser 1992 F .................   6.25      11/15/21       215,462
      300    Saint Paul Housing & Redevelopment Authority, Health East Refg
              Ser 1993-A .....................................................   6.625     11/01/17       320,040
-----------                                                                                           -----------
    1,100                                                                                               1,146,932
-----------                                                                                           -----------
             Industrial Development/Pollution Control Revenue (13.5%)
      500    Anoka County, United Power Assoc Ser 1987 A (NRU-CFC Gtd) (AMT) .   6.95      12/01/08       538,585
      400    Bass Brook, Minnesota Power & Light Co Refg Ser 1992 ............   6.00      07/01/22       412,668
             Minneapolis Community Development Agency,
      100     Ltd Tax Supported Common Bond Fund Ser 1991-3 ..................   8.25      12/01/11       114,770
      100     Ltd Tax Supported Common Bond Fund Ser 1991-1 (AMT) ............   8.00      12/01/16       112,883
-----------                                                                                           -----------
    1,100                                                                                               1,178,906
-----------                                                                                           -----------
             Mortgage Revenue -Multi-Family (6.0%)
      300    Burnsville, Summit Park Apts -FHA Insured Refg Ser 1993 .........   6.00      07/01/33       306,390
      200    Minnesota Housing Finance Agency, Ser 1992 A ....................   6.95      08/01/17       212,468
-----------                                                                                           -----------
      500                                                                                                 518,858
-----------                                                                                           -----------
             Mortgage Revenue -Single-Family (10.5%)
      155    Minneapolis-Saint Paul Housing Finance Board, GNMA-Backed Phase
              IX Ser 1991 (AMT) ..............................................   7.25      08/01/21       163,572
             Minnesota Housing Finance Agency,
       85     Ser 1990 D (AMT) ...............................................   8.00      01/01/23        89,735
      435     Ser 1992 C-1 (AMT) .............................................   6.75      07/01/23       457,685
      200     Ser 1992 H (AMT) ...............................................   6.50      01/01/26       209,450
-----------                                                                                           -----------
      875                                                                                                 920,442
-----------                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       71

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- MINNESOTA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE         VALUE
-----------  ----------------------------------------------------------------  --------  -----------  -----------
             Nursing & Health Related Facilities Revenue (6.3%)
   $  500    Minneapolis & Saint Paul Housing & Redevelopment Authority,
              Group Health Plan Inc Ser 1992 .................................   6.75 %    12/01/13    $  548,485
-----------                                                                                           -----------
             Public Facilities Revenue (3.7%)
      300    Hennepin County, Ser 1991 COPs ..................................   6.80      05/15/17       326,148
-----------                                                                                           -----------
             Refunded (11.3%)
      100    Dakota & Washington Counties Housing & Redevelopment Authority,
              GNMA-Backed Ser 1988 (AMT)(ETM) ................................   8.375     09/01/21       139,544
      200    Minnesota Higher Education Facilities Authority, Hamline
              University Ser Three-K .........................................   6.60      06/01/02++     218,072
             Minnesota Public Facilities Authority,
      100     Water Pollution Control Ser 1991 A .............................   6.95      03/01/01++     110,096
      100     Water Pollution Control Ser 1992 A .............................   6.50      03/01/02++     110,220
      400    Saint Paul Housing & Redevelopment Authority, Civic Center
              Ser 1993 (ETM) .................................................   5.45      11/01/13       409,760
-----------                                                                                           -----------
      900                                                                                                 987,692
-----------                                                                                           -----------
    7,675    TOTAL MINNESOTA TAX-EXEMPT MUNICIPAL BONDS
             (Identified Cost $7,606,837)............................................................   8,084,728
-----------                                                                                           -----------
             SHORT-TERM MINNESOTA TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.6%)
      100    Beltrami County, Northwood Panelboard Co Ser 1991 (Demand
              12/01/97) ......................................................   3.85 *    12/01/21       100,000
      300    Minneapolis & St Paul Housing & Redevelopment Authority,
              Children's Health Care Ser 1995 B (Demand 12/01/97) ............   3.90 *    08/15/25       300,000
-----------                                                                                           -----------
      400    TOTAL SHORT-TERM MINNESOTA TAX-EXEMPT MUNICIPAL OBLIGATIONS
             (Identified Cost $400,000)..............................................................     400,000
-----------                                                                                           -----------
   $8,075    TOTAL INVESTMENTS (Identified Cost $8,006,837) (a) ........................       97.1%    8,484,728
===========
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ............................        2.9       257,623
                                                                                         -----------  -----------
             NET ASSETS ................................................................      100.0%   $8,742,351
                                                                                         ===========  ===========


-------------

AMT          Alternative Minimum Tax.
COPs         Certificates of Participation.
ETM          Escrowed to maturity.
++           Prerefunded to call date shown.
*            Current coupon of variable rate demand obligation.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $480,820 and the aggregate gross unrealized depreciation is $2,929, resulting in net unrealized appreciation of $477,891.

Bond Insurance:
AMBAC        AMBAC Indemnity Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- NEW JERSEY SERIES PORTFOLIO OF INVESTMENTS November 30, 1997


 PRINCIPAL
 AMOUNT (IN                                                                       COUPON     MATURITY
 THOUSANDS)                                                                        RATE        DATE         VALUE
-----------  ------------------------------------------------------------------  --------  ----------  -------------
             NEW JERSEY TAX-EXEMPT MUNICIPAL BONDS (95.2%)
             Educational Facilities Revenue (14.9%)
             New Jersey Economic Development Authority,
   $2,000     Educational Testing Service Ser 1995 A (MBIA) ....................   5.90 %    05/15/15    $2,117,960
    1,000     The Lawrenceville School Ser A 1996 ..............................   5.75      07/01/16     1,050,630
      500     The Seeing Eye Inc 1991 ..........................................   7.30      04/01/11       532,090
      500    Rutgers, The State University Refg Ser R ..........................   6.50      05/01/13       542,445
    2,000    University of Medicine & Dentistry, 1997 Ser A (MBIA) .............   5.00      09/01/17     1,955,640
-----------                                                                                            -------------
    6,000                                                                                                 6,198,765
-----------                                                                                            -------------
             Electric Revenue (4.8%)
    2,000    Puerto Rico Electric Power Authority, Power Ser O**...............    5.00      07/01/12     1,965,360
-----------                                                                                            -------------
             Hospital Revenue (13.9%)
             New Jersey Health Care Facilities Financing Authority,
    1,000     AHS Hospital Corp Ser 1997 A (AMBAC)  ............................   6.00      07/01/13     1,098,210
    1,000     Atlantic City Medical Center Ser C ...............................   6.80      07/01/11     1,098,010
      500     Cathedral Health Services Inc -FHA Insured Mtges Ser A  ..........   7.25      02/15/21       535,480
    1,000     Columbus Hospital Ser A ..........................................   7.50      07/01/08     1,068,270
      460     Pascack Valley Hospital Assn Ser 1991 ............................   6.90      07/01/21       485,663
      465     Robert Wood Johnson University Hospital Ser B (MBIA)  ............   6.625     07/01/16       502,916
    1,000     Somerset Medical Center Ser A (FGIC) .............................   5.10      07/01/14       992,440
-----------                                                                                            -------------
    5,425                                                                                                 5,780,989
-----------                                                                                            -------------
             Industrial Development/Pollution Control Revenue (9.6%)
      500    Middlesex County Pollution Control Financing Authority, Amerada
              Hess Corp Refg Ser 1992 ..........................................   6.875     12/01/22       546,025
             New Jersey Economic Development Authority,
      500     American Airlines Inc Ser 1991 (AMT) .............................   7.10      11/01/31       546,900
    1,000     Elizabethtown Water Co 1995 Ser (AMT)(MBIA) ......................   5.60      12/01/25     1,009,910
      300     Jersey Central Power & Light Co 1985 Ser .........................   7.10      07/01/15       326,262
    1,500    Salem County Pollution Control Financing Authority, E I du Pont
              de Nemours & Co 1992 Ser A (AMT) .................................   6.125     07/15/22     1,559,820
-----------                                                                                            -------------
    3,800                                                                                                 3,988,917
-----------                                                                                            -------------
             Mortgage Revenue -Multi-Family (8.9%)
             New Jersey Housing & Mortgage Finance Agency,
    2,000     1995 Ser A (AMBAC) ...............................................   6.00      11/01/14     2,083,140
    1,000     Presidential Plaza at Newport -FHA Insured Mtges Refg 1991 Ser 1     7.00      05/01/30     1,080,200
      500     Rental 1991 Ser A (AMT) ..........................................   7.25      11/01/22       527,705
-----------                                                                                            -------------
    3,500                                                                                                 3,691,045
-----------                                                                                            -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       73

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- NEW JERSEY SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                       COUPON     MATURITY
 THOUSANDS)                                                                        RATE        DATE         VALUE
-----------  ------------------------------------------------------------------  --------  ----------  -------------
             Nursing & Health Related Facilities Revenue (2.4%)
   $   925   New Jersey Health Care Facilities Financing Authority, Spectrum
              For Living-FHA Insured Mortgage Refg Ser B .......................   6.50%     02/01/22    $   988,807
-----------                                                                                            -------------
             Public Facilities Revenue (7.6%)
     1,500   New Jersey Sports & Exposition Authority, State Contract 1993 Ser
              A  ...............................................................   5.50      09/01/23      1,514,940
     1,700   Puerto Rico Infrastructure Financing Authority, Special Tax Ser
              1997 A (AMBAC)(WI) ...............................................   5.00      07/01/28      1,648,133
-----------                                                                                            -------------
     3,200                                                                                                 3,163,073
-----------                                                                                            -------------
             Resource Recovery Revenue (2.3%)
       900   Warren County Pollution Control Financing Authority, Warren Energy
              Resource Co Ltd Partnership Ser 1984 (MBIA) ......................   6.60      12/01/07        957,969
-----------                                                                                            -------------
             Transportation Facilities Revenue (18.4%)
     1,500   Delaware River Port Authority, Ser 1995 (FGIC) ....................   5.50      01/01/26      1,518,450
     1,500   New Jersey Highway Authority, Sr Parkway Refg 1992 Ser  ...........   6.25      01/01/14      1,613,265
     1,000   New Jersey Turnpike Authority, Ser 1991 C .........................   5.75      01/01/11      1,016,040
     1,500   Port Authority of New York & New Jersey, Cons 99th Ser (AMT)(FGIC)    5.75      05/01/15      1,556,280
     2,000   Puerto Rico Highway & Transportation Authority, Refg Ser X ........   5.25      07/01/21      1,947,140
-----------                                                                                            -------------
     7,500                                                                                                 7,651,175
-----------                                                                                            -------------
             Water & Sewer Revenue (12.4%)
     1,000   Atlantic City Municipal Utilities Authority, Refg Ser 1993 ........   5.75      05/01/17      1,021,460
     1,000   Camden County Municipal Utilities Authority, Sewer Refg Ser 1997
              (FGIC)  ..........................................................   5.25      07/15/17      1,002,530
     1,000   Northwest Bergen County Utilities Authority, Refg 1992 Ser (MBIA) .   6.00      07/15/13      1,062,720
     2,000   Passaic Valley Sewerage Commissioners, Ser 1992 D (AMBAC) .........   5.75      12/01/13      2,073,400
-----------                                                                                            -------------
     5,000                                                                                                 5,160,110
-----------                                                                                            -------------
    38,250   TOTAL NEW JERSEY TAX-EXEMPT MUNICIPAL BONDS
             (Identified Cost $37,298,471) ..........................................................     39,546,210
-----------                                                                                            -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       74

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- NEW JERSEY SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                       COUPON     MATURITY
 THOUSANDS)                                                                        RATE        DATE         VALUE
-----------  ------------------------------------------------------------------  --------  ----------  -------------
             SHORT-TERM NEW JERSEY TAX-EXEMPT MUNICIPAL OBLIGATIONS (7.0%)
             New Jersey Economic Development Authority,
   $ 2,000    Toys "R" Us Inc (Demand 12/01/97) ................................   3.55*%    04/01/19    $ 2,000,000
       900    United Water New Jersey Inc Ser 1996 B (AMBAC)(Demand 12/01/97) ..   3.55*     11/01/25        900,000
-----------                                                                                            -------------
     2,900   TOTAL SHORT-TERM NEW JERSEY TAX-EXEMPT MUNICIPAL OBLIGATIONS
             (Identified Cost $2,900,000) ...........................................................      2,900,000
-----------                                                                                            -------------
   $41,150   TOTAL INVESTMENTS (Identified Cost $40,198,471) (a) .........................    102.2%      42,446,210
===========
             LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS ..............................     (2.2)        (926,293)
                                                                                           ----------  -------------
             NET ASSETS ..................................................................    100.0%     $41,519,917
                                                                                           ==========  =============



------------
AMT        Alternative Minimum Tax.
WI         Security purchased on a when issued basis.
*          Current coupon of variable rate demand obligation.
** A portion of this security is segregated in connection with the purchase of a when issued security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $2,247,739.

Bond Insurance:
AMBAC      AMBAC Indemnity Corporation.
FGIC       Financial Guaranty Insurance Company.
MBIA       Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- NEW YORK SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997


 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             NEW YORK TAX-EXEMPT MUNICIPAL BONDS (93.8%)
             General Obligation (11.1%)
   $  500    New York City, 1995 Ser D (MBIA) ................................   6.20 %    02/01/07    $   552,980
      500    New York State, Refg Ser 1995 B .................................   5.70      08/15/13        521,630
      300    Puerto Rico, Pub Impr Refg Ser 1992 A ...........................   6.00      07/01/14        316,629
-----------                                                                                           -------------
    1,300                                                                                                1,391,239
-----------                                                                                           -------------
             Educational Facilities Revenue (20.4%)
      500    Hempstead Industrial Development Agency, Hofstra University Ser
              1996 (MBIA) ....................................................   5.80      07/01/15        527,420
             New York State Dormitory Authority,
      300     Cooper Union Ser 1996 (AMBAC)  .................................   5.375     07/01/16        303,246
      400     Manhattan College Ser 1992 (AGRC) ..............................   6.50      07/01/19        430,016
      800     State University Ser 1993 A ....................................   5.25      05/15/15        798,168
      500     University of Rochester Ser 1993 A .............................   5.625     07/01/12        513,480
-----------                                                                                           -------------
    2,500                                                                                                2,572,330
-----------                                                                                           -------------
             Electric Revenue (3.3%)
      400    Puerto Rico Electric Power Authority, Power Ser X ...............   6.00      07/01/15        420,204
-----------                                                                                           -------------
             Hospital Revenue (6.1%)
             New York State Medical Care Facilities Finance Agency,
      500     Hospital -FHA Insured Mtge 1994 Ser A (AMBAC) ..................   6.50      08/15/29        556,100
      200     Insured Hospital & Nursing Home -FHA Insured Mtge 1992 Ser A  ..   6.70      08/15/23        216,394
-----------                                                                                           -------------
      700                                                                                                  772,494
-----------                                                                                           -------------
             Industrial Development/Pollution Control Revenue (15.4%)
      500    New York City Industrial Development Agency, Japan Airlines Co
              1991 (AMT)(FSA) ................................................   6.00      11/01/15        529,695
             New York State Energy Research & Development Authority,
    1,000     Brooklyn Union Gas Co 1991 Ser A & B (AMT) .....................   6.952     07/01/26      1,141,800
      250     Rochester Gas & Electric Corp Ser 1992 B (AMT)(MBIA) ...........   6.50      05/15/32        270,200
-----------                                                                                           -------------
    1,750                                                                                                1,941,695
-----------                                                                                           -------------
             Mortgage Revenue -Single Family (5.1%)
             New York State Mortgage Agency,
      500     Home Owners Ser 27 .............................................   6.90      04/01/15        539,800
       95     Home Owners Ser UU (AMT) .......................................   7.75      10/01/23        100,803
-----------                                                                                           -------------
      595                                                                                                  640,603
-----------                                                                                           -------------
             Public Facilities Revenue (4.1%)
      500    New York City Cultural Resources Trust, The New York Botanical
              Garden Ser 1996 (MBIA)  ........................................   5.75      07/01/16        522,070
-----------                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       76

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- NEW YORK SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             Resource Recovery Revenue (4.3%)
   $   500  Oneida-Herkimer Solid Waste Management Authority, Ser 1992 ......    6.65%    04/01/05     $    543,195
-----------                                                                                           -------------
             Transportation Facilities Revenue (8.8%)
       550   Buffalo & Fort Erie Public Bridge Authority, Toll Bridge Ser
              1995 (MBIA) ....................................................    5.75     01/01/25         570,454
       500   New York State Thruway Authority, Ser C (FGIC) ..................    6.00     01/01/25         531,640
-----------                                                                                           -------------
     1,050                                                                                                1,102,094
-----------                                                                                           -------------
             Water & Sewer Revenue (4.1%)
       500   New York City Municipal Water Finance Authority, 1993 Ser A .....    6.00     06/15/17         520,255
-----------                                                                                           -------------
             Other Revenue (2.3%)
       300   New York City Transitional Finance Authority, 1998 Ser A ........    5.00     08/15/27         287,883
-----------                                                                                           -------------
             Refunded (8.8%)
       500   New York Local Government Assistance Corporation, Ser 1991 C ....    7.00     04/01/01++       553,050
       500   United Nations Development Corporation, Sr Lien 1992 Refg Ser A      6.00     07/01/03++       547,875
-----------                                                                                           -------------
     1,000                                                                                                1,100,925
-----------                                                                                           -------------
    11,095   TOTAL NEW YORK TAX-EXEMPT MUNICIPAL BONDS
             (Identified Cost $10,885,727) ..........................................................    11,814,987
-----------                                                                                           -------------
             SHORT-TERM NEW YORK TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.0%)
       100   New York City Cultural Resources Trust, Solomon R Guggenheim
              Foundation Ser 1990 (Demand 12/01/97) ..........................    3.75*    12/01/15         100,000
       400   Port Authority of New York & New Jersey, Ser 2 (Demand 12/01/97)     3.85*    05/01/19         400,000
-----------                                                                                           -------------
       500   TOTAL SHORT-TERM NEW YORK TAX-EXEMPT MUNICIPAL OBLIGATIONS
             (Identified Cost $500,000)..............................................................       500,000
-----------                                                                                           -------------
   $11,595   TOTAL INVESTMENTS (Identified Cost $11,385,727) (a) .......................     97.8%       12,314,987
===========
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ............................      2.2           271,459
                                                                                         -----------  -------------
             NET ASSETS ................................................................    100.0%      $12,586,446
-------------                                                                            ===========  =============



AMT          Alternative Minimum Tax.
++           Prerefunded to call date shown.
*            Current coupon of variable rate demand obligation.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $929,290 and the aggregate gross unrealized depreciation is $30, resulting in net unrealized appreciation of $929,260.

Bond Insurance:
AGRC         Asset Guaranty Reinsurance Company.
AMBAC        AMBAC Indemnity Corporation.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- OHIO SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997


 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             OHIO TAX-EXEMPT MUNICIPAL BONDS (92.6%)
             General Obligation (16.7%)
   $  300    Bedford School District, Ser 1993 ...............................   6.25 %    12/01/13    $   322,776
    1,000    Delaware City School District, Constr & Impr (FGIC) .............   5.75      12/01/20      1,036,970
      180    Euclid, Ser 1991 ................................................   6.625     12/01/11        197,663
      250    Hilliard City School District, Impr Refg Ser 1992 (FGIC) ........   6.55      12/01/05        284,683
    1,000    North Olmsted, Various Purpose Impr Ltd Tax Ser 1996 (AMBAC) ....   6.20      12/01/11      1,130,640
      100    South Euclid, Unltd Tax Recreational ............................   7.00      12/01/11        110,361
-----------                                                                                           -------------
    2,830                                                                                                3,083,093
-----------                                                                                           -------------
             Educational Facilities Revenue (11.5%)
      500    Ohio Higher Eduational Facility Commission, Case Western Reserve
              University Ser 1992 ............................................   6.00      10/01/22        527,445
      500    University of Cincinnati, General Receipts Ser G ................   7.00      06/01/11        550,935
    1,000    University of Toledo, Ser 1992 A (FGIC) .........................   5.90      06/01/20      1,047,240
-----------                                                                                           -------------
    2,000                                                                                                2,125,620
-----------                                                                                           -------------
             Electric Revenue (2.9%)
      500    Hamilton!, Refg 1992 Ser A (FGIC) ...............................   6.00      10/15/12        529,970
-----------                                                                                           -------------
             Hospital Revenue (15.2%)
    1,000    Akron Bath & Copley Joint Township Hospital District, Summa
              Health Ser 1992 A ..............................................   6.25      11/15/07      1,074,550
      670    Cuyahoga County, Meridia Health Ser 1990 ........................   7.25      08/15/19        720,880
             Hamilton County,
      475     Bethesda Hospital Inc Ser 1986 A ...............................   7.00      01/01/09        480,918
      500     Franciscan Sisters of the Poor/Providence Hospital Ser 1992 ....   6.875     07/01/15        538,070
-----------                                                                                           -------------
    2,645                                                                                                2,814,418
-----------                                                                                           -------------
             Industrial Development/Pollution Control Revenue (5.2%)
      400    Ashtabula County, Ashland Oil Inc Refg 1992 Ser A ...............   6.90      05/01/10        429,684
      500    Ohio Water Development Authority, Dayton Power & Light Co
              Collateralized Refg 1992 Ser A .................................   6.40      08/15/27        537,170
-----------                                                                                           -------------
      900                                                                                                  966,854
-----------                                                                                           -------------
             Mortgage Revenue -Single Family (9.4%)
             Ohio Housing Finance Agency,
      650     GNMA-Backed 1990 Ser A-1 & 2 (AMT) .............................   6.903     03/24/31        689,241
    1,000     Residential 1996 Ser B-2 (AMT) .................................   6.10      09/01/28      1,048,050
-----------                                                                                           -------------
    1,650                                                                                                1,737,291
-----------                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       78

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- OHIO SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             Transportation Facilities Revenue (2.8%)
   $   500   Ohio Turnpike Commission, 1994 Ser A ............................   5.75 %    02/15/24     $   518,490
-----------                                                                                           -------------
             Water & Sewer Revenue (22.9%)
     1,000   Cleveland, Water Works Impr & Refg Ser H 1996 (MBIA) ............   5.75      01/01/16       1,045,910
     1,000   Montgomery County, Water Ser 1992 (FGIC) ........................   6.25      11/15/17       1,088,420
     1,000   Northeast Ohio Regional Sewer District, Wastewater Impr Refg
              Ser 1995 (AMBAC) ...............................................   5.60      11/15/13       1,042,400
     1,000   Ohio Water Development Authority, Water Pollution Ser 1995
              (MBIA)  ........................................................   5.60      06/01/10       1,049,840
-----------                                                                                           -------------
     4,000                                                                                                4,226,570
-----------                                                                                           -------------
             Refunded (6.0%)
     1,000   Clermont County, Mercy Health Ser 1991 ..........................   6.733     09/25/01++     1,105,730
-----------                                                                                           -------------
    16,025   TOTAL OHIO TAX-EXEMPT MUNICIPAL BONDS
-----------  (Identified Cost $15,988,525) ...................................                           17,108,036
                                                                                                      -------------
             SHORT-TERM OHIO TAX-EXEMPT MUNICIPAL OBLIGATION (4.9%)
       900   Ohio Air Quality Development Authority, Sohio Air-British
              Petroleum Co Ser 1995 (Demand 12/01/97) (Identified Cost
              $900,000) ......................................................   3.80*     11/01/22         900,000
-----------                                                                                           -------------
   $16,925   TOTAL INVESTMENTS (Identified Cost $16,888,525) (a)  ......................     97.5%       18,008,036
===========
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ...........................      2.5           468,184
                                                                                         -----------  -------------
             NET ASSETS ................................................................    100.0%      $18,476,220
                                                                                         ===========  =============
-------------


AMT          Alternative Minimum Tax.
++           Prerefunded to call date shown.
*            Current coupon of variable rate demand obligation.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciaton is $1,119,511.

Bond Insurance:
AMBAC        AMBAC Indemnity Corporation.
FGIC         Financial Guaranty Insurance Company.
MBIA         Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- PENNSYLVANIA SERIES PORTFOLIO OF INVESTMENTS November 30, 1997


 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             PENNSYLVANIA TAX-EXEMPT MUNICIPAL BONDS (93.7%)
             General Obligation (6.1%)
   $2,000    Berks County, Second Ser 1992 (FGIC) ............................   5.75 %    11/15/12     $2,058,980
      600    Puerto Rico, Pub Impr Refg Ser 1992 A ...........................   6.00      07/01/14        633,258
-----------                                                                                           -------------
    2,600                                                                                                2,692,238
-----------                                                                                           -------------
             Educational Facilities Revenue (18.7%)
    2,000    Delaware County Authority, Villanova University Ser 1995 (AMBAC)    5.80      08/01/25      2,082,440
             Pennsylvania Higher Educational Facilities Authority,
      750     Allegheny College Impr & Refg Ser 1993 B .......................   6.00      11/01/22        762,713
      500     Temple University First Ser 1991 (MBIA) ........................   6.50      04/01/21        539,285
    1,000     Thomas Jefferson University 1992 Ser A .........................   6.625     08/15/09      1,094,300
             Pennsylvania State University,
    1,000     Second Refg Ser 1992 ...........................................   5.50      08/15/16      1,007,160
    1,000     Ser B 1992 .....................................................   5.50      08/15/16      1,007,160
    1,000    Swarthmore Borough Authority, Swathmore College Ser 1992 ........   6.00      09/15/20      1,057,530
      655    University Pittsburgh, Cap 1992 Ser A (MBIA) ....................   6.125     06/01/21        697,634
-----------                                                                                           -------------
    7,905                                                                                                8,248,222
-----------                                                                                           -------------
             Hospital Revenue (19.0%)
             Allegheny County Hospital Development Authority,
    1,000     Presbyterian University Health System Inc Ser 1992 B (MBIA)  ...   6.00      11/01/12      1,053,100
    2,000     UPMC Health System Ser 1997 B (MBIA)  ..........................   5.00      07/01/16      1,943,320
             Philadelphia Hospitals & Higher Educational Facilities
              Authority,
    1,750     Chestnut Hill Hospital Ser of 1992 .............................   6.375     11/15/11      1,864,450
    1,000     Children's Hospital of Philadelphia Ser A of 1993 ..............   5.375     02/15/14        998,300
    1,000     Temple University Hospital 1993 Ser A ..........................   6.50      11/15/08      1,111,110
    1,250    Sayre Health Care Facilities Authority, Ser 1985 (AMBAC) ........   7.15      12/01/10      1,384,150
-----------                                                                                           -------------
    8,000                                                                                                8,354,430
-----------                                                                                           -------------
             Industrial Development/Pollution Control Revenue (2.5%)
    1,000    Montgomery County Industrial Development Authority, Philadelphia
-----------  Electric Co Refg 1991 Ser B (MBIA) ..............................   6.70      12/01/21      1,090,810
                                                                                                      -------------
             Mortgage Revenue -Multi-Family (2.5%)
             Pennsylvania Housing Finance Agency,
       55     Moderate Rehab Sec 8 Assisted Issue B ..........................   9.00      08/01/01         55,930
    1,000     Ser 1992-35 D (AMT) ............................................   6.20      04/01/25      1,031,140
-----------                                                                                           -------------
    1,055                                                                                                1,087,070
-----------                                                                                           -------------
             Mortgage Revenue -Single Family (6.4%)
    2,000    Pennsylvania Housing Finance Agency, Ser 1991-31 C (AMT) ........   7.00      10/01/23      2,145,480
      635    Puerto Rico Housing Finance Corporation, Portfolio One
              GNMA-Backed Ser C  .............................................   6.85      10/15/23        671,544
-----------                                                                                           -------------
    2,635                                                                                                2,817,024
-----------                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       80

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- PENNSYLVANIA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             Resource Recovery Revenue (2.5%)
   $ 1,000   Montgomery County Industrial Development Authority, Ser 1989  ...   7.50 %    01/01/12     $ 1,100,400
-----------                                                                                           -------------
             Student Loan Revenue (4.8%)
             Pennsylvania Higher Education Assistance Agency,
     1,000    1988 Ser D (AMT)(AMBAC) ........................................   6.05      01/01/19       1,041,880
     1,000    1991 Ser B (AMT)(AMBAC) ........................................   6.854     09/01/26       1,074,930
-----------                                                                                           -------------
     2,000                                                                                                2,116,810
-----------                                                                                           -------------
             Transportation Facilities Revenue (15.5%)
     1,000   Guam, Highway 1992 Ser A (FSA) ..................................   6.30      05/01/12       1,083,680
       500   Allegheny County, Greater Pittsburgh Int'l Airport Ser 1992
              (AMT) (FSA)  ...................................................   6.625     01/01/22         539,415
     2,000   Delaware River Port Authority, Ser 1995 (FGIC) ..................   5.50      01/01/26       2,024,600
     2,000   Pennsylvania Turnpike Commission, Ser O of 1992 (FGIC) ..........   6.00      12/01/12       2,123,080
     1,000   Pittsburgh Public Parking Authority, Ser 1992 A (FGIC) ..........   5.875     12/01/12       1,047,880
-----------                                                                                           -------------
     6,500                                                                                                6,818,655
-----------                                                                                           -------------
             Water & Sewer Revenue (5.1%)
     2,000   Philadelphia, Water & Wastewater Ser 1995 (MBIA) ................   6.25      08/01/11       2,249,580
-----------                                                                                           -------------
             Other Revenue (3.7%)
     1,500   Pennsylvania Finance Authority, Cap Impr Refg Ser 1993 ..........   6.60      11/01/09       1,649,760
-----------                                                                                           -------------
             Refunded (6.9%)
       440   Lehigh County Industrial Development Authority, Strawbridge &
              Clothier Refg Ser of 1991 (ETM) ................................   7.20      12/15/01         476,080
     1,000   Reading, Ser of 1992 (AMBAC) ....................................   6.50      11/15/02++     1,097,380
     1,345   University Pittsburgh, Cap 1992 Ser A (MBIA) ....................   6.125     06/01/02++     1,466,830
-----------                                                                                           -------------
     2,785                                                                                                3,040,290
-----------                                                                                           -------------
    38,980   TOTAL PENNSYLVANIA TAX-EXEMPT MUNICIPAL BONDS
-----------  (Identified Cost $38,625,407) ...................................                           41,265,289
                                                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       81

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST -- PENNSYLVANIA SERIES
PORTFOLIO OF INVESTMENTS November 30, 1997, continued

 PRINCIPAL
 AMOUNT (IN                                                                      COUPON    MATURITY
 THOUSANDS)                                                                       RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             SHORT-TERM PENNSYLVANIA TAX-EXEMPT MUNICIPAL OBLIGATION (4.5%)
   $ 2,000   Delaware County Industrial Development Authority, British
              Petroleum Co
              Ser 1985 (Demand 12/01/97) (Identified Cost $2,000,000)  .......    3.85*%   12/01/09     $ 2,000,000
-----------                                                                                           -------------
   $40,980   TOTAL INVESTMENTS (Identified Cost $40,625,407) (a) .......................       98.2%     43,265,289
===========
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ............................        1.8         790,838
                                                                                         -----------  -------------
             NET ASSETS  ...............................................................      100.0%    $44,056,127
                                                                                         ===========  =============
------------



 AMT         Alternative Minimum Tax.
 ETM         Escrowed to maturity.
  ++         Prerefunded to call date shown.
  *          Current coupon of variable rate demand obligation.
  (a)        The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,639,984 and the aggregate gross unrealized depreciation is $102, resulting in net unrealized appreciation of $2,639,882.

 Bond Insurance:
AMBAC        AMBAC Indemnity Corporation.
 FGIC        Financial Guaranty Insurance Corporation.
  FSA        Financial Security Assurance Inc.
 MBIA        Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
November 30, 1997


                                                        ARIZONA       CALIFORNIA       FLORIDA      MASSACHUSETTS
--------------------------------------------------  -------------  --------------  -------------  ---------------
ASSETS:
Investments in securities, at value*...............   $41,883,977    $103,672,649    $65,076,417     $14,560,641
Cash ..............................................       143,058         240,084        203,801          54,741
Receivable for:
 Investments sold..................................        --           3,312,370         50,000         171,095
 Interest..........................................       875,117       1,489,339        832,474         279,737
 Shares of beneficial interest sold................        --              13,000         92,815          19,355
Prepaid expenses ..................................         7,395           5,289          4,935           3,945
                                                    -------------  --------------  -------------  ---------------
  TOTAL ASSETS.....................................    42,909,547     108,732,731     66,260,442      15,089,514
                                                    -------------  --------------  -------------  ---------------
LIABILITIES:
Payable for:
 Investments purchased.............................       958,117       4,404,878      1,070,975         495,904
 Shares of beneficial interest repurchased ........        --             --              21,045          --
 Dividends to shareholders.........................        17,178          43,348         26,655           5,838
 Investment management fee.........................        12,069          29,879         18,728           4,180
 Plan of distribution fee..........................         5,170          12,805          8,026           1,792
Accrued expenses ..................................        26,455          32,752         26,872          20,525
                                                    -------------  --------------  -------------  ---------------
  TOTAL LIABILITIES................................     1,018,989       4,523,662      1,172,301         528,239
                                                    -------------  --------------  -------------  ---------------
  NET ASSETS ......................................   $41,890,558    $104,209,069    $65,088,141     $14,561,275
                                                    =============  ==============  =============  ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital....................................   $39,558,282    $ 97,950,650    $60,801,365     $13,694,164
Accumulated undistributed net investment income ...        11,331          28,867         17,770           4,177
Accumulated undistributed net realized gain
 (loss)............................................      (116,649)       (451,445)       (80,764)         26,809
Net unrealized appreciation........................     2,437,594       6,680,997      4,349,770         836,125
                                                    -------------  --------------  -------------  ---------------
  NET ASSETS.......................................   $41,890,558    $104,209,069    $65,088,141     $14,561,275
                                                    =============  ==============  =============  ===============
  *IDENTIFIED COST.................................   $39,446,383    $ 96,991,652    $60,726,647     $13,724,516
                                                    =============  ==============  =============  ===============
  SHARES OF BENEFICIAL INTEREST OUTSTANDING .......     3,936,426       9,511,764      5,934,863       1,311,817
                                                    =============  ==============  =============  ===============
NET ASSET VALUE PER SHARE
 (unlimited authorized shares of $.01 par value)  .        $10.64          $10.96         $10.97          $11.10
                                                    =============  ==============  =============  ===============
MAXIMUM OFFERING PRICE PER SHARE
 (net asset value plus 4.17% of net asset
 value)**..........................................        $11.08          $11.42         $11.43          $11.56
                                                    =============  ==============  =============  ===============



**     On sales of $25,000 or more, the offering price is reduced.


                       SEE NOTES TO FINANCIAL STATEMENTS

   MICHIGAN      MINNESOTA     NEW JERSEY      NEW YORK         OHIO        PENNSYLVANIA
-------------  ------------  -------------  -------------  -------------   --------------
 $19,565,602     $8,484,728    $42,446,210    $12,314,987    $18,008,036     $43,265,289
     145,947        136,111         80,316        107,944        214,528         216,565

      85,921          5,141         --             --             --              --
     229,614        142,114        675,454        184,152        285,235         627,477
       6,844         --             16,684          9,677          6,412           6,953
       2,912            837          5,218          2,756          2,287           5,400
-------------  ------------  -------------  -------------  -------------   --------------
  20,036,840      8,768,931     43,223,882     12,619,516     18,516,498      44,121,684
-------------  ------------  -------------  -------------  -------------   --------------

     487,833         --          1,628,798         --             --              --
      --             --             17,231          3,000          4,296          --
       7,845          3,256         16,643          4,829          7,349          17,644
       5,589          2,511         11,978          3,603          5,381          12,637
       2,395          1,076          5,133          1,544          2,306           5,416
      20,808         19,737         24,182         20,094         20,946          29,860
-------------  ------------  -------------  -------------  -------------   --------------
     524,470         26,580      1,703,965         33,070         40,278          65,557
-------------  ------------  -------------  -------------  -------------   --------------
 $19,512,370     $8,742,351    $41,519,917    $12,586,446    $18,476,220     $44,056,127
=============  ============  =============  =============  =============   ==============

 $18,319,135     $8,343,230    $39,266,134    $11,667,269    $17,518,990     $41,396,275
       5,232          2,647         11,222          3,219          7,915          11,763
     (13,995)       (81,417)        (5,178)       (13,302)      (170,196)          8,207
   1,201,998        477,891      2,247,739        929,260      1,119,511       2,639,882
-------------  ------------  -------------  -------------  -------------   --------------
 $19,512,370     $8,742,351    $41,519,917    $12,586,446    $18,476,220     $44,056,127
=============  ============  =============  =============  =============   ==============
 $18,363,604     $8,006,837    $40,198,471    $11,385,727    $16,888,525     $40,625,407
=============  ============  =============  =============  =============   ==============
   1,784,038        817,112      3,815,760      1,132,617      1,689,151       4,016,632
=============  ============  =============  =============  =============   ==============
      $10.94         $10.70         $10.88         $11.11         $10.94          $10.97
=============  ============  =============  =============  =============   ==============
      $11.40         $11.15         $11.33         $11.57         $11.40          $11.43
=============  ============  =============  =============  =============   ==============


DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the year ended November 30, 1997



                                            ARIZONA     CALIFORNIA     FLORIDA     MASSACHUSETTS
---------------------------------------  ------------ ------------  ------------ ---------------
NET INVESTMENT INCOME:
INTEREST INCOME ........................  $2,471,433    $6,040,494   $3,790,946      $842,531
                                         ------------ ------------  ------------ ---------------
EXPENSES
Investment management fee...............     152,041       372,728      235,241        52,284
Plan of distribution fee................      62,891       158,154       98,410        21,550
Transfer agent fees and expenses .......      14,462        28,578       21,514         5,807
Professional fees.......................      27,784        24,816       26,793        23,622
Shareholder reports and notices.........       9,294        22,869       14,762         3,127
Trustees' fees and expenses.............       1,418         5,418        3,582         1,260
Custodian fees..........................       2,486         5,281        3,676         1,252
Registration fees.......................       6,913         3,508        5,735         5,624
Other...................................       7,483        11,656       10,023         6,479
                                         ------------ ------------  ------------ ---------------
  TOTAL EXPENSES .......................     284,772       633,008      419,736       121,005
Less: amounts waived/reimbursed  .......      --            --           --            (2,177)
Less: expense offset ...................      (2,480)       (5,263)      (3,663)       (1,252)
                                         ------------ ------------  ------------ ---------------
  NET EXPENSES .........................     282,292       627,745      416,073       117,576
                                         ------------ ------------  ------------ ---------------
  NET INVESTMENT INCOME ................   2,189,141     5,412,749    3,374,873       724,955
                                         ------------ ------------  ------------ ---------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain (loss)................    (109,978)       61,340        7,528        33,483
Net change in unrealized appreciation ..     271,359     1,234,202      537,792       179,559
                                         ------------ ------------  ------------ ---------------
  NET GAIN .............................     161,381     1,295,542      545,320       213,042
                                         ------------ ------------  ------------ ---------------
NET INCREASE ...........................  $2,350,522    $6,708,291   $3,920,193      $937,997
                                         ============ ============  ============ ===============



                       SEE NOTES TO FINANCIAL STATEMENTS

   MICHIGAN    MINNESOTA    NEW JERSEY   NEW YORK       OHIO      PENNSYLVANIA
------------  ----------- ------------  ---------- ------------  --------------
 $1,127,541     $512,791    $2,446,540   $732,418    $1,133,758    $2,523,312
------------  ----------- ------------  ---------- ------------  --------------
     69,676       31,997       150,967     45,334        70,502       155,772
     29,218       13,431        61,763     19,193        28,294        64,808
     10,354        4,369        20,544      4,746         9,304        19,757
     24,878       27,092        24,958     23,834        26,434        28,861
      3,019        1,839         9,546      2,909         4,457         9,880
      1,000          324         2,216        585           979         2,331
      1,397          789         2,719      1,276         1,449         2,491
      2,060        3,382         4,885      6,652         2,695         2,580
      5,093        5,506         8,257      5,098         6,268         7,936
------------  ----------- ------------  ---------- ------------  --------------
    146,695       88,729       285,855    109,627       150,382       294,416
     (3,956)      (2,652)       --         (3,265)       (2,904)       --
     (1,397)        (789)       (2,716)    (1,269)       (1,449)       (2,485)
------------  ----------- ------------  ---------- ------------  --------------
    141,342       85,288       283,139    105,093       146,029       291,931
------------  ----------- ------------  ---------- ------------  --------------
    986,199      427,503     2,163,401    627,325       987,729     2,231,381
------------  ----------- ------------  ---------- ------------  --------------

     (5,611)      (2,079)      150,746     10,788       (12,075)        8,207
    274,701       75,733       554,643    215,377       291,150       509,480
------------  ----------- ------------  ---------- ------------  --------------
    269,090       73,654       705,389    226,165       279,075       517,687
------------  ----------- ------------  ---------- ------------  --------------
 $1,255,289     $501,157    $2,868,790   $853,490    $1,266,804    $2,749,068
============  =========== ============  ========== ============  ==============

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                              ARIZONA                              CALIFORNIA
                                               ------------------------------------- -------------------------------------
                                                  FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                      ENDED              ENDED              ENDED              ENDED
                                                NOVEMBER 30, 1997  NOVEMBER 30, 1996  NOVEMBER 30, 1997  NOVEMBER 30, 1996
---------------------------------------------  -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.........................     $ 2,189,141        $ 2,428,863       $  5,412,749       $  6,053,758
Net realized gain (loss)......................        (109,978)           234,117             61,340           (188,814)
Net change in unrealized appreciation ........         271,359           (594,791)         1,234,202          1,413,134
                                               -----------------  -----------------  -----------------  -----------------
  NET INCREASE................................       2,350,522          2,068,189          6,708,291          7,278,078
                                               -----------------  -----------------  -----------------  -----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.........................      (2,184,122)        (2,422,556)        (5,399,835)        (6,037,805)
Net realized gain.............................          --                 --                --                 --
                                               -----------------  -----------------  -----------------  -----------------
  TOTAL.......................................      (2,184,122)        (2,422,556)        (5,399,835)        (6,037,805)
                                               -----------------  -----------------  -----------------  -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL
 INTEREST:
Net proceeds from sales.......................       2,336,830          4,009,521          7,477,913         10,738,339
Reinvestment of dividends and distributions ..       1,079,937          1,192,120          2,501,877          2,920,191
Cost of shares repurchased....................      (7,940,826)        (8,889,549)       (20,938,231)       (18,809,193)
                                               -----------------  -----------------  -----------------  -----------------
  NET DECREASE................................      (4,524,059)        (3,687,908)       (10,958,441)        (5,150,663)
                                               -----------------  -----------------  -----------------  -----------------
  TOTAL DECREASE..............................      (4,357,659)        (4,042,275)        (9,649,985)        (3,910,390)
NET ASSETS:
Beginning of period...........................      46,248,217         50,290,492        113,859,054        117,769,444
                                               -----------------  -----------------  -----------------  -----------------
  END OF PERIOD...............................     $41,890,558        $46,248,217       $104,209,069       $113,859,054
                                               =================  =================  =================  =================
UNDISTRIBUTED NET INVESTMENT INCOME...........     $    11,331        $     6,307       $     28,867       $     15,953
                                               =================  =================  =================  =================
SHARES ISSUED AND REPURCHASED:
Sold..........................................         222,217            382,246            695,221          1,015,703
Reinvestment of dividends and distributions ..         102,819            114,076            232,768            276,280
Repurchased...................................        (756,888)          (850,272)        (1,952,197)        (1,789,292)
                                               -----------------  -----------------  -----------------  -----------------
  NET DECREASE................................        (431,852)          (353,950)        (1,024,208)          (497,309)
                                               =================  =================  =================  =================

               FLORIDA                            MASSACHUSETTS                            MICHIGAN
------------------------------------- ------------------------------------- -------------------------------------
   FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
       ENDED              ENDED              ENDED              ENDED              ENDED              ENDED
NOVEMBER 30, 1997   NOVEMBER 30, 1996  NOVEMBER 30, 1997  NOVEMBER 30, 1996  NOVEMBER 30, 1997  NOVEMBER 30, 1996
-----------------  -----------------  -----------------  -----------------  -----------------   -----------------
   $  3,374,873       $  3,657,627        $   724,955        $   846,815        $   986,199        $ 1,095,779
          7,528            (10,934)            33,483             (6,674)            (5,611)             4,837
        537,792           (216,205)           179,559            (59,232)           274,701            (91,304)
-----------------  -----------------  -----------------  -----------------  -----------------   -----------------
      3,920,193          3,430,488            937,997            780,909          1,255,289          1,009,312
-----------------  -----------------  -----------------  -----------------  -----------------   -----------------

     (3,366,826)        (3,647,904)          (722,987)          (844,604)          (982,775)        (1,093,971)
        --                 --                  --                (35,280)            --                 --
-----------------  -----------------  -----------------  -----------------  -----------------   -----------------
     (3,366,826)        (3,647,904)          (722,987)          (879,884)          (982,775)        (1,093,971)
-----------------  -----------------  -----------------  -----------------  -----------------   -----------------

      8,867,050          9,196,793          1,064,313          1,641,760          1,770,777          2,833,619
      1,179,653          1,309,984            419,440            488,781            545,749            628,246
    (16,053,675)       (13,805,676)        (3,158,448)        (2,965,069)        (3,939,781)        (4,186,713)
-----------------  -----------------  -----------------  -----------------  -----------------   -----------------
     (6,006,972)        (3,298,899)        (1,674,695)          (834,528)        (1,623,255)          (724,848)
-----------------  -----------------  -----------------  -----------------  -----------------   -----------------
     (5,453,605)        (3,516,315)        (1,459,685)          (933,503)        (1,350,741)          (809,507)

     70,541,746         74,058,061         16,020,960         16,954,463         20,863,111         21,672,618
-----------------  -----------------  -----------------  -----------------  -----------------   -----------------
   $ 65,088,141       $ 70,541,746        $14,561,275        $16,020,960        $19,512,370        $20,863,111
=================  =================  =================  =================  =================   =================
   $     17,770       $      9,723        $     4,177        $     2,211        $     5,232        $     1,808
=================  =================  =================  =================  =================   =================

        824,008            858,505             97,718            152,246            164,023            267,388
        109,387            122,498             38,568             45,436             50,741             59,047
     (1,491,135)        (1,292,611)          (291,669)          (275,364)          (366,507)          (394,837)
-----------------  -----------------  -----------------  -----------------  -----------------   -----------------
       (557,740)          (311,608)          (155,383)           (77,682)          (151,743)           (68,402)
=================  =================  =================  =================  =================   =================

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS, continued



                                                             MINNESOTA                             NEW JERSEY
                                               ------------------------------------- -------------------------------------
                                                  FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                      ENDED              ENDED              ENDED              ENDED
                                                NOVEMBER 30, 1997  NOVEMBER 30, 1996  NOVEMBER 30, 1997  NOVEMBER 30, 1996
---------------------------------------------  -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.........................     $   427,503        $   547,067        $ 2,163,401        $ 2,395,464
Net realized gain (loss)......................          (2,079)           (23,006)           150,746            220,181
Net change in unrealized appreciation ........          75,733            (14,644)           554,643           (459,218)
                                               -----------------  -----------------  -----------------  -----------------
  NET INCREASE................................         501,157            509,417          2,868,790          2,156,427
                                               -----------------  -----------------  -----------------  -----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.........................        (426,679)          (545,720)        (2,158,598)        (2,389,171)
Net realized gain.............................          --                 --                 --                 --
                                               -----------------  -----------------  -----------------  -----------------
  TOTAL.......................................        (426,679)          (545,720)        (2,158,598)        (2,389,171)
                                               -----------------  -----------------  -----------------  -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL
 INTEREST:
Net proceeds from sales.......................         341,882            559,751          3,174,698          4,426,421
Reinvestment of dividends and distributions ..         238,618            329,304          1,208,830          1,341,520
Cost of shares repurchased....................      (1,835,516)        (2,159,547)        (8,403,076)        (8,594,526)
                                               -----------------  -----------------  -----------------  -----------------
  NET DECREASE................................      (1,255,016)        (1,270,492)        (4,019,548)        (2,826,585)
                                               -----------------  -----------------  -----------------  -----------------
  TOTAL DECREASE..............................      (1,180,538)        (1,306,795)        (3,309,356)        (3,059,329)
NET ASSETS:
Beginning of period...........................       9,922,889         11,229,684         44,829,273         47,888,602
                                               -----------------  -----------------  -----------------  -----------------
  END OF PERIOD...............................     $ 8,742,351        $ 9,922,889        $41,519,917        $44,829,273
                                               =================  =================  =================  =================
UNDISTRIBUTED NET INVESTMENT INCOME...........     $     2,647        $     1,347        $    11,222        $     6,293
                                               =================  =================  =================  =================
SHARES ISSUED AND REPURCHASED:
Sold..........................................          32,070             53,608            298,058            419,871
Reinvestment of dividends and distributions ..          22,587             31,517            113,233            127,384
Repurchased...................................        (173,686)          (207,315)          (786,812)          (818,142)
                                               -----------------  -----------------  -----------------  -----------------
  NET DECREASE................................        (119,029)          (122,190)          (375,521)          (270,887)
                                               =================  =================  =================  =================

              NEW YORK                               OHIO                              PENNSYLVANIA
------------------------------------ ------------------------------------ ------------------------------------
   FOR THE YEAR       FOR THE YEAR      FOR THE YEAR       FOR THE YEAR      FOR THE YEAR       FOR THE YEAR
       ENDED             ENDED              ENDED             ENDED              ENDED             ENDED
NOVEMBER 30, 1997  NOVEMBER 30, 1996  NOVEMBER 30, 1997 NOVEMBER 30, 1996  NOVEMBER 30, 1997 NOVEMBER 30, 1996
-----------------  ----------------- -----------------  ----------------- -----------------  -----------------
    $   627,325       $   734,594        $   987,729       $ 1,150,244        $ 2,231,381       $  2,563,671
         10,788           (17,737)           (12,075)           14,562              8,207            123,735
        215,377            34,135            291,150          (137,210)           509,480           (236,754)
-----------------  ----------------- -----------------  ----------------- -----------------  -----------------
        853,490           750,992          1,266,804         1,027,596          2,749,068          2,450,652
-----------------  ----------------- -----------------  ----------------- -----------------  -----------------

       (626,041)         (732,659)          (985,654)       (1,147,419)        (2,226,117)        (2,557,172)
         --                --                 --                --                (98,622)           --
-----------------  ----------------- -----------------  ----------------- -----------------  -----------------
       (626,041)         (732,659)          (985,654)       (1,147,419)        (2,324,739)        (2,557,172)
-----------------  ----------------- -----------------  ----------------- -----------------  -----------------

        500,333         1,812,721          1,904,978         2,846,349          2,548,744          3,426,864
        327,002           377,028            559,793           684,898          1,234,155          1,356,713
     (2,488,429)       (2,576,180)        (5,477,168)       (5,307,661)        (7,206,475)       (11,556,735)
-----------------  ----------------- -----------------  ----------------- -----------------  -----------------
     (1,661,094)         (386,431)        (3,012,397)       (1,776,414)        (3,423,576)        (6,773,158)
-----------------  ----------------- -----------------  ----------------- -----------------  -----------------
     (1,433,645)         (368,098)        (2,731,247)       (1,896,237)        (2,999,247)        (6,879,678)

     14,020,091        14,388,189         21,207,467        23,103,704         47,055,374         53,935,052
-----------------  ----------------- -----------------  ----------------- -----------------  -----------------
    $12,586,446       $14,020,091        $18,476,220       $21,207,467        $44,056,127       $ 47,055,374
=================  ================= =================  ================= =================  =================
    $     3,219       $     1,935        $     7,915       $     2,825        $    11,763       $      6,499
=================  ================= =================  ================= =================  =================

         46,105           169,476            177,550           267,942            236,669            321,119
         30,087            35,233             52,107            64,506            114,454            127,040
       (230,243)         (241,090)          (508,953)         (502,913)          (670,418)        (1,081,877)
-----------------  ----------------- -----------------  ----------------- -----------------  -----------------
       (154,051)          (36,381)          (279,296)         (170,465)          (319,295)          (633,718)
=================  ================= =================  ================= =================  =================

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Multi-State Municipal Series Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The investment objective of each Series is to provide a high level of current income exempt from both Federal and the designated state income taxes consistent with preservation of capital.

The Fund, organized on October 29, 1990, as a Massachusetts business trust, is comprised of ten separate Series (the "Series"); the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series. Each of the Series commenced operations on January 15, 1991, with the exception of the Arizona Series which commenced operations on April 30, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Fund's Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1997, continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. EXPENSES -- Direct expenses are charged to the respective Series and general corporate expenses are allocated on the basis of relative net assets or equally among the Series.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, each Series of the Fund pays Dean Witter InterCapital Inc. (the "Investment Manager") a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the daily net assets of each Series determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes office space and facilities, equipment, clerical, bookkeeping and certain legal services, and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager had undertaken to waive management fees and assume all expenses that exceeded 0.50% of the daily net assets with respect to the Massachusetts, Michigan, Minnesota, New York and Ohio Series through December 31, 1996.

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1997, continued

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

Under the Plan, the expenses of certain activities and services provided by Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses incurred in connection with the distribution of the Fund's shares, are reimbursed.

Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended November 30, 1997, the distribution fees were accrued at the following annual rates:



                     ARIZONA       CALIFORNIA      FLORIDA      MASSACHUSETTS       MICHIGAN
                  ------------- --------------  ------------ -----------------  ----------------
Annual Rate .....     0.14%          0.15%          0.15%           0.14%             0.15%
                  ============= ==============  ============ =================  ================

                    MINNESOTA      NEW JERSEY     NEW YORK          OHIO          PENNSYLVANIA
                  ------------- --------------  ------------ -----------------  ----------------
                      0.15%          0.14%          0.15%           0.14%             0.15%
                  ============= ==============  ============ =================  ================

For the year ended November 30, 1997, the Distributor has informed the Fund that commissions from the sale of the Fund's shares of beneficial interest were as follows:

                     ARIZONA       CALIFORNIA      FLORIDA      MASSACHUSETTS       MICHIGAN
                  ------------- --------------  ------------ -----------------  ----------------
Commissions .....    $78,723        $217,964      $246,992         $33,721           $62,309
                  ============= ==============  ============ =================  ================

                    MINNESOTA      NEW JERSEY     NEW YORK          OHIO          PENNSYLVANIA
                  ------------- --------------  ------------ -----------------  ----------------
                     $10,336        $106,022       $13,171         $61,213           $81,662
                  ============= ==============  ============ =================  ================


Such commissions are not an expense of the Fund; they are deducted from the proceeds of the sale of the shares of beneficial interest.

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1997, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from the sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1997 were as follows:


                   ARIZONA       CALIFORNIA        FLORIDA       MASSACHUSETTS       MICHIGAN
               -------------- ---------------  -------------- -----------------  ----------------
Purchases.....    $ 957,700      $17,178,311     $4,445,930       $1,427,580         $ 485,555
               ============== ===============  ============== =================  ================
Sales.........   $3,646,510      $27,517,567     $8,134,039       $1,936,616         $ 958,463
               ============== ===============  ============== =================  ================

                  MINNESOTA      NEW JERSEY       NEW YORK           OHIO          PENNSYLVANIA
               -------------- ---------------  -------------- -----------------  ----------------
Purchases.....       $--         $5,604,450       $ 523,812        $ 977,570        $3,289,640
               ============== ===============  ============== =================  ================
Sales ........    $ 717,373      $8,586,875      $2,464,444       $3,515,605        $4,919,300
               ============== ===============  ============== =================  ================


The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended November 30, 1997 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities for each of the respective Series were as follows:

                                   ARIZONA       CALIFORNIA      FLORIDA      MASSACHUSETTS       MIGHIGAN
                                ------------- --------------  ------------ -----------------  ----------------
Aggregate Pension Costs  ......     $ 650          $1,542         $ 956           $ 177             $ 264
                                ============= ==============  ============ =================  ================

                                  MINNESOTA      NEW JERSEY     NEW YORK          OHIO          PENNSYLVANIA
                                ------------- --------------  ------------ -----------------  ----------------
                                    $ 132          $ 614          $ 176           $ 302             $ 650
                                ============= ==============  ============ =================  ================

                                   ARIZONA       CALIFORNIA      FLORIDA      MASSACHUSETTS       MICHIGAN
                                ------------- --------------  ------------ -----------------  ----------------
Accrued Pension Liability  ....     $3,671         $8,943        $5,512          $1,250            $1,603
                                ============= ==============  ============ =================  ================

                                  MINNESOTA      NEW JERSEY     NEW YORK          OHIO          PENNSYLVANIA
                                ------------- --------------  ------------ -----------------  ----------------
                                    $ 828          $3,526        $1,086          $1,764            $3,871
                                ============= ==============  ============ =================  ================

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1997, continued

Dean Witter FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. As of November 30, 1997, each of the Series had transfer agent fees and expenses payable as follows:



                                                  ARIZONA       CALIFORNIA      FLORIDA      MASSACHUSETTS       MICHIGAN
                                               ------------- --------------  ------------ -----------------  ----------------
Transfer Agent Fees and Expenses Payable  ....      $274           $342          $350            $226              $ 317
                                               ============= ==============  ============ =================  ================

                                                 MINNESOTA      NEW JERSEY     NEW YORK          OHIO          PENNSYLVANIA
                                               ------------- --------------  ------------ -----------------  ----------------
                                                    $57            $671          $101            $209             $2,009
                                               ============= ==============  ============ =================  ================


5. FEDERAL INCOME TAX STATUS

At November 30, 1997, the following Series had an approximate net capital loss carryover to offset future capital gains to the extent provided by regulations:


 AVAILABLE THROUGH NOVEMBER 30,         2002       2003        2004        2005       TOTAL
-----------------------------------  ---------  ----------  ---------  ----------  ----------
Arizona  ...........................  $  6,700      --          --       $110,000    $116,700
California  ........................    76,900   $247,100    $52,900       74,500     451,400
Florida  ...........................    35,000      --          --         44,700      79,700
Michigan  ..........................     8,400      --          --          5,600      14,000
Minnesota  .........................    32,000     24,300     20,300        4,800      81,400
New Jersey  ........................     --         5,200       --          --          5,200
New York  ..........................     --         --        13,300        --         13,300
Ohio  ..............................   158,100      --          --         12,100     170,200



During the year ended November 30, 1997, the following Series utilized approximate net capital loss carryovers: Massachusetts -$6,700; New Jersey -$150,700 and New York -$10,800.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The Florida Series incurred and will elect to defer net capital losses during fiscal 1997 of $1,000.

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                    NET ASSET                      NET                                                          TOTAL
       YEAR           VALUE         NET         REALIZED      TOTAL FROM                                      DIVIDENDS
       ENDED        BEGINNING    INVESTMENT  AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO       AND
    NOVEMBER 30     OF PERIOD      INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS     SHAREHOLDERS    DISTRIBUTIONS
-----------------  ----------- ------------  -------------- ------------  -------------- ----------------  ---------------
ARIZONA SERIES
1991(b)               $ 9.60       $0.36         $ 0.17         $ 0.53        $(0.36)              --           $(0.36)
1992                    9.77        0.64           0.41           1.05         (0.64)              --            (0.64)
1993                   10.18        0.58           0.56           1.14         (0.58)          $(0.02)           (0.60)
1994                   10.72        0.55          (1.29)         (0.74)        (0.55)           (0.01)           (0.56)
1995                    9.42        0.54           1.23           1.77         (0.54)              --            (0.54)
1996                   10.65        0.54          (0.06)          0.48         (0.54)              --            (0.54)
1997                   10.59        0.53           0.05           0.58         (0.53)              --            (0.53)
CALIFORNIA SERIES
1991(a)                 9.60        0.60           0.39           0.99         (0.60)              --            (0.60)
1992                    9.99        0.67           0.34           1.01         (0.67)           (0.01)           (0.68)
1993                   10.32        0.61           0.68           1.29         (0.61)              --            (0.61)
1994                   11.00        0.58          (1.48)         (0.90)        (0.58)           (0.14)           (0.72)
1995                    9.38        0.56           1.29           1.85         (0.56)              --            (0.56)
1996                   10.67        0.56           0.14           0.70         (0.56)              --            (0.56)
1997                   10.81        0.55           0.15           0.70         (0.55)              --            (0.55)
FLORIDA SERIES
1991(a)                 9.60        0.55           0.28           0.83         (0.55)              --            (0.55)
1992                    9.88        0.64           0.41           1.05         (0.64)              --            (0.64)
1993                   10.29        0.59           0.64           1.23         (0.59)              --            (0.59)
1994                   10.93        0.56          (1.33)         (0.77)        (0.56)              --            (0.56)
1995                    9.60        0.56           1.28           1.84         (0.56)              --            (0.56)
1996                   10.88        0.55          (0.02)          0.53         (0.55)              --            (0.55)
1997                   10.86        0.54           0.11           0.65         (0.54)              --            (0.54)
MASSACHUSETTS SERIES
1991(a)                 9.60        0.54           0.38           0.92         (0.54)              --            (0.54)
1992                    9.98        0.66           0.42           1.08         (0.66)           (0.04)           (0.70)
1993                   10.36        0.60           0.72           1.32         (0.60)              --            (0.60)
1994                   11.08        0.56          (1.38)         (0.82)        (0.56)           (0.10)           (0.66)
1995                    9.60        0.57           1.37           1.94         (0.57)              --            (0.57)
1996                   10.97        0.57          (0.03)          0.54         (0.57)           (0.02)           (0.59)
1997                   10.92        0.53           0.18           0.71         (0.53)              --            (0.53)
MICHIGAN SERIES
1991(a)                 9.60        0.54           0.36           0.90         (0.54)              --            (0.54)
1992                    9.96        0.65           0.46           1.11         (0.65)           (0.01)           (0.66)
1993                   10.41        0.61           0.64           1.25         (0.61)              --            (0.61)
1994                   11.05        0.56          (1.41)         (0.85)        (0.56)           (0.18)           (0.74)
1995                    9.46        0.57           1.35           1.92         (0.57)              --            (0.57)
1996                   10.81        0.56          (0.03)          0.53         (0.56)              --            (0.56)
1997                   10.78        0.53           0.16           0.69         (0.53)              --            (0.53)


------------
(a)     January 15, 1991 (commencement of operations) to November 30, 1991.
(b)     April 30, 1991 (commencement of operations) to November 30, 1991.
*       After application of the Fund's expense limitation.
+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.
(3)     Does not reflect the effect of expense offset of 0.01%.

                SEE NOTES TO FINANCIAL STATEMENTS

                                         RATIOS TO AVERAGE NET     RATIOS TO AVERAGE NET
                                                 ASSETS                   ASSETS
                                          (AFTER EXPENSES WERE     (BEFORE EXPENSES WERE
                                                ASSUMED)                 ASSUMED)
                                        ------------------------ ------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                    NET                      NET       PORTFOLIO
   END OF     INVESTMENT      PERIOD                 INVESTMENT               INVESTMENT    TURNOVER
   PERIOD       RETURN+      (000'S)     EXPENSES      INCOME     EXPENSES      INCOME        RATE
-----------  ------------ ------------  ---------- ------------  ---------- ------------  -----------
   $ 9.77         5.66%(1)   $ 20,733      0.15%(2)     6.32%(2)    1.43%(2)     5.04%(2)       8%(1)
    10.18        11.08         38,812      0.15         6.33        0.74         5.74          15
    10.72        11.42         59,877      0.48         5.40        0.65         5.22           5
     9.42        (7.16)        47,628      0.62         5.33        0.63         5.32          11
    10.65        19.21         50,290      0.65 (3)     5.33        0.65         5.33           6
    10.59         4.63         46,248      0.65 (3)     5.12        0.65         5.12           9
    10.64         5.64         41,891      0.66 (3)     5.04        0.66         5.04           2

     9.99        10.29 (1)     41,568      0.15 (2)     6.53 (2)    0.97 (2)     5.71 (2)      24 (1)
    10.32        10.23         95,604      0.15         6.36        0.67         5.84           5
    11.00        12.77        139,308      0.48         5.57        0.60         5.45          11
     9.38        (8.65)       112,450      0.58         5.59        0.59         5.58          12
    10.67        20.15        117,769      0.60 (3)     5.50        0.60         5.50           5
    10.81         6.76        113,859      0.59         5.28        0.59         5.28          19
    10.96         6.55        104,209      0.59         5.08        0.59         5.08          17

     9.88         8.84 (1)     17,719      0.15 (2)     6.45 (2)    1.27 (2)     5.33 (2)      10 (1)
    10.29        10.92         51,560      0.15         6.19        0.73         5.62           6
    10.93        12.20         84,494      0.48         5.39        0.63         5.23           3
     9.60        (7.29)        71,458      0.61         5.34        0.62         5.33           3
    10.88        19.54         74,058      0.63 (3)     5.34        0.63         5.34           8
    10.86         5.03         70,542      0.62 (3)     5.13        0.62         5.13          25
    10.97         6.10         65,088      0.62         5.02        0.62         5.02           7

     9.98         9.87 (1)      3,205      0.15 (2)     6.50 (2)    2.50* (2)    4.08* (2)     40 (1)
    10.36        11.19         10,113      0.14         6.26        1.25         5.16          10
    11.08        13.06         18,344      0.48         5.47        0.84         5.10          12
     9.60        (7.71)        15,507      0.50         5.35        0.78         5.07          10
    10.97        20.58         16,954      0.50 (3)     5.39        0.79         5.11           7
    10.92         5.07         16,021      0.50 (3)     5.23        0.82         4.91          11
    11.10         6.68         14,561      0.79 (3)     4.85        0.81         4.83          10

     9.96         9.54 (1)      6,630      0.15 (2)     6.54 (2)    1.73 (2)     4.96 (2)      46 (1)
    10.41        11.78         13,809      0.14         6.28        1.01         5.42           9
    11.05        12.28         22,083      0.48         5.53        0.80         5.20          15
     9.46        (8.07)        19,831      0.50         5.44        0.75         5.19           9
    10.81        20.69         21,673      0.50 (3)     5.49        0.77         5.22          22
    10.78         5.09         20,863      0.50 (3)     5.27        0.76         5.01           5
    10.94         6.52         19,512      0.72 (3)     4.95        0.74         4.93           3

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
FINANCIAL HIGHLIGHTS, continued

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                      NET ASSET                      NET                                                          TOTAL
        YEAR            VALUE         NET         REALIZED      TOTAL FROM                                      DIVIDENDS
        ENDED         BEGINNING    INVESTMENT  AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO       AND
    NOVEMBER 30,      OF PERIOD      INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS     SHAREHOLDERS    DISTRIBUTIONS
-------------------  ----------- ------------  -------------- ------------  -------------- ----------------  ---------------
MINNESOTA SERIES
1991(a)                 $ 9.60       $0.51         $ 0.19         $ 0.70        $(0.51)              --           $(0.51)
1992                      9.79        0.63           0.32           0.95         (0.63)              --            (0.63)
1993                     10.11        0.58           0.67           1.25         (0.58)              --            (0.58)
1994                     10.78        0.55          (1.42)         (0.87)        (0.55)          $(0.08)           (0.63)
1995                      9.28        0.54           1.33           1.87         (0.54)              --            (0.54)
1996                     10.61        0.54          (0.01)          0.53         (0.54)              --            (0.54)
1997                     10.60        0.49           0.10           0.59         (0.49)              --            (0.49)
NEW JERSEY SERIES
1991(a)                   9.60        0.55           0.35           0.90         (0.55)              --            (0.55)
1992                      9.95        0.66           0.44           1.10         (0.66)           (0.04)           (0.70)
1993                     10.35        0.60           0.62           1.22         (0.60)           (0.03)           (0.63)
1994                     10.94        0.55          (1.39)         (0.84)        (0.55)           (0.08)           (0.63)
1995                      9.47        0.56           1.26           1.82         (0.56)              --            (0.56)
1996                     10.73        0.55          (0.03)          0.52         (0.55)              --            (0.55)
1997                     10.70        0.53           0.18           0.71         (0.53)              --            (0.53)
NEW YORK SERIES
1991(a)                   9.60        0.54           0.46           1.00         (0.54)              --            (0.54)
1992                     10.06        0.68           0.34           1.02         (0.68)           (0.06)           (0.74)
1993                     10.34        0.62           0.69           1.31         (0.62)              --            (0.62)
1994                     11.03        0.57          (1.52)         (0.95)        (0.57)           (0.05)           (0.62)
1995                      9.46        0.56           1.42           1.98         (0.56)              --            (0.56)
1996                     10.88        0.56           0.02           0.58         (0.56)              --            (0.56)
1997                     10.90        0.53           0.21           0.74         (0.53)              --            (0.53)
OHIO SERIES
1991(a)                   9.60        0.53           0.25           0.78         (0.53)              --            (0.53)
1992                      9.85        0.66           0.41           1.07         (0.66)           (0.01)           (0.67)
1993                     10.25        0.60           0.72           1.32         (0.60)              --            (0.60)
1994                     10.97        0.55          (1.43)         (0.88)        (0.55)           (0.12)           (0.67)
1995                      9.42        0.56           1.38           1.94         (0.56)              --            (0.56)
1996                     10.80        0.55          (0.03)          0.52         (0.55)              --            (0.55)
1997                     10.77        0.53           0.17           0.70         (0.53)              --            (0.53)
PENNSYLVANIA SERIES
1991(a)                   9.60        0.53           0.30           0.83         (0.53)              --            (0.53)
1992                      9.90        0.66           0.44           1.10         (0.66)              --            (0.66)
1993                     10.34        0.61           0.67           1.28         (0.61)              --            (0.61)
1994                     11.01        0.56          (1.39)         (0.83)        (0.56)           (0.06)           (0.62)
1995                      9.56        0.55           1.29           1.84         (0.55)              --            (0.55)
1996                     10.85        0.55             --           0.55         (0.55)              --            (0.55)
1997                     10.85        0.54           0.14           0.68         (0.54)           (0.02)           (0.56)


------------
(a)     January 15, 1991 (commencement of operations) to November 30, 1991.
*       After application of the Fund's expense limitation.
+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.
(3)     Does not reflect the effect of expense offset of 0.01%.

                                         RATIOS TO AVERAGE NET     RATIOS TO AVERAGE NET
                                                 ASSETS                    ASSETS
                                          (AFTER EXPENSES WERE     (BEFORE EXPENSES WERE
                                                ASSUMED)                  ASSUMED)
                                        ------------------------ -------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                    NET                       NET       PORTFOLIO
   END OF     INVESTMENT      PERIOD                 INVESTMENT                INVESTMENT    TURNOVER
   PERIOD       RETURN+      (000'S)     EXPENSES      INCOME      EXPENSES      INCOME        RATE
-----------  ------------ ------------  ---------- ------------  ----------- ------------  -----------
   $ 9.79         7.42 %(1)  $ 3,131       0.15%(2)    6.04%(2)     2.50*%(2)    2.87*%(2)       4%(1)
    10.11         9.91         6,420       0.14        6.16         1.46         4.85           23
    10.78        12.64        11,538       0.48        5.39         1.04         4.83            8
     9.28        (8.42)        9,793       0.50        5.41         0.91         5.00           14
    10.61        20.60        11,230       0.50 (3)    5.35         0.98         4.88            3
    10.60         5.21         9,923       0.50 (3)    5.21         0.96         4.75            5
    10.70         5.76         8,742       0.94 (3)    4.68         0.97         4.65           --

     9.95         9.59  (1)   15,812       0.15 (2)    6.43 (2)     1.21  (2)    5.36  (2)      36 (1)
    10.35        11.34        32,123       0.15        6.36         0.79         5.71           19
    10.94        12.03        54,499       0.48        5.41         0.69         5.20            7
     9.47        (7.96)       45,497       0.64        5.38         0.65         5.37            6
    10.73        19.60        47,889       0.67 (3)    5.42         0.67         5.42           14
    10.70         4.93        44,829       0.66 (3)    5.23         0.66         5.23            5
    10.88         6.99        41,520       0.66        5.02         0.66         5.02           14

    10.06        10.73  (1)    3,976       0.15 (2)    6.44 (2)     2.22  (2)    4.37  (2)      51 (1)
    10.34        10.35         9,604       0.15        6.45         1.23         5.37           21
    11.03        12.91        15,955       0.48        5.61         0.88         5.21           11
     9.46        (8.96)       14,522       0.50        5.48         0.82         5.16           14
    10.88        21.40        14,388       0.50 (3)    5.43         0.85         5.09           24
    10.90         5.46        14,020       0.50 (3)    5.25         0.84         4.91           22
    11.11         7.06        12,586       0.82 (3)    4.84         0.84         4.82            4

     9.85         8.35  (1)    6,267       0.15 (2)    6.38 (2)     2.04  (2)    4.48  (2)      22 (1)
    10.25        11.12        13,686       0.15        6.41         1.01         5.56           23
    10.97        13.19        24,849       0.48        5.45         0.78         5.14           20
     9.42        (8.34)       20,693       0.50        5.31         0.71         5.10           18
    10.80        21.02        23,104       0.50 (3)    5.42         0.77         5.16           19
    10.77         5.04        21,207       0.50 (3)    5.23         0.75         4.98           32
    10.94         6.67        18,476       0.73 (3)    4.90         0.74         4.89            5

     9.90         8.77  (1)   12,147       0.15 (2)    6.46 (2)     1.54  (2)    5.07  (2)      12 (1)
    10.34        11.47        31,509       0.15        6.31         0.81         5.65            3
    11.01        12.64        53,378       0.48        5.54         0.68         5.33            5
     9.56        (7.84)       47,557       0.64        5.37         0.66         5.35           19
    10.85        19.65        53,935       0.66 (3)    5.29         0.66         5.29            8
    10.85         5.27        47,055       0.65 (3)    5.17         0.65         5.17           --
    10.97         6.53        44,056       0.66        5.01         0.66         5.01            8

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series, and the Pennsylvania Series (constituting the Dean Witter Multi-State Municipal Series Trust, hereafter referred to as the "Fund") at November 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period January 15, 1991 (commencement of operations for all Series except the Arizona Series) and April 30, 1991 (commencement of operations for the Arizona Series) through November 30, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
January 12, 1998

                  1997 FEDERAL INCOME TAX NOTICE (unaudited)

       During the year ended November 30, 1997, the Fund paid to shareholders dividends per share from net investment income as follows:



 ARIZONA    CALIFORNIA    FLORIDA   MASSACHUSETTS    MICHIGAN   MINNESOTA    NEW JERSEY   NEW YORK    OHIO     PENNSYLVANIA
---------  ------------ ---------  --------------- ----------  ----------- ------------  ---------- -------  --------------
$0.53          $0.55       $0.54        $0.53         $0.53       $0.49        $0.53        $0.53     $0.53       $0.54

       All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

       For the same period, the Pennsylvania Series paid to shareholders long-term capital gains of $0.02 per share.

                 DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST

                            PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

       a) Financial Statements

      (1)   Financial statements and schedules, included In Prospectus
            (Part A):

                                                                        Page in
                                                                     Prospectus
                                                                     ----------

          Financial Highlights for the period from Commencement of
          Operations through November 30, 1991 and for the years ended
          November 30, 1992, 1993, 1994, 1995, 1996,  and 1997...............4

      (2) Financial statements included in the Statement of Additional Information (Part B):

                                                                        Page in
                                                                            SAI
                                                                            ---

          Portfolio of investments at November 30, 1997.....................57

          Statement of Assets and Liabilities at November 30, 1997..........83

          Statement of Operations for the year ended November 30, 1997......85

          Statement of Changes in Net Assets for the years ended
          November 30, 1996 and 1997........................................87

          Notes to Financial Statements at November 30, 1997................91

          Financial Highlights for the period from Commencement of
          Operations through November 30, 1991 and for the years ended November 30, 1992, 1993, 1994, 1995, 1996 and
          1997..............................................................96

      (3) Financial statements included in Part C:

          None

       b) Exhibits

          2. Amended and Restated By-Laws of the Registrant dated
             October 23, 1997.

          5. Form of Investment Management Agreement between the Registrant and Dean Witter InterCapital Inc.

          6. Form of Distribution Agreement between the Registrant and Dean Witter Distributors Inc.

          8. Form of Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB.

         11. Consent of Independent Accountants.

         15. Amended and Restated Plan of Distribution Pursuant to Rule
             12b-1.

         16. Schedules for Computation of Performance Quotations.

         27. Financial Data Schedules.

      Other. Power of Attorney.

-------------------------------------------------------------------------------
       All other exhibits were previously filed Via EDGAR and are hereby incorporated by reference.

Item 25.  Persons Controlled by or Under Common Control with Registrant

     None

Item 26.  Number of Holders of Securities

                   (1)                               (2)
                                           Number of Record Holders
               Title of Class                at February 28,1998
               --------------                -------------------
                Arizona                                904
                California                           1,921
                Florida                              1,320
                Massachusetts                          359
                Michigan                               638
                Minnesota                              260
                New Jersey                           1,277
                New York                               314
                Ohio                                   571
                Pennsylvania                         1,172

Item 27.  Indemnification.

         Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.  Business and Other Connections of Investment Adviser.

         See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

         The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III

 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-end Investment Companies:
------------------------------
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Short-Term U.S. Treasury Trust

(32) Dean Witter Diversified Income Trust
(33) Dean Witter U.S. Government Money Market Trust
(34) Dean Witter Global Dividend Growth Securities
(35) Active Assets California Tax-Free Trust
(36) Dean Witter Natural Resource Development Securities Inc.
(37) Active Assets Government Securities Trust
(38) Active Assets Money Trust
(39) Active Assets Tax-Free Trust
(40) Dean Witter Limited Term Municipal Trust
(41) Dean Witter Variable Investment Series
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter International SmallCap Fund
(45) Dean Witter Mid-Cap Growth Fund
(46) Dean Witter Select Dimensions Investment Series
(47) Dean Witter Balanced Growth Fund
(48) Dean Witter Balanced Income Fund
(49) Dean Witter Hawaii Municipal Trust
(50) Dean Witter Capital Appreciation Fund
(51) Dean Witter Intermediate Term U.S. Treasury Trust
(52) Dean Witter Information Fund
(53) Dean Witter Japan Fund
(54) Dean Witter Income Builder Fund
(55) Dean Witter Special Value Fund
(56) Dean Witter Financial Services Trust
(57) Dean Witter Market Leader Trust
(58) Dean Witter S&P 500 Index Fund
(59) Dean Witter Fund of Funds
(60) Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas" Portfolio
(61) Morgan Stanley Dean Witter Growth Fund

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
 (1) TCW/DW North American Government Income Trust
 (2) TCW/DW Latin American Growth Fund
 (3) TCW/DW Income and Growth Fund
 (4) TCW/DW Small Cap Growth Fund
 (5) TCW/DW Total Return Trust
 (6) TCW/DW Mid-Cap Equity Trust
 (7) TCW/DW Global Telecom Trust
 (8) TCW/DW Emerging Markets Opportunities Trust

Closed-End Investment Companies
-------------------------------
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER              VOCATION INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Charles A. Fiumefreddo        Executive Vice President and Director of Dean
Chairman, Chief Executive     Witter Reynolds Inc. ("DWR"); Chairman, Chief
Officer and Director          Executive Officer and Director of Dean Witter
                              Distributors Inc. ("Distributors") and Dean
                              Witter Services Company Inc. ("DWSC");
                              Chairman and Director of Dean Witter Trust
                              FSB ("DWT"); Chairman, Director or Trustee,
                              President and Chief Executive Officer of the
                              Dean Witter Funds and Chairman, Chief
                              Executive Officer and Trustee of the TCW/DW
                              Funds; Director and/or officer of various
                              Morgan Stanley, Dean Witter, Discover & Co.
                              ("MSDWD") subsidiaries.

Philip J. Purcell             Chairman, Chief Executive Officer and
Director                      Director of MSDWD and DWR; Director of DWSC
                              and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various MSDWD subsidiaries.

Richard M. DeMartini          President and Chief Operating Officer of Dean
Director                      Witter Capital, a division of DWR; Director
                              of DWR, DWSC, Distributors and DWT; Trustee of the TCW/DW Funds.

James F. Higgins              President and Chief Operating Officer of Dean
Director                      Witter Financial; Director of DWR, DWSC,
                              Distributors and DWT.

Thomas C. Schneider           Executive Vice President and Chief Strategic
Executive Vice                of MSDWD; Executive Vice President and Chief
President, Chief              Financial Officer of DWSC and Distributors;
Financial Officer and         Director of DWR, DWSC, Distributors and
Director                      MSDWD.

Christine A. Edwards          Executive Vice President, Chief Legal Officer
Director                      and Secretary of MSDWD; Executive Vice
                              President, Secretary and Chief Legal Officer of Distributors; Director of DWR, DWSC and
                              Distributors.

Mitchell M. Merin             President and Chief Strategic Officer of DWSC,
President and Chief           Executive Vice President of Distributors;
Strategic Officer             Executive Vice President and Director of DWT;
                              Executive Vice President and Director of DWR;
                              Director of SPS Transaction Services Inc. and various other MSDWD subsidiaries.

Robert M. Scanlan             President and Chief Operating Officer of
                              DWSC, Executive Vice President President and
                              Chief of Distributors; Executive Vice
                              President and Director of DWT; Vice Operating
                              Officer President of the Dean Witter Funds and the TCW/DW Funds.

John B. Van Heuvelen          President, Chief Operating Officer and Director
Executive Vice                of DWT.
President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER              VOCATION INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Joseph J. McAlinden           Vice President of the Dean Witter Funds and
Executive Vice President      Director of DWT.
and Chief Investment
Officer

Edward C. Oelsner, III
Executive Vice President

Barry Fink                    Assistant Secretary of DWR; Senior Vice
Senior Vice President,        President, Secretary and General Counsel of
Secretary and General         DWSC; Senior Vice President, Assistant
Counsel                       Secretary and Assistant General Counsel of
                              Distributors; Vice President, Secretary and
                              General Counsel of the Dean Witter Funds and the TCW/DW Funds.

Peter M. Avelar               Vice President of various Dean Witter Funds.
Senior Vice President

Mark Bavoso                   Vice President of various Dean Witter Funds.
Senior Vice President

Richard Felegy
Senior Vice President

Edward F. Gaylor              Vice President of various Dean Witter Funds.
Senior Vice President

Robert S. Giambrone           Senior Vice President of DWSC, Distributors and
Senior Vice President         DWT and Director of DWT; Vice President of the
                              Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta              Vice President of various Dean Witter Funds.
Senior Vice President

Kenton J. Hinchliffe         Vice President of various Dean Witter Funds.
Senior Vice President

Kevin Hurley                 Vice President of various Dean Witter Funds.
Senior Vice President

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones             Vice President of Dean Witter Special Value Fund.
Senior Vice President

John B. Kemp, III            President of Distributors.
Senior Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER              VOCATION INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Anita H. Kolleeny             Vice President of various Dean Witter Funds.
Senior Vice President

Jonathan R. Page              Vice President of various Dean Witter Funds.
Senior Vice President

Ira N. Ross                   Vice President of various Dean Witter Funds.
Senior Vice President

Guy G. Rutherfurd, Jr.        Vice President of Dean Witter Market Leader
Senior Vice President         Trust.

Rochelle G. Siegel            Vice President of various Dean Witter Funds.
Senior Vice President

Jayne M. Stevlingson          Vice President of various Dean Witter Funds.
Senior Vice President

Paul D. Vance                 Vice President of various Dean Witter Funds.
Senior Vice President

Elizabeth A. Vetell
Senior Vice President

James F. Willison             Vice President of various Dean Witter Funds.
Senior Vice President

Ronald J. Worobel             Vice President of various Dean Witter Funds.
Senior Vice President

Douglas Brown
First Vice President

Thomas F. Caloia              First Vice President and Assistant Treasurer
First Vice President          of DWSC, Assistant Treasurer of Distributors;
and Assistant                 Treasurer and Chief Financial Officer of the
Treasurer                     Dean Witter Funds and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney            Assistant Secretary of DWR; First Vice
First Vice President          President and Assistant Secretary of DWSC;
and Assistant Secretary       Assistant Secretary of the Dean Witter Funds
                              and the TCW/DW Funds.

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER              VOCATION INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Michael Interrante            First Vice President and Controller of DWSC;
First Vice President          Assistant Treasurer of Distributors; First
and Controller                Vice President and Treasurer of DWT.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri                Vice President of various Dean Witter Funds.
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

Nancy Belza
Vice President

Dale Boettcher
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER              VOCATION INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Salvatore DeSteno             Vice President of DWSC.
Vice President

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes                Vice President of Dean Witter Variable Investment
Vice President                Series

Peter Hermann                 Vice President of various Dean Witter Funds
Vice President

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

James P. Kastberg
Vice President

Michelle Kaufman              Vice President of various Dean Witter Funds
Vice President

Paula LaCosta                 Vice President of various Dean Witter Funds.
Vice President

Thomas Lawlor
Vice President

Gerard J. Lian                Vice President of various Dean Witter Funds.
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER              VOCATION INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Catherine Maniscalco          Vice President of Dean Witter Natural Resource
Vice President                Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis            Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                   Vice President of Dean Witter Natural Resource
Vice President                Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto                  Vice President and Assistant Secretary of
Vice President and            DWSC; Assistant Secretary of the Dean Witter
Assistant Secretary           Funds and the TCW/DW Funds.

George Paoletti
Vice President

Anne Pickrell                 Vice President of various Dean Witter Funds
Vice President

Michael Roan
Vice President

John Roscoe
Vice President

Hugh Rose
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER              VOCATION INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Robert Rossetti               Vice President of Dean Witter Precious Metal and
Vice President                Minerals Trust.

Ruth Rossi                    Vice President and Assistant Secretary of
Vice President and            DWSC; Assistant Secretary of the Dean Witter
Assistant Secretary           Funds and the TCW/DW Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Peter J. Seeley               Vice President of various Dean Witter Funds
Vice President

Naomi Stein
Vice President

Kathleen H. Stromberg         Vice President of various Dean Witter Funds.
Vice President

Marybeth Swisher
Vice President

Robert Vanden Assem
Vice President

James P. Wallin
Vice President

Alice Weiss                   Vice President of various Dean Witter Funds.
Vice President

Item 29.  Principal Underwriters

(a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)  Dean Witter Liquid Asset Fund Inc.
 (2)  Dean Witter Tax-Free Daily Income Trust
 (3)  Dean Witter California Tax-Free Daily Income Trust
 (4)  Dean Witter Retirement Series
 (5)  Dean Witter Dividend Growth Securities Inc.
 (6)  Dean Witter Global Asset Allocation
 (7)  Dean Witter World Wide Investment Trust

 (8)  Dean Witter Capital Growth Securities
 (9)  Dean Witter Convertible Securities Trust
(10)  Active Assets Tax-Free Trust
(11)  Active Assets Money Trust
(12)  Active Assets California Tax-Free Trust
(13)  Active Assets Government Securities Trust
(14)  Dean Witter Short-Term Bond Fund
(15)  Dean Witter Mid-Cap Growth Fund
(16)  Dean Witter U.S. Government Securities Trust
(17)  Dean Witter High Yield Securities Inc.
(18)  Dean Witter New York Tax-Free Income Fund
(19)  Dean Witter Tax-Exempt Securities Trust
(20)  Dean Witter California Tax-Free Income Fund
(21)  Dean Witter Limited Term Municipal Trust
(22)  Dean Witter Natural Resource Development Securities Inc.
(23)  Dean Witter World Wide Income Trust
(24)  Dean Witter Utilities Fund
(25)  Dean Witter Strategist Fund
(26)  Dean Witter New York Municipal Money Market Trust
(27)  Dean Witter Intermediate Income Securities
(28)  Prime Income Trust
(29)  Dean Witter European Growth Fund Inc.
(30)  Dean Witter Developing Growth Securities Trust
(31)  Dean Witter Precious Metals and Minerals Trust
(32)  Dean Witter Pacific Growth Fund Inc.
(33)  Dean Witter Multi-State Municipal Series Trust
(34)  Dean Witter Federal Securities Trust
(35)  Dean Witter Short-Term U.S. Treasury Trust
(36)  Dean Witter Diversified Income Trust
(37)  Dean Witter Health Sciences Trust
(38)  Dean Witter Global Dividend Growth Securities
(39)  Dean Witter American Value Fund
(40)  Dean Witter U.S. Government Money Market Trust
(41)  Dean Witter Global Short-Term Income Fund Inc.
(42)  Dean Witter Value-Added Market Series
(43)  Dean Witter Global Utilities Fund
(44)  Dean Witter International SmallCap Fund
(45)  Dean Witter Balanced Growth Fund
(46)  Dean Witter Balanced Income Fund
(47)  Dean Witter Hawaii Municipal Trust
(48)  Dean Witter Variable Investment Series
(49)  Dean Witter Capital Appreciation Fund
(50)  Dean Witter Intermediate Term U.S. Treasury Trust
(51)  Dean Witter Information Fund
(52)  Dean Witter Japan Fund
(53)  Dean Witter Income Builder Fund
(54)  Dean Witter Special Value Fund
(55)  Dean Witter Financial Services Trust
(56)  Dean Witter Market Leader Trust
(57)  Dean Witter S&P 500 Index Fund

(58)  Dean Witter Fund of Funds
(59)  Morgan Stanley Dean Witter "Competitive Edge" Fund,
          "Best Ideas" Portfolio
(60)  Morgan Stanley Dean Witter Growth Fund
 (1)  TCW/DW North American Government Income Trust
 (2)  TCW/DW Latin American Growth Fund
 (3)  TCW/DW Income and Growth Fund
 (4)  TCW/DW Small Cap Growth Fund
 (5)  TCW/DW Total Return Trust
 (6)  TCW/DW Mid-Cap Equity Trust
 (7)  TCW/DW Global Telecom Trust
 (8)  TCW/DW Emerging Markets Opportunities Trust

         (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

         Name                   Positions and Office with Distributors
         ----                   --------------------------------------
         Fredrick K. Kubler     Senior Vice President, Assistant Secretary
                                and Chief Compliance Officer.

         Michael T. Gregg       Vice President and Assistant Secretary.

Item 30.  Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.  Management Services

         Registrant is not a party to any such management-related service contract.

Item 32.  Undertakings

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 23rd day of March,1998.

                              DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST

                                                By  /s/ Barry Fink
                                                    ------------------------
                                                        Barry Fink
                                               Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                         Title                              Date
----------                         -----                              ----

(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman

By  /s/ Charles A. Fiumefreddo                                      3/23/98
    ----------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer


By  /s/ Thomas F. Caloia                                            3/23/98
    ----------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell


By  /s/ Barry Fink                                                  3/23/98
    ----------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic     Manuel H. Johnson
    Edwin J. Garn     Michael E. Nugent
    John R. Haire     John L. Schroeder
    Wayne E. Hedien



By  /s/ David M. Butowsky                                           3/23/98
    ----------------------------
        David M. Butowsky
        Attorney-in-Fact

                 DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                 ----------------------------------------------
                                 EXHIBIT INDEX
                                 -------------

     2.  Amended and Restated By-Laws of the Registrant dated October 23,
         1997.

     5. Form of Investment Management Agreement between the Registrant and Dean Witter InterCapital Inc.

     6. Form of Distribution Agreement between the Registrant and Dean Witter Distributors Inc.

     8. Form of Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB.

    11.  Consent of Independent Accountants.

    15.  Amended and Restated Plan of Distribution Pursuant to Rule 12b-1.

    16.  Schedules for Computation of Performance Quotations.

    27.  Financial Data Schedules.

 Other.  Power of Attorney.